UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
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Soliciting Material Pursuant to §240.14a-12

Actavis plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

N/A

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Notice of 2015 Annual General Meeting of Shareholders

June 5, 2015

8:30 a.m. local time

1 Grand Canal Square, Docklands, Dublin 2, Ireland

You are hereby notified that the 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) of Actavis plc (the “Company”) will be held at 1 Grand Canal Square, Docklands, Dublin 2, Ireland, at 8:30 a.m. local time, on June 5, 2015, for the following purposes:

1.	To elect Paul M. Bisaro, Nesli Basgoz, M.D., James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Michael R. Gallagher, Catherine M. Klema, Peter J. McDonnell, M.D., Patrick J. O’Sullivan, Brenton L. Saunders, Ronald R. Taylor, and Fred G. Weiss as members of the Board of Directors to hold office until the 2016 Annual Meeting or until each of their respective successors is duly elected and qualified.
2.	To approve, in a non-binding vote, Named Executive Officer compensation;
3.	To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and to authorize, in a binding vote, the Board of Directors, acting through the Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration;
4.	To pass a special resolution to approve, subject to the approval of the Registrar of Companies in Ireland, the change in name of the Company from Actavis plc to Allergan plc;
5.	To approve the Amended and Restated 2013 Incentive Award Plan of Actavis plc;
6.	To consider two shareholder proposals, if properly presented at the meeting;
7.	To receive the Company’s Irish Statutory Accounts for the fiscal year ended December 31, 2014 and the reports of the directors and auditors thereon, and to review the affairs of the Company; and
8.	To transact such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.

The Board of Directors has fixed the close of business on April 10, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on April 10, 2015 will be entitled to notice of and to vote at the Annual Meeting or any adjournment, postponement or continuation thereof. Your attention is directed to the Proxy Statement for more complete information regarding the matters to be acted upon at the Annual Meeting.

The Proxy Statement, 2014 Annual Report to Shareholders and 2014 Irish Statutory accounts are available at www.proxyvote.com.

You may vote your shares in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares: (i) by accessing the Internet site described in the Notice Regarding the Availability of Proxy Materials previously provided to you, (ii) by calling the toll-free telephone number listed on the Internet site, voter instruction form, proxy card or Notice Regarding the Availability of Proxy Materials, or (iii) by marking, dating and signing any proxy card or voter instruction form provided to you and returning it in the accompanying postage paid envelope as quickly as possible.

April 24, 2015

Dublin, Ireland

By Order of the Board of Directors

A. Robert D. Bailey

Chief Legal Officer and Secretary

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April 24, 2015

To Our Shareholders:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Actavis plc. The annual meeting will be held at 1 Grand Canal Square, Docklands, Dublin 2, Ireland, on June 5, 2015 at 8:30 a.m. local time.

In connection with the annual meeting, we have prepared a Notice of Annual Meeting of Shareholders, a proxy statement, and our 2014 Annual Report to Shareholders, which provides detailed information relating to our activities and operating performance. The proxy statement describes the matters to come before the annual meeting. During the annual meeting, we will also review the Company’s 2014 Irish Statutory accounts.

Pursuant to the rules of the Securities and Exchange Commission, we are furnishing our proxy materials to shareholders over the Internet.

We appreciate your continued interest and support as an Actavis plc shareholder. We hope that you will be able to attend the annual meeting in person, and we look forward to seeing you.

It is important that your shares be represented and voted whether or not you plan to attend the annual meeting in person. If you are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions on the Notice Regarding the Availability of Proxy Materials previously mailed to you or the instructions listed on the Internet site. If you have received a paper copy of the proxy statement and proxy card, you may grant a proxy to vote your shares by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means shares held of record by a broker, bank, or other nominee, you should review the Notice Regarding the Availability of Proxy Materials or voting instruction form your broker provided to you to determine whether and how you will be able to vote by telephone or over the Internet. Voting over the Internet, by telephone or by mailing a proxy card, will ensure your shares are represented at the annual meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Brenton L. Saunders President, Chief Executive Officer and Director	Paul M. Bisaro Executive Chairman and Director

Recent changes in Irish accounting regulations require the Company to adopt a new accounting framework for its parent entity Irish statutory accounts for the financial year starting 1 January 2015. The transition date for the purpose of preparing a prior year comparative will be 1 January 2014. The Board of Directors considers it to be in the best interests of the Company to adopt either FRS 101 or FRS 102 (Reduced Disclosure Framework) for the financial year starting 1 January 2015. Whichever of these options we select, the Company will utilise the disclosure exemptions available. No disclosures in the current US GAAP financial statements would be omitted on adoption of either FRS 101 or FRS 102 (Reduced Disclosure Framework).

A shareholder or shareholders having an aggregate holding of 5% of more of the total allotted shares in the Company may serve objections in writing to the use of the disclosure exemptions to the Company Secretary at Actavis plc, 1 Grand Canal Square, Docklands, Dublin 2, Ireland before May 22, 2015

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PROPOSAL NO. 3	NON-BINDING RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND BINDING AUTHORIZATION OF THE BOARD TO DETERMINE ITS REMUNERATION	57

AUDIT FEES		58

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE		59

PROPOSAL NO. 4	CHANGE OF COMPANY NAME	60

PROPOSAL NO. 5	APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN	61

PROPOSAL NO. 6	SUSTAINABILITY REPORTING	69

BOARD OF DIRECTORS’ RESPONSE TO SHAREHOLDER PROPOSAL 6		71

PROPOSAL NO. 7	EXECUTIVES TO RETAIN SIGNIFICANT STOCK	73

BOARD OF DIRECTORS’ RESPONSE TO SHAREHOLDER PROPOSAL 7		75

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE		76

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS		77

SHAREHOLDERS’ PROPOSALS FOR THE 2016 ANNUAL GENERAL MEETING		78

OTHER BUSINESS		78

APPENDIX A-THE AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN OF ACTAVIS plc		A-1

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ACTAVIS PLC

1 Grand Canal Square, Docklands

Dublin 2, Ireland

PROXY STATEMENT

General

Your proxy is solicited by the Board of Directors of Actavis plc (“Actavis,” the “Company,” “we,” “us” and “our”) for use at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 1 Grand Canal Square, Docklands, Dublin 2, Ireland, at 8:30 a.m. local time on June 5, 2015 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

In connection with the Annual Meeting, we have prepared a Notice of Annual Meeting of Shareholders, a Proxy Statement, and our 2014 Annual Report to Shareholders, which provides detailed information relating to our activities and operating performance. Under Securities and Exchange Commission (“SEC”) rules, we have elected to make our proxy materials available to the majority of our shareholders via the Internet rather than mailing paper copies of those materials to each shareholder. On or about April 24, 2015, we mailed a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) directing shareholders to a website where they can access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2014 and view instructions on how to vote via the Internet or by telephone. If you receive an Internet Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one. If you received the Internet Notice only and would like to receive a paper copy of the proxy materials, please follow the instructions printed on the Internet Notice to request that a paper copy be mailed to you. We expect to mail this Proxy Statement, our 2014 Annual Report to Shareholders and related proxy materials to certain of our shareholders on or about April 24, 2015. We believe electronic delivery to the majority of our shareholders will expedite the receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of our proxy materials.

As disclosed in our public filings with the SEC, the Company became the successor registrant to Actavis, Inc. (f/k/a Watson Pharmaceuticals, Inc.) on October 1, 2013. References throughout to “we,” “our,” “us,” the “Company” or “Actavis” refer to financial information and transactions of Watson Pharmaceuticals, Inc. prior to January 23, 2013, Actavis, Inc. from January 23, 2013 until October 1, 2013 and Actavis plc subsequent to October 1, 2013. On July 1, 2014, the Company completed its acquisition of Forest Laboratories, Inc (“Forest” and such transaction, the “Forest Transaction”). On March 17, 2015, the Company completed its acquisition of Allergan, Inc. (“Allergan”).

Who Can Vote

Only shareholders of record of our ordinary shares at the close of business on April 10, 2015, the record date for the Annual Meeting, are entitled to receive notice of and to vote their shares at the Annual Meeting. As of that date, there were 392,769,263 ordinary shares outstanding. Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. Certain distinctions between shares held of record and those owned beneficially are summarized below:

Shareholder of Record. If your ordinary shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent to you directly by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the Annual Meeting. If you are a beneficial owner whose shares are held in street name, you are not the shareholder of record and you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy giving you the right to vote your shares at the Annual Meeting from the broker, bank or other nominee holding your shares in street name. If your shares are held in street name, your broker, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

Each ordinary share is entitled to one vote on each matter properly brought before the Annual Meeting.

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How to Vote

Your vote is very important and we encourage you to vote your shares and to submit your proxy regardless of whether or not you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

Shareholders of Record

If you are a shareholder of record, you may vote in one of the following ways:

By Telephone or on the Internet. You may vote by calling the toll-free telephone number noted on your proxy card or Internet Notice. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern time on June 3, 2015. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. You also may choose to vote on the Internet. The website for Internet voting is noted on your proxy card or Internet Notice. Internet voting also is available 24 hours a day and will be accessible until 11:59 p.m. Eastern time on June 3, 2015. As with telephone voting, you may confirm that your instructions have been properly recorded. Shareholders who vote through the Internet or telephone should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the shareholder.

By Mail. If you received a paper copy of the proxy card by mail and choose to vote by mail, please mark your proxy card, date and sign it, and promptly return it in the postage-paid envelope provided.

In Person at the Annual Meeting. You may vote in person by attending the Annual Meeting and submitting a ballot.

Shares must be voted either in person, by telephone, on the Internet or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning an Internet Notice. Any Internet Notice that is returned will not be counted as a vote.

If your proxy is properly completed, the shares it represents will be voted at the Annual Meeting as you instructed. If you submit your proxy, but do not provide instructions, your proxy will be voted in accordance with the Board’s recommendations as set forth in this Proxy Statement.

Beneficial Owners

If you are a beneficial owner of shares held in street name, then your broker, bank or other nominee will include instructions on how to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to submit your voting instructions by telephone. In addition, you may request additional paper copies of the Proxy Statement and voting instruction form from your broker, bank or nominee by following the instructions on the proxy materials provided by your broker, bank or nominee. If you hold your shares in street name, you will need to obtain a legal proxy from your bank, broker or nominee in order for you to vote in person at the Annual Meeting and submit the legal proxy along with your ballot at the Annual Meeting.

Revoking Your Proxy

You have the right to revoke your proxy at any time before it is voted at the Annual Meeting by (1) filing a written notice with our Corporate Secretary, (2) delivering a new proxy bearing a later date, (3) granting a later proxy through telephone or Internet voting, or (4) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Any such notices and new proxies that are sent by mail should be sent to Actavis plc, Corporate Secretary, 1 Grand Canal Square, Docklands, Dublin 2, Ireland.

Persons who hold their shares through a bank, brokerage firm or other nominee, may change their voting instructions by following the requirements of their bank or broker, or may vote in person at the Annual Meeting by obtaining a legal proxy from their bank or broker and submitting the legal proxy along with their ballots.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 5, 2015

The Notice of Annual Meeting, this Proxy Statement, the 2014 Annual Report to Shareholders and the 2014 Irish Statutory accounts are available at www.proxyvote.com.

You are encouraged to review all of the important information contained in the proxy materials before voting.

Solicitation of Proxies

We have retained the services of a proxy solicitation firm, MacKenzie Partners Inc. (“MacKenzie”), to solicit proxies for the Annual Meeting from our shareholders. We will bear the entire cost of our and MacKenzie’s solicitations, including the payment of fees of approximately $25,000 to MacKenzie for their services, and the cost of preparation, assembly, printing and mailing of this Proxy Statement, the Internet Notice, the proxy card and any additional information furnished to shareholders. In addition to the use of the mail, our directors, officers and employees may solicit proxies on our behalf by telephone, facsimile, electronic mail or personal solicitation. Our directors, officers and employees will receive no additional compensation for such services. We will reimburse brokers, custodians and nominees for the reasonable expenses they incur furnishing proxy solicitation and other required Annual Meeting materials to street-name holders who beneficially own those shares on the record date.

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Quorum and Voting

At the close of business on April 10, 2015, 392,769,263 ordinary shares were outstanding and entitled to vote at the Annual Meeting. Votes cast by proxy (including through the Internet or by telephone) or in person at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will determine whether or not a quorum is present. The presence, in person or by proxy, of the holders of a majority of our outstanding ordinary shares and entitled to vote at the Annual Meeting is necessary in order to constitute a quorum for the conduct of business at the Annual Meeting.

If your ordinary shares are held by a broker in street name, under the rules of the New York Stock Exchange (“NYSE”) your broker may vote your shares on certain matters if you do not provide your broker with voting instructions. Proposal No. 3, the ratification of the selection of our independent registered public accountants and the authorization of the Board of Directors, acting through the Audit and Compliance Committee, to determine its remuneration, is considered a routine matter upon which brokerage firms may vote on behalf of their clients even if no voting instructions are provided. A “broker non-vote” occurs when a broker holding your shares in street name does not vote on a particular matter because you did not provide the broker voting instructions and the broker lacks discretionary voting authority to vote the shares because the matter is non-routine.

The non-routine matters on the agenda for this year’s Annual Meeting are (i) the election of directors, (ii) an advisory vote to approve the compensation of our Named Executive Officers, (iii) the passing of a special resolution to approve of the change in name of the Company, (iv) the approval of the Amended and Restated 2013 Incentive Award Plan (the “Equity Plan Proposal”) and (v) the two shareholder proposals. Accordingly, with respect to the proposals other than Proposal No. 3 (ratification of the selection of our independent registered public accountants and authorization of the Board of Directors, acting through the Audit and Compliance Committee, to determine its remuneration), your broker will not be able to vote your shares without specific instructions from you.

If a proxy is received but marked “abstain” or if a broker non-vote occurs, those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum.

A properly submitted proxy (including through the Internet or by telephone) that is received before the polls are closed at the Annual Meeting and that is not revoked will be voted in the manner directed by the shareholder submitting the proxy. If no direction is made, such proxy will be voted:

•	FOR the election of Paul M. Bisaro, Nesli Basgoz, M.D., James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Michael R. Gallagher, Catherine M. Klema, Peter J. McDonnell, M.D., Patrick J. O’Sullivan, Brenton L. Saunders, Ronald R. Taylor, and Fred G. Weiss as our directors;

•	FOR the approval, on a non-binding basis, of our Named Executive Officer compensation;

•	FOR the ratification, on a non-binding basis, of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and the authorization, on a binding basis, of the Board of Directors, acting through the Audit and Compliance Committee, to determine its remuneration;

•	FOR the approval as a special resolution, subject to the approval of the Registrar of Companies in Ireland, of a change in name of the Company from Actavis plc to Allergan plc;

•	FOR the approval of the Equity Plan Proposal;

•	AGAINST the shareholder proposal described in Proposal No. 6; and

•	AGAINST the shareholder proposal described in Proposal No. 7.

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other proper matters are presented at the Annual Meeting, or any continuations, adjournments or postponements of the Annual Meeting, it is the intention of the proxy holders named in our form of proxy to vote the proxies held by them in accordance with their best judgment.

The proxy for the Annual Meeting gives each of Brenton L. Saunders, Paul M. Bisaro and A. Robert D. Bailey discretionary authority to vote your shares in accordance with his best judgment with respect to all additional matters that might come before the Annual Meeting.

“Householding”

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, non-registered shareholders who have the same address and last name will receive only one copy of the Internet Notice and, upon request, our proxy materials, unless one or more of these non-registered shareholders notifies us that he or she wishes to receive individual copies. If you share an address with another non-registered shareholder and prefer to receive separate copies of the Internet Notice, please mail your request to Actavis plc, Investor Relations, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054, or call our investor relations department at 1-862-261-7488.

Information on Our Website

Information on our website, other than our Proxy Statement and form of proxy, or any other website referred to in this Proxy Statement, is not part of the proxy soliciting material and is not incorporated into this Proxy Statement by reference.

Assistance

If you need assistance in submitting your proxy or have questions regarding the Annual Meeting, please contact our investor relations department at 1-862- 261-7488 or investor.relations@actavis.com or write to: Investor Relations, Actavis plc, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

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PRESENTATION OF IRISH STATUTORY ACCOUNTS

The Company’s Irish Statutory Accounts for the fiscal year ended December 31, 2014, including the reports of the directors and auditors thereon, will be presented at the Annual Meeting. There is no requirement under Irish law that such accounts be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Company’s 2014 Irish Statutory Accounts are available with the Proxy Statement, the 2014 Annual Report to Shareholders and other proxy materials at www.proxyvote.com.

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PROPOSAL NO. 1	ELECTION OF DIRECTORS

Under the Company’s Articles of Association, the Board of Directors must consist of between five and fourteen directors, with the exact number determined by the Board of Directors. On February 5, 2015, the Board of Directors approved a reduction in the size of the Board of Directors from fourteen to twelve, which became effective on March 17, 2015 upon the closing of the Company’s acquisition of Allergan. In order to effectuate the reduction in the size of the Board of Directors, and to accommodate the appointment of two members of the Allergan board of directors to the Board of Directors (as discussed below), each of Tamar D. Howson, John A. King, Jiri Michal and Andrew L. Turner agreed to resign from the Board of Directors, effective upon the earlier of the closing of the Company’s acquisition of Allergan and the Annual Meeting.

Therefore, at the Annual Meeting, twelve directors are to be elected to serve until the 2015 Annual Meeting or until their successors are duly elected and qualified.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Paul M. Bisaro, Nesli Basgoz, M.D., James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Michael R. Gallagher, Catherine M. Klema, Peter J. McDonnell, M.D., Patrick J. O’Sullivan, Brenton L. Saunders, Ronald R. Taylor, and Fred G. Weiss for reelection as directors to serve until the 2016 Annual Meeting or until their successors are duly elected and qualified.

Other than as set forth below, no director nominee was selected pursuant to an arrangement or understanding between such nominee and any other person.

•	In connection with the Forest Transaction, the board appointed Nesli Basgoz, M.D., Christopher J. Coughlin and Brenton L. Saunders to serve as members of the board until the 2015 annual meeting of Actavis shareholders or such director’s earlier resignation, removal or death. Dr. Basgoz and Messrs. Coughlin and Saunders were appointed pursuant to the terms of the merger agreement between the Company and Forest, which required the Company to take action necessary to cause Mr. Saunders and two other Forest directors to become members of the Actavis board immediately after the Forest Transaction. As an executive officer of Actavis, Mr. Saunders does not serve on any of the board’s committees.

•	Pursuant to the Allergan Merger Agreement, the Company was required to take such actions as would be necessary to cause two (2) individuals who were members of the board of directors of Allergan to become members of the Company Board of the Directors immediately after the closing of the merger between the Company and Allergan. Effective March 17, 2015, the Board of Directors appointed Michael R. Gallagher and Peter J. McDonnell, M.D., to the Board of Directors.

Information about each director nominee is set forth in the following paragraphs and is based on information provided to us as of March 30, 2015. The Board of Directors knows of no reason why any of the following nominees will be unavailable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend, unless the number of directors constituting a full Board of Directors is reduced.

DIRECTOR NOMINEES FOR ELECTION AT THE ANNUAL MEETING:

Paul M. Bisaro

Director of Actavis, Inc. since 2007 and the Company since 2013

Mr. Bisaro, age 54, has served as Executive Chairman of our Board of Directors since July 2014. He previously served as our President and Chief Executive Officer and as chairman of our Board of Directors since October 2013; prior to being chairman he served on the Board of Directors of Actavis, Inc. since September 2007. Prior to joining Actavis, Mr. Bisaro was President, Chief Operating Officer and a member of the Board of Directors of Barr Pharmaceuticals, Inc., a global specialty pharmaceutical company (“Barr”), from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr, and from 1997 to 1999 served in various additional capacities including Senior Vice President — Strategic Business Development. Prior to joining Barr, he was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds from 1989 to 1992. Mr. Bisaro also currently serves on the Boards of Visitors of the Catholic University of America’s Columbus School of Law and Zimmer Holdings, Inc. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from Catholic University of America in Washington, D.C. The Board concluded that Mr. Bisaro should serve on the Board because of his experience as a senior executive in our industry, his knowledge of our Company and its day-to-day operations and his strong strategic vision for the Company.

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Nesli Basgoz, M.D.

Director of the Company since 2014

Dr. Basgoz, age 57, joined the Board of Directors in July 2014. She previously served as a member of the Board of Directors of Forest Laboratories, Inc. since 2006. Dr. Basgoz is the Associate Chief for Clinical Affairs, Division of Infectious Diseases at Massachusetts General Hospital (MGH) and serves on the hospital’s Board of Trustees. In addition, Dr. Basgoz is an Associate Professor of Medicine at Harvard Medical School. Previously, she served as Clinical Director in the Infectious Diseases Division of MGH for six years. Dr. Basgoz earned her M.D. Degree and completed her residency in internal medicine at Northwestern University Medical School. She also completed a fellowship in the Infectious Diseases Division at the University of California at San Francisco. She is board certified in both infectious diseases and internal medicine. The Board concluded that Dr. Basgoz should serve on the Board because of her extensive experience in infectious diseases, one of our specialty areas.

James H. Bloem

Director of the Company since 2013

Mr. Bloem, age 64, joined the Board of Directors in October 2013. He previously served as a member of the Warner Chilcott plc (“Warner Chilcott”) Board of Directors since 2006 and was a member of the board of one of Warner Chilcott’s predecessor companies from 1996 to 2000. Mr. Bloem retired on December 31, 2013, after 13 years as Senior Vice President, Chief Financial Officer and Treasurer of Humana Inc. (“Humana”), one of the nation’s largest health benefit companies. He joined Humana in 2001 and had responsibility for all of the Humana’s accounting, actuarial, analytical, financial, tax, risk management, treasury and investor relations activities. Mr. Bloem also serves as Chairman of the Board of Directors of ResCare, Inc., as well as a director of Rotech Healthcare, Inc. The Board concluded that Mr. Bloem should serve on the Board because of his extensive experience in the healthcare industry, including as an executive officer of Humana, as well as his leadership skills and financial knowledge, which enable him to serve as a financial expert on our Audit and Compliance Committee.

Christopher W. Bodine

Director of Actavis, Inc. since 2009 and the Company since 2013

Mr. Bodine, age 59, served as a member of Actavis, Inc.’s Board of Directors since 2009 and joined our Board of Directors in October 2013. Mr. Bodine retired from CVS Caremark in January 2009 after 24 years with CVS. Prior to his retirement, Mr. Bodine served as President, Healthcare Services of CVS Caremark Corporation, where he was responsible for strategy, business development, trade relations, sales and account management, pharmacy merchandising, marketing, information technology and Minute Clinic. Prior to the merger of CVS Corporation and Caremark Rx, Inc. in March 2007, Mr. Bodine served for several years as Executive Vice President — Merchandising and Marketing of CVS Corporation. Mr. Bodine is active in the pharmaceutical industry, having served on a number of boards and committees, including the Healthcare Leadership Council, RI Quality Institute, National Retail Federation, National Association of Chain Drug Stores (NACDS), and the NACDS Pharmacy Affairs and Leadership Committees. Mr. Bodine also previously served as a director with Nash Finch. The Board concluded that Mr. Bodine should serve on the Board because of his extensive industry experience and knowledge of the needs and operations of our major customers.

Christopher J. Coughlin

Director of the Company since 2014

Mr. Coughlin, 62, joined the Board of Directors in July 2014. He previously served as a member of the Board of Directors of Forest Laboratories, Inc. since 2011. Since 2012, Mr. Coughlin has served as a senior advisor to McKinsey & Co. Mr. Coughlin served as an advisor to Tyco International from 2010 until September 30, 2012. He was Executive Vice President and Chief Financial Officer of Tyco International from 2005 to 2010. During his tenure, he played a central role in the separation of Tyco into five independent, public companies and provided financial leadership surrounding major transactions, including the $2 billion acquisition of Broadview Security, among many other responsibilities and accomplishments. Prior to joining Tyco, he worked as the Chief Operating Officer of the Interpublic Group of Companies from June 2003 to December 2004, as Chief Financial Officer from August 2003 to June 2004 and as a director from July 2003 to July 2004. Previously, Mr. Coughlin was Executive Vice President and Chief Financial Officer of Pharmacia Corporation from 1998 until its acquisition by Pfizer in 2003. Prior to that, he was Executive Vice President of Nabisco Holdings and President of Nabisco International. From 1981 to 1996 he held various positions, including Chief Financial Officer, at Sterling Drug. Mr. Coughlin is currently serving as the Chairman of the Board of Dun & Bradstreet, where he is a former member of the Audit Committee, chairs the Board Affairs Committee, and is a member of the Compensation and Benefits Committee. He also serves on the board of Alexion Pharmaceuticals where he is a member of the Audit Committee and the Pharmaceutical Compliance and Quality Committee. In addition, Mr. Coughlin previously served on the boards of Covidien, Dipexium, the Interpublic Group of Companies, Monsanto Company and Perrigo Company. Mr. Coughlin has a B.S. in accounting from Boston College. The Board concluded that Mr. Coughlin’s depth of experience in executive leadership roles within complex corporate organizations and his audit committee service on public company boards contributes critical risk oversight and management insight to our Board and therefore Mr. Coughlin should serve on the Board.

Michael R. Gallagher

Director of the Company since 2015

Mr. Gallagher, age 69, served on the Allergan, Inc. Board of Directors from 1998 until our acquisition of Allergan in March 2015, and served as its Lead Independent Director and Chair of the Organization and Compensation Committee. In 2004, Mr. Gallagher retired as Chief Executive Officer and as a Director of Playtex Products, Inc. Prior to joining Playtex in 1995, Mr. Gallagher was Chief Executive Officer of North America for Reckitt & Colman plc; President and Chief Executive Officer of Eastman Kodak’s subsidiary, L&F Products; President of the Lehn & Fink Consumer Products Division at Sterling Drug, General Manager of the Household Products Division of the Clorox Company, and Brand Manager of The Procter & Gamble Company. Mr. Gallagher is a member and past Chairman of the Board of Advisors of the Haas School of Business, University of California, Berkeley. The Board has concluded that, with more than three decades of experience in key leadership roles at public and private personal care and consumer products companies, including as the former Chief Executive Officer of Playtex Products, Mr. Gallagher provides our Board with a wealth of business and management experience, as well as invaluable broad-based personal care and consumer products experience and therefore should serve as one of our directors.

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Catherine M. Klema

Director of Actavis, Inc. since 2004 and the Company since 2013

Ms. Klema, age 56, served as a member of Actavis, Inc.’s Board of Directors since 2004 and joined our Board of Directors in October 2013. She is currently President of Nettleton Advisors LLC, a consulting firm established by Ms. Klema in 2001. Prior to establishing her firm, Ms. Klema served as Managing Director, Healthcare Investment Banking, at SG Cowen Securities from 1997 to 2001. Ms. Klema also served as Managing Director, Healthcare Investment Banking, at Furman Selz LLC from 1994 until 1997, and was employed by Lehman Brothers from 1987 until 1994. Ms. Klema served as a director of Pharmaceutical Product Development, Inc., a global contract research organization, from 2000 to 2011. In March 2012, Ms. Klema was appointed to the Montefiore Medical Center Board of Trustees. The Board concluded that Ms. Klema’s qualifications for service on our Board include her background in healthcare investment banking and her knowledge of the business of pharmaceutical research and development.

Peter J. McDonnell, M.D.

Director of the Company since 2015

Dr. McDonnell, age 57, served as a member of the Allergan, Inc. Board of Directors from 2013 until our acquisition of Allergan in March 2015, and served on its Corporate Governance and Compliance Committee and the Science and Technology Committee. Dr. McDonnell is the Director and William Holland Wilmer Professor of the Wilmer Eye Institute of the Johns Hopkins University School of Medicine since 2003. Dr. McDonnell also serves as the Chief Medical Editor of Ophthalmology Times since 2004, and has served on the editorial boards of numerous ophthalmology journals. Dr. McDonnell also served as the Assistant Chief of Service at the Wilmer Institute from 1987 to 1988. He served as a consultant to the United States Department of Health and Human Services in 1996. Dr. McDonnell served as a full-time faculty at the University of Southern California from 1988 until 1999, where he advanced to the rank of professor in 1994. The Board has concluded that Dr. McDonnell should serve as one of our directors because he provides our Board with wide-ranging expertise in ophthalmology and is widely recognized as an international leader in corneal transplantation, laser refractive surgery and the treatment of dry eye.

Patrick J. O’Sullivan

Director of the Company since 2013

Mr. O’Sullivan, age 73, previously served as a member of Warner Chilcott’s Board of Directors since 2009 and joined our Board of Directors in October 2013. Prior to his retirement in 2006, Mr. O’Sullivan served in positions of increasing responsibility with LEO Pharma A/S (“LEO”) for more than 30 years, most recently as the Chief Executive Officer of LEO Pharma Ireland and as a director of LEO. He also served as a director of LEO Pharmaceuticals Ltd. UK, LEO Pharma SA France and The LEO Foundation. Mr. O’Sullivan is a registered pharmacist, a member and honorary fellow of the Pharmaceutical Society of Ireland and a Knight of the Order of the Dannebrog. Currently, Mr. O’Sullivan is a pharmaceutical business consultant and serves on the Board of Directors of Amarin Corporation plc, where he is a member of the audit committee, nominating committee and corporate governance committee. The Board concluded that Mr. O’Sullivan should serve on the Board because of his demonstrated management ability at senior levels within the pharmaceutical industry, his knowledge of the financial, operational and strategic requirements of a successful international business, which he developed as Chief Executive Officer of LEO Pharma Ireland, and his understanding of the fundamentals of the healthcare industry.

Brenton L. Saunders

Director of the Company since 2014

Mr. Saunders, 45, has served as a member of our Board and as President and Chief Executive Officer since July 2014. He was previously President and Chief Executive Officer of Forest Laboratories, Inc. since October 2013 and a member of the board of directors of Forest since 2011. Mr. Saunders served as Chief Executive Officer and as a board member of Bausch + Lomb Incorporated from March 2010 until August 2013, and as a senior executive with Schering-Plough from 2003 to 2010, most recently as President of Global Consumer Health Care. He also served as Head of Integration for both Schering-Plough’s merger with Merck & Co. and for Schering-Plough’s $16 billion acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of the Compliance Business Advisory Group at PricewaterhouseCoopers LLP from 2000 to 2003. Prior to that, he was Chief Risk Officer at Coventry Health Care between 1998 and 1999 and a co-founder of the Health Care Compliance Association in 1995. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System. In addition to the Bausch + Lomb board, he served on the board of ElectroCore LLC. He is also the former Chairman of the New York chapter of the American Heart Association. He currently is on the board of the Overlook Hospital Foundation and is also a member of the Board of Trustees of the University of Pittsburgh, The Business Council and PhRMA. He received a B.A. from the University of Pittsburgh, an M.B.A. from Temple University School of Business, and a J.D. from Temple University School of Law. The Board concluded that, based on Mr. Saunders’ leadership experience as CEO of two global healthcare companies and deep pharmaceutical experience, Mr. Saunders provides deep management and operational experience, as well as invaluable senior compliance experience and broad regulatory expertise, and therefore should serve as one of our directors.

Ronald R. Taylor

Director of Actavis, Inc. since 1994 and the Company since 2013

Mr. Taylor, age 67, served as a member of the Actavis, Inc. Board of Directors since 1994 and joined our Board of Directors in October 2013. Mr. Taylor is the President of Tamarack Bay, LLC, a private consulting firm. He has been a director of ResMed Inc., a medical device manufacturer, since 2005. Prior to forming Tamarack Bay, Mr. Taylor was a general partner of Enterprise Partners Venture Capital, a venture capital firm, from 1998 until 2001. The Board concluded that Mr. Taylor should serve on the Board because of his experience as a founder of a successful business and his expertise in evaluating and investing in healthcare companies.

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Fred G. Weiss

Director of Actavis, Inc. since 2000 and the Company since 2013

Mr. Weiss, age 73, served as a member of Actavis, Inc.’s Board of Directors since 2000 and joined our Board of Directors in October 2013. Mr. Weiss is currently the managing director of the consulting firm FGW Consultancy LLC and was previously the managing director of FGW Associates, Inc., a position he held since 1997. Prior to that he served as an executive for Warner-Lambert for nearly 20 years, most recently as Vice President, Planning, Investment and Development. Mr. Weiss is also an Independent Vice-Chairman of the Board and Chairman of the Audit Committee of numerous BlackRock-sponsored mutual funds. In this capacity, and pursuant to BlackRock’s policies, Mr. Weiss has oversight responsibility for finance and accounting matters, and has no responsibility for, or discretion concerning, any of BlackRock’s equity investment decisions. Additionally, Mr. Weiss has been a Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000 and serves as the Chair of the Finance Committee. The Board concluded that Mr. Weiss is qualified to serve as a member of our Board of Directors because of, among other factors, his financial expertise and experience in strategic planning and corporate development.

The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

REQUIRED VOTE

Persons nominated to serve on our Board of Directors in an uncontested election must receive a greater number of votes cast “FOR” than votes cast “AGAINST” in order to be elected, or re-elected, to the Board of Directors. Accordingly, abstentions will not affect the outcome of the election of directors. Proxies cannot be voted for a greater number of persons or different persons than the nominees named.

Please note that if your broker holds your ordinary shares in “street name,” your broker will not vote your shares on the election of directors, and broker non-votes will result, unless you provide your voting instructions to your broker. Broker non-votes will not affect the outcome of the election of directors.

The Board of Directors unanimously recommends a vote FOR the election of Paul M. Bisaro, Nesli Basgoz, M.D., James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Michael R. Gallagher, Catherine M. Klema, Peter J. McDonnell, M.D., Patrick J. O’Sullivan, Brenton L. Saunders, Ronald R. Taylor, and Fred G. Weiss.

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Corporate Governance

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT

Our Board of Directors has adopted Corporate Governance Guidelines. These guidelines address the make-up and functioning of the Board of Directors and its committees, which include determining director independence, criteria for Board membership, and authority to retain independent advisors.

Our Board of Directors has also adopted a Code of Conduct (the “Code”), which applies to all of our Board members and all of our officers and employees. The Code sets forth and summarizes certain of our policies related to legal compliance and honest and ethical business practices. The Code is intended to comply with the standards set forth in Section 303A.10 of the NYSE’s Listed Company Manual and SEC rules and regulations. Any amendments to, or waivers from, provisions of the Code that apply to our directors or executive officers, including our Chief Executive Officer (“CEO”) and Chief Financial Officer and persons performing similar functions, will be promptly posted on our website at http://www.Actavis.com.

You can find links to our Corporate Governance Guidelines and our Code of Conduct under the “Investors — Corporate Governance” section of our website at http://www.Actavis.com. Copies of these materials are available to shareholders without charge upon request sent to Investor Relations at Actavis plc, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

DIRECTOR INDEPENDENCE

On an annual basis our Board of Directors reviews the independence of all directors and affirmatively makes a determination as to the independence of each director. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with Actavis. To assist in making this determination, the Board has adopted Director Independence Standards, which are designed to conform to, or be more exacting than, the independence requirements set forth in the listing standards of the NYSE. You may find these standards at Exhibit A of our Corporate Governance Guidelines discussed above, which may be found under the “Investors — “Corporate Governance” section of our website at www.Actavis.com. In addition to applying these Director Independence Standards, the Board considers any and all additional relevant facts and circumstances in making an independence determination.

Our Board has determined that at least a majority of its directors has no direct or indirect material relationship with us (other than as our director) and such directors are independent within the meaning of the independence standards promulgated by the SEC and the NYSE. The Board determined, based on our Director Independence Standards and the NYSE standards for independence, that Nesli Basgoz, M.D., James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Catherine M. Klema, Patrick J. O’Sullivan, Ronald R. Taylor and Fred G. Weiss, have no material relationship with us and are independent directors. Messrs. Bisaro and Saunders were determined to be not independent because they are our Executive Chairman and Chief Executive Officer and President, respectively. As discussed above, pursuant to the Allergan Merger Agreement, the Company agreed to appoint two directors of Allergan to the Board of Directors and the Board of Directors has nominated Michael R. Gallagher and Peter J. McDonnell, M.D. to serve on the Board of Directors. In connection with the appointment of Mr. Gallagher and Dr. McDonnell, the Board determined, based on our Director Independence Standards and the NYSE standards for independence, that neither Mr. Gallagher nor Dr. McDonnell has a material relationship with us and each is an independent director.

In making its independence determinations, the Board reviewed transactions and relationships between each director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, our records and publicly available information. Each of the reviewed transactions and arrangements were entered into in the ordinary course of business and none of the business transactions, donations or grants involved an amount that exceeded the greater of $1 million or 2% of either company’s revenues with respect to transactions where a director served as an employee or general partner of the entity party to the transaction or any member of his or her immediate family or spouse served as an executive officer or general partner of any such entity.

In making its independence determinations, the Board considered the fact that many of our independent directors currently serve or have previously served within the last three years as a professor, trustee, director, or member of a board, council or committee for one or more charitable organizations (including research or scientific institutions), hospitals, for profit corporations or any other entity with which Actavis has business transactions or to which Actavis may make grants. These business transactions may include, among other things, purchases of services and supplies, licensing transactions, healthcare sponsorships and programs, research and development and clinical trials, activities, and limited consulting services.

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None of our non-employee directors directly or indirectly provides any professional or consulting services to us and none of our directors currently has or has had any direct or indirect material interest in any of the above transactions and arrangements.

The Board has determined that these transactions were made in the ordinary course and did not affect the independence of the directors involved.

RISK OVERSIGHT

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks, and others, such as the impact of competition and reputational risks. Management is responsible for the day-to-day management of the risks that we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

While the Board is ultimately responsible for risk oversight at Actavis, various committees of the Board are actively involved in the oversight of risks facing us.

A committee of the Board receives regular reports from members of senior management on areas of material risk to the Company. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate their oversight of risk and identify risk interrelationships. Pursuant to its charter, the Audit and Compliance Committee is responsible for discussing with management the Company’s major areas of financial risk exposure, and reviewing the Company’s risk assessment and risk management policies. As discussed in more detail in the Assessment of Compensation Risk section of this Proxy Statement, the Compensation Committee reviews our compensation programs to ensure that these programs do not lead to excessive risk-taking by our employees. The Board does not believe that its role in the oversight of the Company’s risk affects the Board’s leadership structure.

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Board of Directors and Committees

EXECUTIVE SESSIONS

We schedule regular executive sessions in which non-management directors meet without management participation. During 2014, Mr. Turner was our lead independent director until May 2014, after which the Board designated Ms. Klema to serve as our lead independent director. We also schedule regular executive sessions in which only independent directors meet.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any interested party, including any shareholder, wishing to contact the Board of Directors, the presiding director of the non-management director meetings, or any other individual director may do so in writing by sending a letter to:

Chairman, Nominating and Corporate Governance Committee

c/o Corporate Secretary

Actavis plc

1 Grand Canal Square, Docklands

Dublin 2, Ireland

Our Corporate Secretary reviews all such written correspondence and regularly forwards to the Board of Directors a summary of all correspondence and copies of correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board of Directors or its committees, or that the Corporate Secretary otherwise determines requires Board attention.

LEADERSHIP STRUCTURE

Our Board currently has no policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be filled by separate individuals.

Immediately following the closing of the Forest Transaction, on July 1, 2014, Paul M. Bisaro (formerly the Chairman and Chief Executive Officer of the Company) became the Executive Chairman, and Brenton L. Saunders (formerly the Chief Executive Officer and President of Forest) became Chief Executive Officer, President, and a member of the Board of Directors of the Company. Our Board has determined this leadership structure to be appropriate for the Company at this time, as Mr. Bisaro possesses deep knowledge of the Company, its management and operations, and has extensive experience with integrating complex pharmaceutical enterprises. Separating the roles of Executive Chairman and Chief Executive Officer enables the Board to aid in the oversight of management. Additionally, the separation of roles ensures that Mr. Saunders is able to focus on the ongoing operations of the Company, strategic mergers and acquisitions and driving the integration of our business in light of recent significant acquisitions. Additionally, the Board believes having a lead independent director provides a well functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

DIRECTOR NOMINATION PROCESS

The Nominating and Corporate Governance Committee considers director candidates from diverse sources, including suggestions from shareholders. From time to time, the Nominating and Corporate Governance Committee may engage a third party for a fee to assist in identifying potential director candidates. The Nominating and Corporate Governance Committee looks for candidates who represent a diverse mix of backgrounds and experiences that will enhance the quality of the board’s deliberations and decisions. The backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Specifically, this committee seeks candidates who (a) bring not only direct experience, but also a variety of experience and background, both professionally and personally, (b) will represent the best interests of the shareholders as a whole rather than special interest groups or particular constituencies, (c) have a reputation for integrity and (d) satisfy the independence requirements of the NYSE, our Director Independence Standards and applicable law. The Nominating and Corporate Governance Committee’s goal is to have a diverse, balanced and engaged board whose members possess the skills and background necessary to maximize shareholder value in a manner consistent

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with all legal requirements and the highest ethical standards. Our Corporate Governance Guidelines specify that the value of diversity on the Board should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. This committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Corporate Governance Committee’s Charter and our Corporate Governance Guidelines, which are published on our website at http://www.Actavis.com under the Investors section, set forth in further detail the criteria that guide this committee in assessing potential candidates for the Board of Directors.

In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee considers the director’s contributions to the Board and the committees on which such person serves, participation in and attendance at meetings, and any changes in employment status, health, community activity or other factors that may affect the director’s continuing contributions to the Board. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of candidates that can best ensure the long-term success of the business and represent shareholder interests through the exercise of sound judgment using its depth and diversity of experience.

The Nominating and Corporate Governance Committee initially evaluates a candidate for nomination to the Board based on information supplied by the party recommending the candidate and any additional public information that may be available. If the initial evaluation is favorable, the Nominating and Corporate Governance Committee gathers additional information on the candidate’s qualifications, availability, probable level of interest and any potential conflicts of interest. If the subsequent evaluation is also favorable, the Nominating and Corporate Governance Committee contacts the candidate directly to better determine each party’s level of interest in pursuing the candidacy and checks the candidate’s references. If, after discussions and meetings, the candidate and the Nominating and Corporate Governance Committee establish a mutual interest in pursuing the candidacy, the committee will make a final recommendation to the Board to nominate the candidate for election by the shareholders (or to select the candidate to fill a vacancy, as applicable). The Nominating and Corporate Governance Committee employs the same process for evaluating all candidates, including those properly recommended by shareholders and will consider shareholder recommendations of candidates on the same basis as it considers all other candidates.

Shareholders wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by sending the candidate’s name, biographical information and qualifications, together with a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and, if nominated and elected, he or she will serve as a director, to the Chair of the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Actavis plc, 1 Grand Canal Square, Docklands, Dublin 2, Ireland. The submission of a recommendation by a shareholder in compliance with these procedures does not guarantee the selection of the shareholder’s candidate or the inclusion of the candidate in our Proxy Statement. However, the Nominating and Corporate Governance Committee will consider any such candidate in accordance with the procedures and guidelines as described above and as set forth in the Charter of our Nominating and Corporate Governance Committee and in our Corporate Governance Guidelines.

BOARD MEETINGS

During the fiscal year ended December 31, 2014, the Board of Directors of Actavis plc held 17 meetings. Each incumbent director attended at least 75 percent of the combined total of (i) all Board of Directors and (ii) all meetings of committees of which the director was a member. We do not have a policy with regard to board members’ attendance at annual meetings. All members of the Board then in office attended our 2014 Annual Meeting of Shareholders.

COMMITTEES

The Board of Directors has created four standing committees: the Audit and Compliance Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Operations and Innovation Committee. The Board of Directors has adopted a charter for each of the four committees. The charters for each committee and other materials related to corporate governance are available under the Investors section of our website at http://www.Actavis.com. A copy is also available to shareholders upon request sent to Investor Relations at Actavis plc, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

THE AUDIT AND COMPLIANCE COMMITTEE

We have an Audit and Compliance Committee currently composed of Catherine Klema, James H. Bloem, Patrick J. O’Sullivan and Fred G. Weiss.

Mr. Weiss serves as the Chairman of the Audit and Compliance Committee. All of the members of the Audit and Compliance Committee have been determined by the Board of Directors to

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be “independent” and meet the audit committee independence requirements of the NYSE listing standards and SEC Rule 10A-3. The Board of Directors has determined that three of the current members of the Audit and Compliance Committee qualify as “audit committee financial experts” within the meaning of the SEC rules, and are financially literate as required under the NYSE listing standards. The functions of the Audit and Compliance Committee and its activities during fiscal 2014 are described below under the heading “Report of the Audit and Compliance Committee.”

The Audit and Compliance Committee is directly responsible for the engagement, compensation and oversight of the work of PricewaterhouseCoopers LLP (including resolution of disagreements, if any, between management and PricewaterhouseCoopers LLP regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. During the fiscal year ended December 31, 2014, the Audit and Compliance Committee of Actavis plc met 8 times.

THE COMPENSATION COMMITTEE

We have a Compensation Committee currently composed of Christopher W. Bodine, Christopher J. Coughlin and Ronald R. Taylor. Messrs. Bodine and Taylor and Tamar D. Howson served on the Compensation Committee throughout fiscal year 2014 and Mr. Coughlin was appointed to the Compensation Committee in July 2014. Effective March 17, 2015, Ms. Howson resigned from the Board and its committees.

Mr. Taylor serves as the Chairman of the Compensation Committee. All of the members of the Compensation Committee have been determined by the Board of Directors to be “independent” and meet the independence requirements of the NYSE listing standards. Our Board has determined that all current Compensation Committee members qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. The primary purpose of the Compensation Committee is to: (1) evaluate the performance and determine the compensation of our chief executive officer and Executive Chairman; (2) review and determine the compensation payable to our executive officers; (3) oversee and administer our equity compensation and other incentive compensation plans; (4) oversee the use of senior executive employment agreements and severance plans; (5) review compensation programs and policies for features that may encourage excessive risk taking, and determine the extent to which there may be a connection between compensation and risk; and (6) review and approve the Compensation Discussion and Analysis to be included in the Proxy Statement for our annual meetings.

The Compensation Committee engaged Frederic W. Cook & Co., Inc. (“F.W. Cook”), an independent compensation consulting firm, to advise the Compensation Committee during 2014. F.W. Cook reported directly to the Compensation Committee and the Compensation Committee retains the right to terminate or replace the consultant at any time. F.W. Cook provides no services to the Company or management. Additional information about the Compensation Committee’s processes and procedures for consideration of executive compensation, including the role of our chief executive officer, are addressed in the Compensation Discussion and Analysis beginning on page 20. The Compensation Committee of Actavis plc met 6 times during the fiscal year ended December 31, 2014.

Each year the Compensation Committee reviews the independence of its compensation consultant and other advisors. In performing its analysis, the Compensation Committee considers the factors set forth in SEC rules and NYSE listing standards. After review and consultation with F.W. Cook, the Compensation Committee has determined that F.W. Cook is independent and there are no conflicts of interest raised by the work of F.W. Cook currently nor were any conflicts of interest raised by the work performed during the year ended December 31, 2014.

ASSESSMENT OF COMPENSATION RISK

The Compensation Committee, with the assistance of senior management and our independent compensation consultant, generally reviews the elements of our executive compensation programs to determine whether they encourage excessive risk taking. Among other things, it considers the following:

•	A significant portion of executives’ compensation is tied to the achievement of longer-term operational goals and sustained stock price performance, which is intended to encourage a long-term perspective and discourage short-term risk taking.

•	Goals are appropriately set to be sufficiently challenging but also reasonably achievable with strong performance.

•	The design of our short- and long-term incentives avoids steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds.

•	To reduce the tendency of formulae and other objective financial performance measures to encourage short-term or excessive risk-taking, compensation decisions are not based solely on the Company’s financial performance, but also on subjective considerations, which account for non-financial performance and judgment.

•	The Company has stock ownership guidelines to further align the interests of our executives with shareholders, as well as clawback policies that require the recoupment of incentive compensation paid based on inaccurate financial statements.

Based on the above, management has determined that risks arising from these policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

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THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

We have a Nominating and Corporate Governance Committee currently composed of Christopher W. Bodine, James H. Bloem, Christopher J. Coughlin, Catherine M. Klema, Ronald R. Taylor and Fred G. Weiss. With the exception of Messrs. Coughlin and Bloem, each member of the Nominating and Corporate Governance Committee served as such throughout fiscal year 2014. Mr. Bodine serves as the Chairperson of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee have been determined by the Board of Directors to be “independent” and meet the independence requirements of the NYSE listing standards. The key functions of the Nominating and Corporate Governance Committee are to identify and present qualified candidates to the Board of Directors for election or re-election as directors of the Company, ensure that the size and composition of the Board of Directors and its committees best serve our practices and objectives, develop and recommend to the Board of Directors a set of corporate governance guidelines and principles and periodically review and recommend changes to such guidelines and principles as deemed appropriate, oversee the evaluation of the Board of Directors and senior management, make recommendations to the board of directors regarding the compensation payable to members of the Board of Directors and make recommendations to the Board regarding governance matters, including our Amended and Restated Memorandum and Articles of Association. The Nominating and Corporate Governance Committee of Actavis plc met 5 times during the fiscal year ended December 31, 2014.

THE OPERATIONS AND INNOVATION COMMITTEE

We have an Operations and Innovation Committee currently composed of Nesli Basgoz, M.D. and Patrick J. O’Sullivan. Ms. Howson, Dr. King and Messrs. Michal, O’Sullivan and Turner served on the committee throughout fiscal year 2014. Dr. Basgoz was appointed to the Operations and Innovation Committee in July 2014. As discussed above, effective March 17, 2015, Ms. Howson, Dr. King and Messrs. Michal and Turner resigned from our Board. The Operations and Innovation Committee assists the Board of Directors with the Board’s oversight responsibilities regarding our compliance with applicable legal and regulatory requirements related to product safety and quality and environmental, health and safety matters. Mr. Michal served as the Chairman of the Operations and Innovation Committee during the fiscal year 2014. The Operations and Innovation Committee met 3 times during the fiscal year ended December 31, 2014.

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Compensation Discussion and Analysis

In this section, we discuss and analyze the material elements of compensation paid to each of our Named Executive Officers (or “NEOs”) in 2014.

Currently Employed Named Executive Officers

Brenton L. Saunders	President and Chief Executive Officer
Paul M. Bisaro	Former Chief Executive Officer; Current Executive Chairman
Maria Teresa Hilado	Executive Vice President and Chief Financial Officer
Robert A. Stewart	Executive Vice President and Chief Operating Officer
David A. Buchen	Executive Vice President, North American Generics and International
William Meury	Executive Vice President, North American Brands

Former Named Executive Officers

R. Todd Joyce*	Former Chief Financial Officer
Sigurdur Olafsson**	Former President – Actavis Pharma

*	Mr. Joyce retired from the Company on January 9, 2015. Details of his departure can be found on pg. 47.
**	Mr. Olafsson left the Company on June 30, 2014. Details of his departure can be found on pg. 47.

The Executive Summary that follows provides an overview of our performance and its relationship with our compensation decisions and practices. Following the Executive Summary, we will review each element of compensation. This Compensation Discussion and Analysis should be read together with the information in the Summary Compensation Table and other executive compensation tables below.

EXECUTIVE SUMMARY

In 2014, we continued the dynamic transformation of our company, highlighted by our ability to drive and achieve strong growth and sustainable value creation across our businesses, while simultaneously executing business development initiatives that will propel our Company to create a new model in the industry – Growth Pharma.

COMPANY PERFORMANCE HIGHLIGHTS FOR 2014

Top Line / Bottom Line Results:

*Adjusted EBITDA is a metric used in our 162(m) plan, as discussed under “Annual Incentive Awards” below.

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Commercial Segment Performance:

•	North American Brands:

	–	Net revenue increased 336% compared to 2013 (driven primarily due to the results from the Forest Laboratories, Inc. and Warner Chilcott plc acquisitions, which did not account for any sales in 2013).

•	North American Generics & International

	–	Net revenue for the segment increased 5% compared to 2013

	–	Further strengthened U.S. Generics market position -- $4.0 billion in sales

•	Anda

	–	Delivered most successful year in its history with net revenues increasing 41% versus 2013.
Key Research & Development Achievements:

•	Brands

	–	FDA approval of Namzaric™; positive Ad Comm for Avycaz™; submitted NDA filings for Cariprazine, Eluxadoline and Liletta; submitted sNDA filings for Saphris® and Teflaro®; received positive CHMP opinion for Xydalba™

•	Generics

	–	Filed 44 ANDAs; 220+ ANDAs pending; industry-leading 65+ first to files; more than 1,200 MAAs outside US.
Business Development:

•	Announced $66 billion acquisition of Allergan, Inc., which closed on March 17, 2015.

•	Closed $28 billion acquisition of Forest Laboratories, which significantly expanded our branded pharmaceutical business.

•	Entered into other significant transactions including (1) the acquisitions of Silom Medical Company, Furiex Pharmaceuticals and Durata Therapeutics; and (2) the exclusive option to acquire Rhythm Health, Inc.

SHARE PERFORMANCE

The information in the graph below pertaining to our performance relative to the S&P 500 Index and the NYSE ARCA DRG Index is being furnished but not filed with the SEC, and as such, the information is neither subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

The following chart compares the five-year cumulative total returns of holders of Actavis’ ordinary shares (formerly Class A common shares of Actavis, Inc.) with the cumulative total returns of the S&P 500 index and the NYSE ARCA DRG Index. The chart tracks the performance of a $100 investment in our ordinary shares and in each of the comparator groups (with reinvestment of all dividends, if any) for the applicable time frames.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURNS*

Among Actavis plc, the S&P 500 Index and the NYSE ARCA DRG Index

*$100 invested on 12/31/09 in stock or index, including reinvestment of dividends. Fiscal year ending December 31, 2014.

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OUR NEW EXECUTIVE COMPENSATION FRAMEWORK

In connection with our transformational merger with Forest Laboratories, we adopted a new executive compensation framework focused on the following key objectives (the objectives of our broader executive compensation framework are described below):

•	Creating unambiguous long-term shareholder alignment by linking a substantial portion of executives’ pay to share price appreciation;

•	Delivering sustainable top- and bottom-line growth;

•	Over-achieving our merger commitments;

•	Creating a unified management team aligned to a shared set of objectives; and

•	Retaining key executive talent.

Component	Key change	Purpose
Pay Mix (see page 24 for additional details)	Reduced base salaries for CEO (by 23%) and other senior executives (by 5%).	Ensure substantial portion of compensation is performance-based and tied to financial and share price performance.
New Performance Share Unit (PSU) Program (see page 29 for additional details)	New performance share unit (PSU) program with payouts dependent solely upon the achievement of certain share price compound annual growth rate targets during the period from July 1, 2014 through September 1, 2017. Additional service-based vesting feature provides for final payouts in 2019.	Create unambiguous long-term shareholder alignment and enhanced retention of key executives.
Stock Options (see page 30 for additional details)	Stock option grants with a longer vesting horizon (20% per year over five years) replace time-vested restricted stock units.	Create additional alignment between pay and long-term share price performance.
Front-Loading of Equity Grants (see page 28 for additional details)	Front-loaded three years’ of equity grants for our executives.	Create strong focus on sustained growth and immediate shareholder alignment by emphasizing performance in critical first years immediately following the Forest Merger.
Merger Success Awards (see page 30 for additional details)

Special cash-based long-term incentive award with a performance period from July 1, 2014 through December 31, 2017.

•  Fifty percent of the award is earned based on the achievement of synergy savings related to the Forest Merger.

•  Fifty percent of the award is earned based on the achievement of above median shareholder returns relative to our peers.

Focus executives on delivering on our Forest Merger commitments while maintaining industry leading shareholder returns. Create enhanced retention of executives during the critical integration process.

OBJECTIVES OF BROADER EXECUTIVE COMPENSATION FRAMEWORK

Our compensation programs for our executives are designed to achieve the following objectives:

•	Attract and retain top contributors to ensure that we have high caliber executives;

•	Create and maintain a performance-driven organization by providing upside compensation opportunity for outstanding performance and downside compensation risk in the event of performance below expectations;

•	Align the interests of our executives and shareholders by motivating executives to increase shareholder value along with the achievement of other key corporate goals and objectives and rewarding executives when shareholder value increases;

•	Encourage teamwork and cooperation while recognizing individual contributions by linking variable compensation to Company and individual performance based on position, responsibilities and ability to influence financial and organizational results;

•	Provide flexibility and allow for Compensation Committee judgment in applying our compensation principles in order to appropriately reflect individual circumstances as well as changing business conditions and priorities;

•	Motivate our executives to manage our business to meet and appropriately balance our short- and long-term objectives, and reward them for meeting these objectives; and

•	Reinforce our entrepreneurial culture.

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KEY GOVERNANCE FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAMS

At-risk compensation and pay for performance. As illustrated by the charts on page 24, we link a significant portion of each Named Executive Officer’s total compensation to the achievement of specific, rigorous performance goals. We consider such portion of each executive’s compensation to be “at-risk.”

Appropriate choice and use of peer groups. We have thoughtfully selected a peer group of companies with similar market capitalization or scope of operations to us to review relevant market competitiveness data and to ensure our Named Executive Officers’ compensation remains competitive. We set executive total compensation at levels the Compensation Committee believes are appropriate relative to the total compensation paid to similarly situated executives of our peer companies, giving consideration to market and other factors as well as relative company performance.

Equity compensation best practices. Our equity plans prohibit option re-pricing or replacement of underwater options. Our equity incentives generally vest over a period of three to five years to ensure that our executives maintain a long-term view of shareholder value creation and to encourage retention.

No supplemental retirement plans. We do not maintain any supplemental retirement plans.

Caps on incentive awards. Our annual cash incentive awards and payouts under all of our equity- and cash-based long-term incentive awards are capped.

Limited gross-ups. Mr. Joyce’s employment agreement, which was entered into prior to 2010, was our only NEO employment agreement which provides for a gross-up of excise taxes in connection with a change in control.

Limited perquisites and personal benefits. We provide our NEOs with only limited perquisites and personal benefits in addition to the regular benefits offered to all employees. We believe that each of these perquisites has an important business purpose, as explained below.

No single-trigger change in control benefits. Our change in control arrangements, which include payment of cash severance benefits under the NEOs’ employment agreements or our change in control severance pay plan, as applicable, and accelerated vesting of long-term incentive awards, are “double-trigger” in that they are payable only if an NEO’s employment is terminated following a change of control.

Independent Compensation Committee consultant. F.W. Cook, the Compensation Committee’s compensation consultant, reports directly to the Compensation Committee and provides no services to the Company or management.

Risk mitigation. As described in further detail above on page 18 of this Proxy Statement, the mix and design of our compensation programs serve to mitigate operational, financial, legal and regulatory, and strategic and reputational risks. In addition, our share ownership guidelines and clawback policies help mitigate risk.

Share ownership requirements and anti-hedging and anti-pledging policies. Our executive officers are subject to minimum share ownership requirements intended to reflect the Compensation Committee’s philosophy that all officers should hold a significant amount of shares to ensure their interests are aligned with those of our shareholders. In addition, our insider trading policy prohibits our Named Executive Officers from hedging their economic exposure to our shares or pledging our shares.

Clawback policies. Our 162(m) Plan, defined below, includes clawback policies requiring the recoupment of certain incentive compensation in the event of a restatement of our financial statements.

IMPACT OF 2014 SAY ON PAY VOTE

At our 2014 shareholders meeting, we provided shareholders with the opportunity to cast an annual advisory vote on executive compensation. Over 97% of the votes cast on this 2014 “say-on-pay” vote were in favor of the proposal. Although the results of this vote are advisory and non-binding, we have considered the results of the 2014 say-on-pay vote and we believe that overwhelming support of our shareholders for the 2014 say-on-pay vote proposal indicates that our shareholders are generally supportive of our approach to executive compensation. In the future, we will continue to consider the outcome of our say-on-pay votes and other shareholder feedback when making compensation decisions regarding our Named Executive Officers.

DETERMINATION OF COMPENSATION

ROLE OF THE COMPENSATION COMMITTEE AND MANAGEMENT IN COMPENSATION DECISIONS

The Compensation Committee makes all compensation decisions regarding senior management, which includes our Named Executive Officers and certain other senior officers of the Company. The Compensation Committee considers the Chief Executive Officer’s recommendations in determining the compensation of the other Named Executive Officers.

The Compensation Committee engaged F.W. Cook, an independent executive compensation consulting firm, to advise the Compensation Committee on matters related to Chief Executive Officer and other executive compensation with respect to 2014.

For more information on the role of the Compensation Committee and the Committee’s independent consultant, see page 18 of this proxy statement.

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PRINCIPAL COMPONENTS OF 2014 EXECUTIVE COMPENSATION

This section describes the components of our Named Executive Officers’ 2014 compensation, which consisted of the following:

Direct Compensation	Indirect Compensation
• Base Salary	• Employee and other benefits
• Annual Incentive Awards
• Long-Term Incentives

The following chart illustrates the key compensation components for our Chief Executive Officer and other Named Executive Officers as a percentage of their 2014 total target direct compensation opportunities:

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BASE SALARY

Base salary provides our Named Executive Officers with a degree of financial certainty and stability. In setting base salaries and determining merit increases for our Named Executive Officers, the Compensation Committee takes into account a variety of factors, including:

•	level of responsibility;

•	individual and team performance;

•	internal review of the Named Executive Officer’s total compensation, individually and relative to our other officers and executives with similar responsibilities within the Company; and

•	general levels of salaries and salary changes relative to our other officers and executives with similar responsibilities at peer group companies.

Salary levels are typically reviewed annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to the salaries of our Named Executive Officers are based on the Compensation Committee’s and the Chief Executive Officer’s assessment (other than for himself) of the individual’s performance and market conditions.

After taking into consideration the factors listed above, Messrs. Stewart, Buchen, Joyce and Olafsson (collectively, the “Legacy Actavis NEOs”) received the following merit increases in base salary for 2014, effective March 24, 2014: Mr. Stewart received a merit increase of 15%; Mr. Buchen received a merit increase of 5%; and Mr. Joyce received a merit increase of 3%. Messrs. Bisaro and Olafsson did not receive merit increases of their respective base salaries during 2014. Messrs. Saunders and Meury and Ms. Hilado were not employees of the Company prior to July 1, 2014.

In connection with the merger of Forest Laboratories with the Company on July 1, 2014 (the “Forest Merger”), Mr. Bisaro ceased to serve as our Chief Executive Officer and commenced service as our Executive Chairman, and Mr. Saunders commenced employment as our Chief Executive Officer and President. In connection with the Forest Merger, we entered into employment agreements with Messrs. Saunders and Bisaro, which became effective July 1, 2014. Mr. Saunders’ 2014 base salary, which was set in arms’ length negotiations in connection with the entrance into his employment agreement, was $1,000,000. This represents a decrease of 23% from his base salary as Chief Executive Officer of Forest Laboratories to reinforce the enhanced performance orientation of our new executive compensation framework following the Forest Merger. Mr. Bisaro’s 2014 base salary was reduced to $750,000 in connection with his cessation of service as our Chief Executive Officer.

Also in connection with the Forest Merger, the Compensation Committee determined to decrease the annual base salaries for Messrs. Stewart, Buchen and Joyce by 5% to reinforce the enhanced performance orientation of our new executive compensation framework following the Forest Merger. Ms. Hilado commenced her employment with the Company on December 8, 2014. Ms. Hilado’s 2014 base salary, which was set in arms’ length negotiations during the hiring process, was $545,000.

The base salaries for our NEOs during 2014 (both before and after the Forest Merger) are set forth in the following table:

Name	Base Salary Immediately Prior to Forest Merger	Base Salary After July 2014 Forest Merger		Change (%)
Brenton L. Saunders	$1,300,000	$1,000,000		-23%
Paul M. Bisaro	$1,300,000	$750,000		-42%
Maria Teresa Hilado	—	$545,000	*	N/A
Robert A. Stewart	$750,000	$715,000		-5%
David A. Buchen	$603,750	$575,000		-5%
William Meury	$575,000	$545,000		-5%
R. Todd Joyce	$577,179	$550,000		-5%
Sigurdur Olafsson	$750,000	—		N/A

*	Ms. Hilado commenced employment on December 8, 2014

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ANNUAL INCENTIVE AWARDS

Annual cash incentive awards are an important feature of our performance-based compensation program. Annual cash incentive awards to our Named Executive Officers are made under our 162(m) Plan, which the Company adopted and our shareholders approved in 2012. The 162(m) Plan is intended to allow incentive compensation payable under such plan to qualify as performance-based compensation and therefore be tax-deductible by the Company under Section 162(m) of the Internal Revenue Code. See “Tax Deductibility of Compensation” below for further information regarding Section 162(m).

For 2014, the maximum award for each participant under the 162(m) Plan continued to be based on a percentage of the Company’s operating income(1), as defined in the 162(m) Plan (3.0% for Messrs. Saunders and Bisaro and 2.0% for each of our other Named Executive Officers (other than Ms. Hilado)), with a cap of $7,000,000 payable to any participant in any given year. Ms. Hilado’s employment with us commenced in December 2014 and, accordingly, she did not participate in the 162(m) Plan during 2014. Under the 162(m) Plan, the Compensation Committee has the discretion to reduce the bonus amounts payable to our Named Executive Officers based on factors determined to be appropriate, including the achievement of performance goals applied under our Company-wide annual cash bonus program (the “Cash Bonus Program”), as described below. The majority of our employees participate in our Cash Bonus Program.

The Compensation Committee’s practice has been to exercise negative discretion from the calculated 162(m) Plan maximum award payable to each Named Executive Officer by applying the Cash Bonus Program performance goals in making its determination of the actual award amount paid. This approach is not purely formulaic, however, as the Compensation Committee also considers the contributions of each participant to our success during the performance period and other factors it deems appropriate. The Compensation Committee cannot increase the calculated 162(m) Plan maximum award payable and can only reduce it. Annual cash incentive awards are typically paid in March of the year following the 162(m) Plan performance period.

2014 Annual Incentive Awards

For Messrs. Bisaro, Stewart, Buchen, Joyce and Olafsson (together, the “Legacy Actavis NEOs”), who were employed by and served as executive officers of the Company prior to the closing of the Forest Merger, in March 2014, the Compensation Committee determined individual incentive award levels and corporate financial and individual performance goals, which were based on performance during the full 2014 calendar year. However, in connection with the Forest Merger, the Compensation Committee determined that it was appropriate to modify the pre-established corporate performance goals for the second half of 2014 in order to tie awards for the second half of 2014 to the financial performance of our combined company.

Accordingly, for purposes of determining annual incentive awards for the Legacy Actavis NEOs, Company performance during the period from January 1, 2014 through June 30, 2014 was measured against the financial targets approved in March 2014, and Company performance during the period from July 1, 2014 through December 31, 2014 was measured based on a new six-month financial target established in connection with the Forest Merger. Final annual incentive awards were determined using the average of these two results.

Messrs. Saunders and Meury were eligible to receive annual incentive awards only with respect to individual and Company performance during the period from July 1, 2014 through December 31, 2014.

Mr. Olafsson ceased to be employed by the Company on June 30, 2014. Pursuant to the terms of the separation agreement entered into between Mr. Olafsson and Actavis, Inc., Mr. Olafsson received a pro-rated annual incentive award for 2014 assuming target performance.

2014 Performance Goals

For 2014, the performance goals under the Company-wide Cash Bonus Program, which were applied as part of the Compensation Committee exercising its negative discretion under the 162(m) Plan, consisted of a combination of corporate financial and individual performance goals.

Corporate Financial Performance. The Corporate Financial Performance metric for 2014 was Adjusted EBITDA. For the purpose of measuring Corporate Financial Performance, “Adjusted EBITDA” means our earnings before interest, taxes, depreciation and amortization, adjusted for share-based compensation, acquisition or licensing related charges, restructuring charges, litigation gains or losses, charges associated with our global supply chain initiative, non-cash charges, gains or losses on debt repurchase, gains or losses on sales of operating assets or securities and such other special items as determined at the discretion of our Board.

For 2014, the Compensation Committee believed that Adjusted EBITDA was an appropriate indicator of Corporate Financial Performance because it facilitated analysis by management and investors in evaluating the Company’s financial performance and comparing it against companies in its peer group.

(1)	“Operating income” is defined as the Company’s operating income determined in accordance with GAAP plus, without duplication and only to the extent such amount represents a charge or expense determined in accordance with GAAP and reflected in the operating income of the Company and regardless of classification within the Company’s statement of income, the sum of (a) depreciation and amortization expense; (b) asset impairment charges; (c) charges associated with the revaluation of material contingent liabilities that are based in whole or in part on future estimated cash flows; (d) business restructuring charges; (e) costs and charges associated with the acquisition of businesses and assets including, but not limited to, milestone payments and integration charges; (f) litigation charges and settlements; (g) losses and expenses associated with the sale of assets; minus (h) gains or income of a nature similar to items (a) through (g) above. With respect to each of (a) through (h), such amounts are as identified in the Company’s financial statements, notes to the financial statements, or management’s discussion and analysis with respect to the financial statements as filed with the U.S. Securities and Exchange Commission.

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2014 Adjusted EBITDA Results ($ millions)(1)

Period	Threshold ($)	Target ($)	Stretch ($)	Actual ($)	Achievement (%)
Jan 1 - June 30	$ 1,374.6	$ 1,617.7	$ 1,779.5	$ 1,722.1	133%
July 1 - Dec 31	2,166.0	2,549.1	2,804.1	2,734.6	137%
				Full-Year	135%

(1)	Adjusted EBITDA, as calculated in the table above, equaled earnings before net interest expense, taxes, depreciation and amortization, adjusted for global supply chain initiative, acquisition and licensing and other charges, impairment/asset sales and related costs, non-recurring losses (gains), legal settlements, accretion on contingent liabilities and share based compensation.

Individual Performance. The Compensation Committee also recognizes that individual performance is a key element to consider in determining the overall cash incentive award available to an executive. To this end, our Chief Executive Officer reviews the performance of each of our Named Executive Officers (other than himself) on the basis of specific objectives and subjective factors and makes recommendations to the Compensation Committee on final award amounts. The Chief Executive Officer’s and Executive Chairman’s awards are subject to a similar adjustment based on their individual performance, respectively, which is determined by the Compensation Committee. Individual performance can adjust awards from 0% to 150% of a Named Executive Officer’s award as otherwise determined based on the Corporate Financial Performance.

In 2014, the Compensation Committee approved the following strategic goals and objectives for Mr. Bisaro as the Chairman and Chief Executive Officer of the Company, and, following the Forest Merger, the Compensation Committee extended the same strategic goals and objectives to Mr. Saunders as the new Chief Executive Officer of the Company:

i.	Ensuring the successful integration of acquired businesses into our Company and the Company’s continued successful capture of the value of its strategic investments, including synergies, and the continued creation of shareholder value;

ii.	Ensuring that the Company continues to invest and ultimately capture the value from such investments, including through robust R&D investments;

iii.	Effectively communicate with shareholders, particularly with respect to value in specialty pharmaceutical leadership; and

iv.	Recruit and retain key executives and develop and maintain succession plans for senior leaders.

In addition, the following goals and objectives applied to Mr. Bisaro during the portion of 2014 in which he served as the Executive Chairman of the Company:

I.	Continue to represent the Company’s key stakeholders (government, customers, investors, etc.); and

Ii.	Support the new Chief Executive Officer and ensure a smooth transition of responsibilities to the Chief Executive Officer.

Performance Goals of Other Named Executive Officers. In consultation with the Compensation Committee, our Chief Executive Officer and Executive Chairman assigned specific individual performance goals for 2014 to our other Named Executive Officers that were tailored to the scope and nature of their responsibilities.

Maximum performance under the Cash Bonus Program results in earning 225% of target payouts (150% adjustment for corporate Adjusted EBITDA x 150% adjustment for NEO’s individual performance). Threshold payouts are based on the minimum level of performance for which payouts are authorized and results in earning 50% of the Named Executive Officer’s target award.

The amount payable to each of the Legacy Actavis NEOs under the 162(m) Plan was determined as follows:

(NEO’s base salary)	x	(NEO’s target bonus percentage)	x	(Adjustment factor for (i) weighted Corporate Adjusted EBITDA from January 1, 2014 through June 30, 2014, and (ii) weighted Corporate Adjusted EBITDA from July 1, 2014 through December 31, 2014)	x	(Adjustment of 0% to 150% for NEO’s individual performance)

Named Executive Officer 2014 Annual Incentive Awards
	Target				Actual
Name	Annual Base Salary		Target Annual Incentive %	Target Annual Cash Incentive	Company Performance %	Individual Performance %	Final Award
Paul M. Bisaro*	$ 1,300,000		125%	$ 812,500	135%	150%	$ 2,699,813
	750,000		140%	525,000
Robert A. Stewart	715,000		100%	715,000	135%	140%	1,351,350
David A. Buchen	575,000		100%	575,000	135%	100%	776,250
R. Todd Joyce	577,179	**	80%	461,743	135%	100%	623,160

*	Mr. Bisaro’s base salary and target annual incentive for the first 6 months of 2014 as Chairman and CEO were $1,300,000 and 125%, respectively. His base salary and target annual incentive for the final 6 months of 2014 as Executive Chairman was $750,000 and 140%, respectively.

**	Represents Mr. Joyce’s base salary prior to the 5% reduction in connection with the Forest Merger.

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The amounts payable to Messrs. Saunders and Meury under the 162(m) Plan were determined as follows:

(NEO’s base salary)	x	(NEO’s target bonus percentage)	x	(Adjustment factor for Corporate Adjusted EBITDA from July 1, 2014 through December 31, 2014)	x	(Adjustment of 0% to 150% for NEO’s individual performance)	x	(50%)

Named Executive Officer 2014 Annual Incentive Awards
	Target			Actual
Name	Annual Base Salary	Target Annual Incentive %	Target Annual Cash Incentive	Company Performance %	Individual Performance %	Final Award
Brenton L. Saunders	$ 1,000,000	150%	$ 1,500,000	137%	150%	$ 1,541,250
William Meury	545,000	100%	545,000	137%	140%	522,655

Pursuant to the terms of her offer letter with the Company, Ms. Hilado is eligible to receive a sign-on bonus of $3 million, payable in two equal installments on each of March 15, 2015 and December 8, 2015 (subject to repayment under certain circumstances).

LONG-TERM EQUITY INCENTIVES

The Compensation Committee believes that long-term equity-based incentive awards provide a valuable tool for aligning the interests of management with our shareholders and focusing management’s attention on our long-term growth. In addition, the Compensation Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success.

The Company currently maintains the Restated Plan (as defined below), which is described in Proposal 5 below. In connection with the closing of our acquisition of Allergan, Inc., the Company also assumed and subsequently amended the Allergan, Inc. 2011 Incentive Award Plan (the “Allergan Plan”). Shares available for issuance under the Allergan Plan may also be used to settle awards granted under the Restated Plan, subject to certain limitations.

Front-Loading Awards

It is important to note that the performance share unit (PSU) and stock option awards granted to the Named Executive Officers (other than Mr. Olafsson) on July 1, 2014 (or December 8, 2014 with respect to Ms. Hilado) represent “front-loaded” awards - that is, those awards represent three years’ worth of equity awards reflecting the applicable NEOs’ equity awards for 2015, 2016 and 2017. The ultimate value of the front-loaded awards will be based on the growth in our share price following the grant date. We believe that front loading these awards provides the following benefits to us and our shareholders:

•	creates immediate shareholder alignment by emphasizing performance in the critical first years following the Forest Merger;

•	encourages and rewards sustained performance over the performance period;

•	focuses our new management team on one set of goals; and

•	provides retention of executives in an environment where there is heightened competition for talent with industry peers.

Shareholders should note that these front-loaded equity grants cover multiple years of service and vesting and, therefore, result in large values being reported in the Summary Compensation Table in the first year of grant. However, the value of these awards will not be reported in future years, resulting in much less compensation reported in the Summary Compensation Table for those years. The table below shows the annual target value of long-term incentive grants to each of our Named Executive Officers, and is intended to provide shareholders with a more meaningful representation of the annual compensation opportunity intended to be delivered.

Named Executive Officer Target LTI Grant Values
	Annual Target Value			3-year Front-Loaded Value (2015 - 2017)
Name	PSUs	Options	Total	PSUs	Options	Total
Brenton L. Saunders	$ 8,550,000	$ 2,850,000	$ 11,400,000	$ 25,650,000	$ 8,550,000	$ 34,200,000
Paul M. Bisaro	6,375,000	2,125,000	8,500,000	19,125,000	6,375,000	25,500,000
Maria Teresa Hilado	1,432,500	477,500	1,910,000	4,297,500	1,432,500	5,730,000
Robert A. Stewart	2,100,000	700,000	2,800,000	6,300,000	2,100,000	8,400,000
David A. Buchen	1,800,000	600,000	2,400,000	5,400,000	1,800,000	7,200,000
William Meury	1,575,000	525,000	2,100,000	4,725,000	1,575,000	6,300,000
R. Todd Joyce	1,387,500	462,500	1,850,000	4,162,500	1,387,500	5,550,000

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Additionally, shareholders should note that the front-loaded grants generally vest and are paid out as though they were made annually under a more traditional three-year performance plan. The front-loaded PSU awards have a thirty-nine month performance period and are structured to provide for 100% vesting by Dec. 31, 2019 (i.e., at the same time that three years of annual grants would be fully vested). The chart below illustrates this point.

Illustrative PSU Vesting Timeline for CEO
Annual Grant	Target Value Granted	Vesting Date	Target Value Vested
2015	$8,550,000	2017	$8,550,000
2016	8,550,000	2018	8,550,000
2017	8,550,000	2019	8,550,000
TOTAL			$25,650,000
Front-Loaded Grant	Target Value Granted	Vesting Date	Target Value Vested
2014	$25,650,000	2017 (1/3)	$8,550,000
		2018 (1/3)	8,550,000
		2019 (1/3)	8,550,000
TOTAL			$25,650,000

JULY 2014 AWARDS

On July 1, 2014 (or December 8, 2014 with respect to Ms. Hilado), our NEOs (other than Mr. Olafsson), were granted the following long-term equity incentive awards:

Form of Award	Percentage of Total Target Long-Term Incentive Award Value	Purpose	Performance Measured	Earned and Vesting Periods
Performance Share Unit (PSU) Award (restricted stock units)	75%	• Creates unambiguous shareholder alignment • Encourages retention	Absolute TSR	Earned based on TSR for performance period from July 1, 2014 through September 1, 2017 and time-based vesting on December 31, 2017, 2018 and 2019
Stock Option Award	25%	• Rewards long-term sustained share price appreciation. • Encourages retention	Share price growth above the grant price	5 year ratable vesting

2014 Performance Share Unit Awards

Seventy-five percent of the aggregate dollar value of the Named Executive Officers’ (other than Mr. Olafsson’s) long-term equity incentive awards granted on July 1, 2014 (or December 8, 2014 with respect to Ms. Hilado) was in the form of PSU awards that may be earned based on the Company’s TSR compound annual growth rate (“CAGR”) for the 39-month performance period from July 1, 2014 through September 1, 2017. Following the performance period, earned awards vest based on continued service with the Company, with 1/3 of the award vesting on each of December 31, 2017, 2018 and 2019. The number of PSUs that may be earned ranges from 0% to 300% of the target number granted, depending on performance (with linear interpolation between performance levels) as follows:

TSR CAGR	Percentage of Target Shares Earned
Flat or drops below $210 (threshold)	None
10% (target)	100%
30% or higher (maximum)	300%

As discussed above, the PSU Awards were front-loaded to include three years’ worth of grants. Therefore, awards for 2015 through 2017 were granted on July 1, 2014 (or December 8, 2014 with respect to Ms. Hilado).

While the performance period runs from July 1, 2014 through September 1, 2017, in order to protect against variations in share price due to forces and events beyond the control of the Company, there is a special feature built into the awards that allows the participants to “bank” a portion of the award prior to September 1, 2017 if the Company’s share price grows by at least 10% on an annual basis. There are two measurement dates before the performance period ends when a portion of the award may be banked:

Bank Date 1: If the Company’s closing share price is at or above the target share price of $280 during any rolling four-quarter period ending in 2015 or 2016, then 25% of the NEO’s target award will be banked at the end of such four-quarter period.

Bank Date 2: If the Company’s share price is at or above the target share price of $280 on June 1, 2017, then 25% of the actual amount earned will be banked on such date.

Any banked PSU Awards will be paid in shares when the total award is settled at the end of the performance period.

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2014 Stock Option Awards

Twenty-five percent of the aggregate dollar value of the Named Executive Officers’ (other than Mr. Olafsson’s) long-term equity incentive awards granted on July 1, 2014 (or December 8, 2014 with respect to Ms. Hilado) was in the form of options to purchase the Company’s ordinary shares (“Option Awards”). The Option Awards vest based solely on continued service with the Company, with 1/5 of the shares subject to each Option Award vesting on each of the first, second, third, fourth and fifth anniversaries of the grant date.

As discussed above, the Option Awards were front-loaded to include three years’ worth of awards. Therefore, awards for 2015 through 2017 were granted on July 1, 2014 (or December 8, 2014 with respect to Ms. Hilado).

MERGER SUCCESS AWARDS

On July 1, 2014 (or December 8, 2014 with respect to Ms. Hilado), we granted certain “Merger Success Awards” to our Named Executive Officers (other than Mr. Olafsson) pursuant to the terms of our Restated Plan (as defined below). As described in Proposal 5 below, we are asking our shareholders to approve the Restated Plan, which our Board adopted on July 1, 2014, subject to shareholder approval. If the Restated Plan is not approved by our shareholders, the Merger Success Awards will be canceled and become null and void. For additional information regarding the approval of the Restated Plan, please see Proposal 5 below.

The Merger Success Awards are special cash-based long-term performance awards that are intended to incentivize our executives to fulfill our Forest Merger commitments while maintaining industry leading shareholder returns (see the chart below). The performance period for these awards runs from July 1, 2014 through December 31, 2017. If earned, the Merger Success Awards will become 100% vested on December 31, 2017, and will be settled in cash or ordinary shares.

Messrs. Saunders and Bisaro were granted Merger Success Awards with target award values of $15 million and $10.5 million, respectively. Our other Named Executive Officers (other than Mr. Olafsson) were granted Merger Success Awards with target award values of $5 million.

Payout of the Merger Success Awards depends on achievement of the following important objectives:

Goal	Description		Weighting
Merger-Related Synergy Savings	•	Delivery of cost savings related to the Forest Merger (e.g., eliminating overlapping functions and businesses, improving operating efficiencies and reducing costs).	50%
Relative TSR	•	Achievement of above-median share price growth compared to peers.	50%
	•	Peer group is the component companies of the NYSE ARCA Pharmaceutical Index - a cross-section of small, medium and large pharmaceutical and generics companies representing several widely held, highly capitalized companies involved in various phases of the pharmaceutical industry.

Threshold, target and maximum performance levels of merger-related synergy savings and relative TSR performance, and the related awards payable at each performance level, are as follows:

Performance Level	Merger-Related Synergy Savings	Percentage of Target Award Value
Threshold	$850 million	50%
Target	1.0 billion	100%
Maximum	1.2 billion	200%
Performance Level	Relative TSR	Percentage of Target Award Value
Threshold	30th percentile	50%
Target	60th percentile	100%
Maximum	90th percentile	200%

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Special Incentives Related the Allergan Transaction

In connection with the closing of the Allergan merger, members of our new senior management team, including Messrs. Saunders, Bisaro, Stewart and Meury and Ms. Hilado, were granted certain “Transformation Incentive Awards” pursuant to the terms of our Restated Plan (as defined below). As described in Proposal 5 below, we are asking our shareholders to approve the Restated Plan, which our Board adopted on July 1, 2014, subject to shareholder approval. If the Restated Plan is not approved by our shareholders, the Transformation Incentive Awards will be canceled and become null and void. For additional information regarding the approval of the Restated Plan, please see Proposal 5 below.

Similar to the Merger Success Awards described above, the Transformation Incentive Awards are intended to incentivize our executives to deliver superior performance during the critical years immediately following our merger with Allergan, which closed on March 17, 2015.

Goal	Description of Target		Weighting
Non-GAAP Earnings per Share (EPS)	•	Achieve full-year non-GAAP EPS of $25.00 for 2017	65%
Relative TSR	•	Achieve above-median share price growth compared to peers for the period of March 17, 2015 – December 31, 2018	35%

If earned, the Transformation Incentive Awards will be in paid in cash in two equal installments on December 31, 2018 and December 31, 2019, subject to the executives’ continued employment. The Compensation Committee believes that the additional time-vesting conditions promote executive retention and a longer-term perspective.

MAY 2014 AWARDS

On May 8, 2014, the Legacy Actavis NEOs (other than Mr. Olafsson) were granted annual long-term equity incentives under the Company’s then-existing equity incentive program:

Form of Award	Percentage of Total Target Long-Term Incentive Award Value	Purpose	Performance Measured	Earned and Vesting Periods
Restricted Stock Unit (RSU) Award	33.3%	• Encourages retention • Fosters shareholder mentality among the executive team	N/A	4 year vesting, with 1/4 of the shares subject to the award vesting on March 5 of 2015, 2016, 2017 and 2018, respectively.
Adjusted EBITDA Performance Award	33.3%	• Encourages retention • Ties executive compensation to our operational performance	Adjusted EBITDA	Earned at the end of one-year performance period based on Adjusted EBITDA; once earned, subject to time-based vesting: 1/4 of the award vests on March 5 of 2015, 2016, 2017 and 2018, respectively.
TSR Performance Award	33.3%	• Encourages retention • Ties executive compensation to our long-term market performance	TSR	Earned and vested after three-year performance period based on relative TSR

The percentage mix described in the chart above is based on the dollar value of the awards granted. The Company’s “TSR” refers to the Company’s share price performance (and dividends, if any) ranked relative to the performance of its peer company group during the relevant period. We believe that the use of both TSR and Adjusted EBITDA measures balances operational and market performance and focuses executives on the Company’s strategic business goal of cash generation as well as the Company’s performance compared to a broad index of companies.

Awards were granted on May 8, 2014, rather than in March when our annual awards were granted in previous years, due to our merger with Warner Chilcott.

2014 Restricted Stock Unit Awards

One-third of the aggregate dollar value of the Legacy Actavis NEOs’ (other than Mr. Olafsson’s) annual equity awards granted on May 8, 2014 was in the form of restricted stock units (“RSU Awards”). The actual number of shares granted was determined on the basis of the Company’s closing share price on the date of grant. Once granted, the RSU Awards vest based solely on continued service with the Company, with 1/4 of the shares subject to the award vesting on March 5 of 2015, 2016, 2017 and 2018, respectively.

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2014 Adjusted EBITDA Performance Awards

One-third of the aggregate dollar value of the Legacy Actavis NEOs’ (other than Mr. Olafsson’s) annual equity awards granted on May 8, 2014 was in the form of one-year Company performance stock unit grants (each, an “Adjusted EBITDA Performance Award”). Adjusted EBITDA targets were initially established by the Compensation Committee for the entire 2014 fiscal year. However, in connection with the Forest Merger, the Company determined to measure the Company’s Adjusted EBITDA for the period from January 1, 2014 through June 30, 2014 based on EBITDA targets established at the beginning of the year, and then established new six-month EBITDA targets for the period from July 1, 2014 through December 31, 2014. Therefore, the Adjusted EBITDA Performance Awards are earned based on Adjusted EBITDA performance against the applicable 2014 targets. The number of shares that can be earned may range from 0% to 150% of the target, depending on performance (with interpolation between performance levels) as follows:

2014 Adjusted EBITDA Performance
Period	Threshold ($)	Target ($)	Stretch ($)	Actual ($)	Achievement Percentage
Jan 1 - June 30	$ 1,374.6	$ 1,617.7	$ 1,779.5	$ 1,722.1	133%
July 1 - Dec 31	2,166.0	2,549.1	2,804.1	2,734.6	137%
Full Year					135%

Based on the above, the Legacy Actavis NEOs earned the following number of Adjusted EBITDA Performance Awards:

Name	Target # of Units	Achievement Percentage	Actual # of Units Earned
Paul M. Bisaro	10,150	135%	13,702
Robert A. Stewart	3,384	135%	4,568
David A. Buchen	2,960	135%	3,996
R. Todd Joyce	2,537	135%	3,424

Once earned, Adjusted EBITDA Performance Awards will settle in the form of restricted shares and continue to be subject to time-based vesting with 1/4 of the shares subject to the award vesting on March 5 of 2015, 2016, 2017 and 2018, respectively.

2014 TSR Performance Awards

One-third of the aggregate dollar value of the Legacy Actavis NEOs’ (other than Mr. Olafsson’s) annual equity awards granted on May 8, 2014 was in the form of performance stock unit awards to be earned based on the Company’s TSR for the 3-year performance period from January 2014 through December 2016 relative to the Company’s peer group (each, a “TSR Performance Award”). Earned TSR Performance Awards vest at the end of the 3-year performance period and will be settled as soon as administratively feasible thereafter. The number of shares that may be earned may range from 0% to 150% of the target, depending on performance (with linear interpolation between performance levels) as follows:

TSR	Percentage of Target Shares Earned
Below 25th percentile of peer group	None
25th percentile of peer group (Base Threshold)	25%
50th percentile of peer group (Target)	100%
75th percentile of peer group (Upper Threshold)	150%

In the event that the Company has a negative TSR on an absolute basis at the end of the three-year performance period, then the maximum number of shares that could be earned, regardless of the Company’s TSR relative to its peer company group, would be 100% of target. For purposes of the TSR Performance Awards, we used our pre-Forest Merger peer group, which is described in more detail on page 33 of this Proxy Statement.

OTHER AWARDS

Pursuant to the terms of Ms. Hilado’s offer letter with the Company, Ms. Hilado received a sign-on grant of RSUs valued at $3 million which vests in four equal annual installments, subject to Ms. Hilado’s continued service through the applicable vesting date. This grant was provided to compensate Ms. Hilado for equity awards that Ms. Hilado forfeited when she left her former employer.

Additionally, on July 1, 2014, Mr. Buchen received a grant of 7,846 RSUs as consideration for waiving his right to receive a gross-up payment in the event any excise taxes become payable with respect to payments and benefits received in connection with any future change in control of the Company, as was specifically provided for in his employment agreement with the Company.

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EMPLOYEE AND OTHER BENEFITS

The Named Executive Officers are eligible to participate in a variety of retirement, health and welfare and paid time off benefits similar to, and on the same basis as, our other salaried, U.S.-based employees. Additionally, we provide our Named Executive Officers, along with our other executives, with a limited number of personal benefits that we believe have a business purpose and are reasonable and consistent with our overall compensation program and better enable us to attract and retain superior employees for key positions. The primary purpose of these additional benefits is to allow our executives to focus greater attention to important Company endeavors by helping them work more efficiently, minimizing distractions, and ensuring their safety and security.

•	Reimbursement of financial counseling and tax preparation up to a maximum of $3,000 per year. We believe that it is important for executives to have professional assistance with managing their total compensation so that they can focus their full attention on growing and managing the business.

•	Limited personal use of company aircraft and company cars. We believe that these benefits provide a more secure travel environment for executives and allow them to devote additional time to Company business. Messrs. Saunders and Bisaro are entitled to limited personal use of the company aircraft not to exceed $110,000 per year. Messrs. Saunders and Meury and Ms. Hilado are provided access to a company car and driver. The other Named Executive Officers are provided with an annual car allowance.

All taxes payable on the value of the benefits described above are borne by the recipient of such benefits.

OTHER COMPENSATION PRACTICES

Compensation Peer Group

The Compensation Committee reviews the elements of our compensation program, including executive officer compensation levels and opportunities as compared to those provided to similarly situated executives among a peer group of companies.

In setting the compensation for our Named Executive Officers and other senior executives, the Compensation Committee considers compensation survey data from independent third party sources as well as publicly available information. While we generally aim to set each Named Executive Officer’s target total direct compensation (base salary plus target annual cash incentive compensation plus the expected value of long-term incentive grants) within the levels paid to similarly situated executives in our peer group, such data is intended to serve as only one of several reference points to assist the Compensation Committee in its discussions and deliberations.

The Compensation Committee reserves flexibility to vary from the median based on a variety of factors including the desired mix of variable and fixed pay elements, prior year compensation targets, the Named Executive Officer’s overall performance and changes in roles or responsibilities.

In connection with the Forest Merger, in July 2014, the Compensation Committee approved certain modifications to our peer group. These modifications were intended to balance the need to reflect our new size, scale and operational complexity while maintaining reasonable relative size positioning against the peer group. Removed from the peer group were Forest Laboratories, Endo Pharmaceuticals and Hospira, Inc. Added to the peer group were Eli Lilly, Merck & Co. Inc. and Pfizer, Inc.

AbbVie Inc.	Gilead Sciences, Inc.
Allergan, Inc.	Merck & Co., Inc.*
Amgen	Mylan Laboratories Inc.
Biogen Idec Inc.	Perrigo Company
Bristol-Myers Squibb Company	Pfizer, Inc.*
Celgene Corporation	Valeant Pharmaceuticals International, Inc.
Eli Lilly*

*	New addition for 2014

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*	The chart above does not reflect our revenues, market cap or number of employees following our acquisition of Allergan, Inc.

Share Ownership Guidelines

In order to better align the interests of our Board and management with those of our shareholders in a fair and reasonable manner, as well as to implement what we believe is a corporate governance “best practice,” we adopted share ownership guidelines for our senior executives in 2011.

The following table sets for the stock ownership guidelines and current holdings for the CEO, Executive Chairman, and the other Named Executive Officers as of March 20, 2015, assuming a stock price of $317.06.

Shares counted toward the share ownership requirements include: (i) vested ordinary shares held of record or in a brokerage account by the individual or his or her spouse; and (ii) unvested restricted shares. Outstanding stock options and performance awards with respect to which the actual number of shares to be awarded have not yet been determined do not count toward satisfaction of the ownership requirements.

Prohibitions on Hedging and Pledging of Our Shares

Our insider trading policy prohibits any Named Executive Officer or any other officer or employee subject to its terms from entering into short sales or derivative transactions to hedge their economic exposure to our shares. In addition, these officers and employees are prohibited from pledging our shares as security for any loan.

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Clawback Policies; Recoupment of Incentive Compensation

Pursuant to Messrs. Saunders’ and Bisaro’s employment agreements with the Company, all equity awards (including any proceeds, gains or other economic benefit actually or constructively received by Messrs. Saunders and Bisaro upon any receipt or exercise of any equity award or upon the receipt or resale of any shares of the Company underlying an equity award) will be subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such clawback policy and/or in the applicable equity award.

In addition to the clawback provision in Messrs. Saunders’, Bisaro’s and Meury’s employment agreements, the 162(m) Plan also provides that the Compensation Committee has the discretion to require a participant to repay the income, if any, derived from an award under the plan in the event of a restatement of the Company’s financial results within three years after payment of such award to correct a material error that is determined by the Compensation Committee to be the result of fraud or intentional misconduct.

These clawback policies help ensure that incentive compensation is payable only if the applicable underlying performance goals are met, consistent with our pay-for-performance philosophy.

Tax Deductibility of Compensation

In establishing total compensation for the executive officers, the Compensation Committee considers the effect of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Section 162(m) generally disallows a tax deduction for compensation over $1 million paid for any fiscal year to the Chief Executive Officer and the three other highest paid executive officers other than the Chief Financial Officer unless the compensation qualifies as performance-based. While the Compensation Committee generally seeks to preserve the deductibility of most compensation paid to executive officers, the primary objective of the compensation program is to support the Company’s business strategy. Thus, the Compensation Committee maintains discretion to award compensation that may not be fully deductible.

Compensation Committee Report

The Compensation Committee of Actavis has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

THE COMPENSATION COMMITTEE

Ronald R. Taylor, Chairman
Christopher W. Bodine
Christopher J. Coughlin

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Summary Compensation Table

The following table sets forth certain information regarding the annual and long-term compensation for services rendered to the Company in all capacities with respect to the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 of our Named Executive Officers.

Name and Principal Position	Year	Salary(7) ($)	Bonus ($)	Stock Awards(8) ($)	Option Awards(9) ($)	Non-Equity Incentive Plan Compensation(10) ($)	All Other Compensation(11) ($)	Total ($)
Brenton L. Saunders(1)	2014	500,000	—	25,931,824	8,585,568	1,541,250	55,187	36,613,829
Chief Executive
Officer & President
Paul M. Bisaro(2)	2014	1,025,000	—	25,641,217	6,401,499	2,699,813	123,137	35,890,666
Executive Chairman	2013	1,276,923	1,318,750	6,011,652	—	2,681,250	92,497	11,381,072
	2012	1,200,000	1,200,840	4,394,209	—	1,779,160	85,100	8,659,309
Maria Teresa Hilado(3)	2014	31,442	—	8,721,187	1,432,418	—	256	10,185,303
Chief Financial
Officer
Robert A. Stewart	2014	707,500	—	8,471,370	2,108,756	1,351,350	47,723	12,686,699
Chief Operating	2013	639,504	—	1,902,031	1,621,943	1,000,350	52,650	5,216,478
Officer	2012	590,692	—	2,568,245	—	660,953	42,390	3,862,280
David A. Buchen	2014	582,188	—	9,067,962	1,807,505	776,250	46,576	12,280,481
EVP, NA Generics	2013	570,688	—	1,750,253	—	759,000	39,645	3,119,586
and International	2012	557,726		1,686,427	—	538,238	63,044	2,845,435
William Meury(4)	2014	272,500	—	4,776,992	1,581,567	522,655	1,746	7,155,460
EVP, North
American Brands
R. Todd Joyce(5)	2014	580,645	—	5,784,797	1,393,285	623,160	53,033	8,413,662
Former Chief	2013	557,289	—	1,750,254	—	641,061	50,828	2,999,432
Financial Officer	2012	502,498	—	1,686,427	—	488,886	39,026	2,716,837
Sigurdur Olafsson(6)	2014	444,231	—	—	—	—	7,878,493	8,322,724
Former President –	2013	735,641	—	1,999,677	3,243,885	1,002,375	389,517	7,371,095
Actavis Pharma	2012	681,674	—	2,568,245	—	726,717	38,557	4,015,193
(1)	Mr. Saunders assumed the role of Chief Executive Officer on July 1, 2014 at the closing of the Forest Merger. This table includes all compensation paid by Actavis on and after that date.
(2)	Mr. Bisaro served as Chief Executive Officer until June 30, 2014, at which time he assumed the role of Executive Chairman of the Board. This table includes all compensation received for 2014 in both roles.
(3)	Ms. Hilado was hired as Chief Financial Officer on December 8, 2014.
(4)	Mr. Meury assumed the role of EVP, North American Brands on July 1, 2014 at the closing of the Forest Merger. This table includes all compensation paid by Actavis following July 1, 2014.
(5)	Mr. Joyce served as Chief Financial Officer until December 7, 2014, but remained employed by the Company until January 9, 2015.
(6)	Mr. Olafsson served as President - Actavis Pharma until June 30, 2014.
(7)	Salary includes annual salary and cash paid in lieu of vacation and any salary earned but deferred, as applicable, under the Company’s deferred compensation plan.
(8)	The amounts shown in this column represent the aggregate grant date fair value of restricted stock unit grants issued pursuant to Time Awards, Adjusted EBITDA Performance Awards, TSR Performance Awards and Performance Share Units (collectively, the “Stock Awards”), in each case computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual value realized by the Named Executive Officers during the respective year. The maximum possible value of the Adjusted EBITDA Performance Awards on the date they were granted, assuming achievment at the highest performance level, was as follows: $3,000,086 for Mr. Bisaro, $1,000,226 for Mr. Stewart, $874,902 for Mr. Buchen and $749,874 for Mr. Joyce. The maximum possible value of the TSR Performance Awards on the date they were granted, assuming achivement of the highest performance level, was as follows: $3,459,084 for Mr. Bisaro, $1,153,028 for Mr. Stewart, $1,009,198 for Mr. Buchen and $865,027 for Mr. Joyce. The maximum possible value of the Performance Share Units on the date they were granted, assuming achievment at the highest performance level, was as follows: $77,795,471 for Mr. Saunders, $58,005,140 for Mr. Bisaro, $17,163,924 for Ms. Hilado, $19,107,743 for Mr. Stewart, $16,378,065 for Mr. Buchen, $14,330,976 for Mr. Meury and $12,624,843 for Mr. Joyce. For discussion of the assumptions used in these valuations, see Share-Based Compensation in Note 8 to the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.
(9)	The amounts shown in this column represent the aggregate grant date fair value of the stock option awards, as determined in accordance with FASB ASC Topic 718. These amounts do not represent the actual value realized by the Named Executive Officers during the respective year. The values were calculated using the Black-Scholes option pricing model. For discussion of the assumptions used in these valuations, see Share-Based Compensation in Note 8 to the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.
(10)	Non-equity incentive plan compensation represents payment under our annual incentive plan for the 2014 performance year. For additional discussion on our annual incentive plan, see “Annual Incentive Awards” on page 26 of Compensation Discussion and Analysis.
(11)	All Other Compensation for 2014 consisted of car allowances, Company matches under our qualified and non-qualified savings plans, group life insurance coverage, termination-related payments and other perquisites as follows:

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Name	Company Aircraft(1) ($)	Car and Driver/Car Allowance(2) ($)	Savings Plan Company Matching Contributions ($)	Group Term Life Insurance ($)	Financial Planning Reimbursement ($)	Severance and Retention(3) ($)	Other Perquisites(4) ($)	Total Other Compensation ($)
Brenton L. Saunders	51,034	83		570	3,500			55,187
Paul M. Bisaro	32,599	14,423	72,005	2,622	1,488			123,137
Maria Teresa Hilado			105	151				256
Robert A. Stewart		11,077	34,324	1,710	612			47,723
David A. Buchen		11,539	32,163	2,875				46,576
William Meury		891		855				1,746
R. Todd Joyce		11,539	32,197	4,903			4,395	53,033
Sigurdur Olafsson		6,000	31,995	1,020		7,839,478		7,878,493
(1)	Amounts represent the incremental costs to us associated with the executive’s personal use of our aircraft. Incremental costs include fuel costs, landing and parking fees, per hour accruals for maintenance service plans, passenger catering and ground transportation, crew travel expenses and other trip-related variable costs (including fees for contract crew members and the use of our fractional jet interest). Because our aircraft are used primarily for business travel, incremental costs exclude fixed costs that do not change based on usage, such as pilots’ salaries, aircraft purchase or lease costs, fractional jet interest management fees, home-base hangar costs and certain maintenance fees.
(2)	The incremental cost for the Company car driver for commutation and nonbusiness events is calculated by multiplying the variable rate by the applicable miles driven. The variable rate includes a driver’s overtime compensation (if any), plus a cost per mile calculation based on fuel and maintenance expense. Because Company car and drivers are used primarily for business travel, incremental costs exclude fixed costs that do not change based on usage such as drivers’ salaries and vehicle purchase or lease cost. For instances where a car service is used, the incremental cost to the company is the actual fees paid for such service. The incremental cost for car allowance for Messrs. Bisaro, Stewart Buchen and Olaffson is the actual amounts paid by the Company to the Named Executive Officer during 2014.
(3)	These amounts were paid in connection with Mr. Olafsson’s departure on June 30, 2014. For a description of these payments, see page 47.
(4)	The amount represents the company’s incremental cost for a physical under our executive physical program.

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2014 Grants of Plan-Based Awards

The following table provides information about equity and non-equity awards granted to our Named Executive Officers for 2014:

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock	All Other Option
Name	Award Type	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards: Number of Shares of Stock or Units (#)	Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/ sh)	Grant Date Fair Value of Stock and Option Awards ($)
Brenton L. Saunders	Non-Equity Incentive Plan Award	7/1/14	(1)			7,000,000
	Merger Success Award	7/1/14	(2)	7,500,000	15,000,000	30,000,000
	Stock Options	7/1/14	(3)								104,651	224.00	8,585,568
	Performance Share Units	7/1/14	(4)				11,499	114,997	344,991				25,931,824
Paul M. Bisaro	Non-Equity Incentive Plan Award	3/5/14	(1)			7,000,000
	Merger Success Award	7/1/14	(2)	5,250,000	10,500,000	21,000,000
	Time Awards	5/8/14	(5)							10,150			2,000,058
	Adjusted EBITDA Performance Award	5/8/14	(6)				5,075	10,150	15,225				2,000,058
	TSR Performance Award	5/8/14	(7)				2,537	10,149	15,224				2,306,056
	Stock Options	7/1/14	(3)								78,029	224.00	6,401,499
	Performance Share Units	7/1/14	(4)				8,574	85,743	257,229				19,335,047
Maria Teresa Hilado	Non-Equity Incentive Plan Award	—	(8)
	Merger Success Award	12/8/14	(2)	2,500,000	5,000,000	10,000,000
	Time Awards	12/8/14	(9)							11,296			2,999,879
	Stock Options	12/8/14	(3)								14,890	265.57	1,432,418
	Performance Share Units	12/8/14	(4)				1,618	16,182	48,546				5,721,308
Robert A. Stewart	Non-Equity Incentive Plan Award	3/5/14	(1)			7,000,000
	Merger Success Award	7/1/14	(2)	2,500,000	5,000,000	10,000,000
	Time Awards	5/8/14	(5)							3,383			666,620
	Adjusted EBITDA Performance Award	5/8/14	(6)				1,692	3,384	5,076				666,817
	TSR Performance Award	5/8/14	(7)				845	3,383	5,075				768,685
	Stock Options	7/1/14	(3)								25,704	224.00	2,108,756
	Performance Share Units	7/1/14	(4)				2,824	28,245	84,735				6,369,248

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				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock	All Other Option
Name	Award Type	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards: Number of Shares of Stock or Units (#)	Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/ sh)	Grant Date Fair Value of Stock and Option Awards ($)
David A. Buchen	Non-Equity Incentive Plan Award	3/5/14	(1)			7,000,000
	Merger Success Award	7/1/14	(2)	2,500,000	5,000,000	10,000,000
	Time Awards	5/8/14	(5)							2,960			583,268
	Adjusted EBITDA Performance Award	5/8/14	(6)				1,480	2,960	4,440				583,268
	TSR Performance Award	5/8/14	(7)				740	2,961	4,442				672,798
	Stock Options	7/1/14	(3)								22,032	224.00	1,807,505
	Performance Share Units	7/1/14	(4)				2,421	24,210	72,630				5,459,355
	Time Awards	7/1/14	(5)							7,846			1,757,504
William Meury	Non-Equity Incentive Plan Award	7/1/14	(1)			7,000,000
	Merger Success Award	7/1/14	(2)	2,500,000	5,000,000	10,000,000
	Stock Options	7/1/14	(3)								19,278	224.00	1,581,567
	Performance Share Units	7/1/14	(4)				2,118	21,184	63,552				4,776,992
R. Todd Joyce	Non-Equity Incentive Plan Award	3/5/14	(1)			7,000,000
	Merger Success Award	7/1/14	(2)	2,500,000	5,000,000	10,000,000
	Time Awards	5/8/14	(5)							2,537			499,916
	Adjusted EBITDA Performance Award	5/8/14	(6)				1,269	2,537	3,806				499,916
	TSR Performance Award	5/8/14	(7)				634	2,538	3,807				576,684
	Stock Options	7/1/14	(3)								16,983	224.00	1,393,285
	Performance Share Units	7/1/14	(4)				1,866	18,662	55,986				4,208,281
(1)	The “maximum” amounts shown in the table reflect the largest possible payouts to our Named Executive Officers under our 162(m) Plan for the 2014 performance period based on operating income, as defined under that plan. There are no thresholds or targets under the 162(m) Plan. The 162(m) Plan provides the Compensation Committee with the ability to use negative discretion to award any amount that does not exceed the maximum. The Compensation Committee’s practice has been to exercise such discretion to reduce the maximum 162(m) Plan award payable to each Named Executive Officer by applying the performance goals established under our Cash Bonus Program. The actual amounts awarded under our 162(m) Plan for 2014 are reported as “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” on page 36. For a description of the 162(m) Plan and the performance goals under the Cash Bonus Program, including the threshold, target and maximum possible payouts for our Named Executive Officers and the use of the Cash Bonus Program goals in the Compensation Committee’s exercise of negative discretion, see “Annual Incentive Awards” on page 26.
(2)	The payout of the Merger Success Award can range from 50% of target at threshold to a maximum of 200% of target, depending on the level of achievement of the applicable performance goals. For more information on Merger Success Awards, see page 30 of the Compensation Discussion & Analysis of this proxy statement.
(3)	Stock Options vest and become exerciseable in in five equal annual installments, beginning on the first anniversary of the grant date.
(4)	The payout of 2014 Performance Share Units can range from 10% of target at threshold to a maximum of 300% of target, depending on the level of achievement of the applicable performance goals. Earned Performance Share Units vest 1/3 on each of December 31, 2017, 2018 and 2019. For more information on 2014 Performance Share Units, see page 29 of the Compensation Discussion & Analysis of this proxy statement.
(5)	2014 Time Awards vest and become payable in Actavis ordinary shares in four equal annual installments beginning on the first anniversary of the grant date.
(6)	The payout of 2014 Adjusted EBITDA Performance Awards can range from 50% of target at threshold to a maximum of 150% of target, depending on the level of achievement of the applicable performance goals. For more information on 2014 Adjusted EBITDA Performance Awards, see page 32 of the Compensation Discussion & Analysis of this proxy statement.
(7)	The payout of 2014 TSR Performance Awards can range from 25% of target at threshold to a maximum of 150% of target, depending on the level of achievement of the applicable performance goals. For more information on 2014 TSR Performance Awards, see page 32 of the Compensation Discussion & Analysis of this proxy statement.
(8)	Under the terms of her offer letter, Ms. Hilado was not eligible for an annual incentive award for 2014.
(9)	This grant vests and becomes payable in Actavis ordinary shares in four equal annual installment, beginning on the first anniversary of the grant date.

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2014 Outstanding Equity Awards at Fiscal Year-End

The following sets forth the outstanding equity awards for our Named Executive Officers at December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable (#)	Number of Securities Underlying Unexercised Options - Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)
Brenton L.		104,651	(1)	224.00	6/30/24	31,370	(4)	8,074,994	114,997	(9)	29,601,378
Saunders		63,566	(2)	196.16	5/12/24	19,958	(5)	5,137,384
	73,576	149,382	(3)	91.13	9/30/23	29,263	(6)	7,532,528
	2,790			90.22	8/14/23	416	(7)	106,986
	3,691			73.14	8/22/22	256	(8)	66,015
	9,446			70.79	8/22/21
Paul M. Bisaro		78,029	(1)	224.00	6/30/24	10,150	(10)	2,612,712	85,743	(9)	22,071,106
						13,702	(11)	3,527,032	10,149	(12)	2,612,454
Maria Teresa Hilado		14,890	(13)	265.57	12/7/24	11,296	(14)	2,907,703	16,182	(9)	4,165,409
Robert A.		25,704	(1)	224.00	6/30/24	3,383	(10)	870,818	28,245	(9)	7,270,545
Stewart						4,568	(11)	1,175,849	3,383	(12)	870,818
David A. Buchen		22,032	(1)	224.00	6/30/24	7,846	(15)	2,019,639	24,210	(9)	6,231,896
						2,960	(10)	761,934	2,961	(12)	762,191
						3,996	(11)	1,028,610
William Meury		19,278	(1)	224.00	6/30/24	4,024	(5)	1,035,695	21,184	(9)	5,452,973
		12,813	(2)	196.16	5/12/24	4,209	(20)	1,083,353
	5,717	17,150	(16)	80.20	5/20/23	6,286	(21)	1,618,160
	5,738	5,738	(17)	72.07	5/6/22	1,172	(22)	301,749
	10,721	5,361	(18)	63.51	12/4/21	3,448	(23)	887,496
	12,752	8,500	(19)	68.11	12/5/20	7,887	(24)	2,030,298
	18,891			66.20	12/6/19
	4,722			51.07	12/7/18
	11,807			78.88	12/7/17
	11,807			109.12	12/7/16
R. Todd Joyce		16,983	(1)	224.00	6/30/24	2,537	(10)	653,049	18,662	(9)	4,803,785
						3,424	(11)	881,372	2,538	(12)	653,307

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(1)	Represents options granted on July 1, 2014, which vest ratably 20% per year on each anniversary of the grant date in 2015 through 2019.
(2)	Represents options granted on May 13, 2014, which vest ratably 25% per year on each anniversary of the grant date in 2015 through 2018.
(3)	Represents options granted on October 1, 2013 which vest ratably 33% per year on each anniversary of the grant date in 2014 through 2016.
(4)	Represents restricted stock units granted on June 30, 2014, which vest 100% on June 30, 2016.
(5)	Represents restricted stock units granted on May 13, 2014, which vest ratably 33% per year on each anniversary of the grant date in 2015 through 2017.
(6)	Represents restricted stock units granted on October 1, 2013, which vest ratably 33% per year on each anniversary of the grant date in 2014 through 2016.
(7)	Represents restricted stock units granted on August 15, 2013, which vest ratably 33% per year on each anniversary of the grant date in 2014 through 2016.
(8)	Represents restricted stock units granted on August 23, 2012, which vest ratably 33% per year on each anniversary of the grant date in 2013 through 2015.
(9)	Represents performance share units granted on July 1, 2014 (other than Ms. Hilado, whose grant was made December 8, 2014), with the number of units eligible to vest based on our absolute total shareholder return (CAGR) between July 1, 2014 and September 1, 2017. Units remain subject to time-vesting thereafter, and vest 33% per year on December 31 of 2017, 2018 and 2019. The value reported is the target number of units granted multiplied by our closing share price on December 31, 2014.
(10)	Represents restricted stock units granted on May 8, 2014, which vest ratably 25% per year on each anniversary of the grant date in 2015 through 2018.
(11)	Represents performance share units granted on May 8, 2014, with the number of units eligible to vest based on our FY 2014 EBITDA. For 2014, we achieved 135% of our target goal. Units remain subject to time-vesting, and vest 25% per year on March 5 of 2015, 2016, 2017 and 2018. The value reported is the actual number of units earned multiplied by our closing share price on December 31, 2014.
(12)	Represents performance share units granted on May 8, 2014, with the number of units eligible to vest based on our 3-year relative total shareholder return between January 1, 2014 and December 31, 2016. Units vest 100% on December 31, 2016. The value reported is the target number of units granted multiplied by our closing share price on December 31, 2014.
(13)	Represents options granted on December 8, 2014, which vest ratably 20% per year on each anniversary of the grant date in 2015 through 2019.
(14)	Represents restricted stock units granted on December 8, 2014, which vest ratably 25% per year on each anniversary of the grant date in 2015 through 2018.
(15)	Represents restricted stock units granted on July 1, 2014, which vest 100% on July 1, 2016.
(16)	Represents options granted on May 21, 2013, which vest ratably 25% per year on each anniversary of the grant date in 2014 through 2017.
(17)	Represents options granted on May 7, 2012, which vest ratably 25% per year on each anniversary of the grant date in 2013 through 2016.
(18)	Represents options granted on December 5, 2011, which vest ratably 25% per year on each anniversary of the grant date in 2012 through 2015.
(19)	Represents options granted on December 6, 2010, which vest 15% on each of the first four anniversaries of the grant date and as to the remaining 40% on the fifth anniversary of the grant date.
(20)	Represents restricted stock units granted on May 31, 2013, which vest ratably 33% per year on each anniversary of the grant date in 2014 through 2016.
(21)	Represents restricted stock units granted on May 31, 2013, which vest 100% on April 1, 2016.
(22)	Represents restricted stock units granted on May 7, 2012, which vest ratably 33% per year on each anniversary of the grant date in 2013 through 2015.
(23)	Represents restricted stock units granted on May 7, 2012, which vest 100% on April 1, 2015.
(24)	Represents restricted stock units granted on December 5, 2011, which vest 100% on April 1, 2015.

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2014 Option Exercises and Stock Vested

The following table sets forth certain information with respect to the exercise of stock options and the vesting of stock awards during the fiscal year ended December 31, 2014 for certain of our Named Executive Officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Brenton L. Saunders			15,096	3,592,357
William Meury	7,083	$1,274,373	7,405	1,970,100
(1)	Shares acquired on exercise or vesting are presented on a pre-tax basis.
(2)	Represents the closing market price of our ordinary shares on the date of vesting multiplied by the number of shares that have vested.

2014 Nonqualified Deferred Compensation

The following table sets forth the executive contributions, employer matching contributions, earnings, withdrawals/distributions and account balances, where applicable, for certain of our Named Executive Officers in the Executive Deferred Compensation Plan (the “Deferral Plan”), an unfunded, unsecured deferred compensation plan.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4)
Paul M. Bisaro	119,931	49,983	37,864		1,321,532
Maria Teresa Hilado	8,385	105			8,489
Robert A. Stewart	67,296	16,824	7,369		277,209
David A. Buchen	334,774	13,308	39,122	(117,349)	1,427,077
R. Todd Joyce	782,179	11,797	40,301	(450,231)	1,165,817
Sigurdur Olafsson	78,027	14,495	5,862		220,023
(1)	Executive contributions include salary contributions for 2014, if any, and amounts related to non-equity incentive plan compensation earned in 2013 but paid in 2014. Any contributions are also reported in the “Salary” column for 2014 or the “Non-Equity Incentive Plan Compensation” column for 2013 in the Summary Compensation Table on page 36. Included in the amounts above representing non-equity plan contributions earned in 2013 but paid in 2014 was $80,000 for Mr. Bisaro, $40,014 for Mr. Stewart, $151,800 for Mr. Buchen, $512,849 for Mr. Joyce and $60,143 for Mr. Olafsson.
(2)	This column represents company matching contributions to the Deferral Plan in 2014. All Registrant contributions are reported in the “All Other Compensation” column of the Summary Compensation Table on page 36.
(3)	This column represents deemed investment earnings at the guaranteed fixed interest rate for 2014 of 3.25%. No other investment alternatives for amounts deferred or credited are offered under the Deferral Plan.
(4)	This column reflects balances as of December 31, 2014 and includes deferred compensation earned in prior years, which was disclosed as either “Salary” or “Non-Equity Incentive Plan Awards” in the Summary Compensation Table of prior proxy statements.

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Pursuant to the Deferral Plan, eligible employees may defer from 1% to 80% of their salary and from 1% to 80% of their annual cash incentive award, if any. We match 50% of the first 2% an employee defers in accordance with this Plan. Vesting of the matched amount is based on an employee’s years of service with us. If an employee has been with us for less than one year, none of the matched amount is vested. Vesting thereafter occurs 33% per year, such that employees who have been with us for more than 3 years are 100% vested in the matched amount.

All contributions to our Deferral Plan have a guaranteed fixed interest rate of return. This guaranteed rate is adjusted annually based on the Prime interest rate published in the Wall Street Journal on the first business day of November. In 2014, the guaranteed interest rate was 3.25%.

Assets in the Deferral Plan are distributed either (i) at separation of service as a result of retirement, disability, termination or death; or (ii) on a designated date elected by the participant. The Deferral Plan requires participants to make an annual distribution election with respect to the money to be deferred in the next calendar year. If a participant so elects, deferrals made in one year may be distributed as soon as the next year following the deferral election. Participants may elect to receive a distribution as a lump-sum cash payment or in installment payments paid over 2 to 15 years, as the participant elects. Bonus deferrals are credited to a participant’s account the year following the year in which the bonus is earned. As a result, bonus deferrals may not be distributed until the year following the year in which the bonus is paid to a participant and credited to his or her account. Per regulatory requirements, participants may not accelerate distributions from the Deferral Plan.

Potential Payments Upon Termination or Change in Control

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

Each of Messrs. Saunders, Bisaro, Buchen, Meury and Joyce is a party to an employment agreement or arrangement with the Company or with Actavis, Inc. (or, in the case of Mr. Meury, with Forest Laboratories, Inc.) pursuant to which he is entitled to certain payments and benefits in the event of an involuntary termination without cause or his resignation for good reason, which may differ depending on whether the termination is in connection with a change in control. Each of Mr. Stewart and Ms. Hilado participate (and Mr. Olafsson participated through May 19, 2014) in our severance pay plan and in our change in control severance pay plan, pursuant to which he or she is (or, in Mr. Olafsson’s case, was) entitled to certain payments and benefits in the event of an involuntary termination without cause or his or her resignation for good reason, which may differ depending on whether the termination is in connection with a change in control. Our severance pay plan was amended effective July 1, 2014, and our change in control severance pay plan was amended effective January 1, 2015. For purposes of this disclosure, we have described the payments and benefits our applicable Named Executive Officers would be entitled to receive under the current terms of our severance pay plan and change in control severance pay plan. Following is a summary of the termination and change in control provisions applicable to each Named Executive Officer. Following such summary is a table estimating the values of the applicable payments and benefits, as well as the definitions of “change in control,” “cause,” and “good reason,” which differ slightly among the executives.

In addition to the payments and benefits described below, pursuant to the terms of our Restated Plan (as defined below), certain long-term incentive awards held by our Named Executive Officers will vest in full and, as applicable, become exercisable upon a “qualified termination” during the two year period following a change in control (each as defined in our Restated Plan).

Brenton L. Saunders

Pursuant to the terms of his employment agreement, Mr. Saunders is entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Saunders for good reason at any time between July 1, 2014 and July 1, 2017, provided that the benefits received shall not be less than the severance benefits Mr. Saunders would have received pursuant to his previous employment agreement if his employment had been terminated on July 1, 2014:

(1)	any accrued compensation obligations to Mr. Saunders through the termination date, including a pro-rated “highest annual bonus” (as defined in the employment agreement between Forest Laboratories, Inc. and Mr. Saunders);

(2)	a lump-sum cash payment equal to three times the sum of (i) Mr. Saunders’ then-current annual base salary and (ii) Mr. Saunders’ highest annual bonus;

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(3)	continued group health benefits (medical, dental and vision) for Mr. Saunders and his dependents for 36 months following termination (or longer, if so provided by the terms of the applicable plan, program, policy or practice); and

(4)	reasonable outplacement benefits until no later than the Company’s second taxable year following the taxable year in which Mr. Saunders terminates.

Mr. Saunders will be entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Saunders for good reason at any time after July 1, 2017 and until the end of the agreement term (December 31, 2019):

(1)	a lump-sum cash payment equal to two times the sum of (i) Mr. Saunders’ then-current annual base salary and (ii) Mr. Saunders’ target bonus amount; and

(2)	continued group health benefits (medical, dental and vision) for Mr. Saunders and his dependents for up to 24 months following termination.

In the event that Mr. Saunders’ employment terminates without cause or he resigns for good reason at any time after July 1, 2017 and until the end of the agreement term (December 31, 2019), and if the termination occurs within 90 days prior to or 12 months following a change in control (as defined in the employment agreement), he will be entitled to the same payments and benefits as in the non-change in control context (as described above), except that (i) the lump-sum cash payment will equal three times (instead of two times) the sum of Mr. Saunders’ then-current annual base salary and target bonus amount, and (ii) continued group health benefits will be provided for up to 36 months (instead of up to 24 months) following termination.

If the Company elects not to continue Mr. Saunders’ employment with the Company at the conclusion of the agreement term or any time thereafter on substantially the same terms in effect at the expiration of the employment agreement or on other mutually agreeable terms, then Mr. Saunders will be entitled to the same payments and benefits as in the non-change in control context (as described above), as well as any accrued compensation obligations to Mr. Saunders through his termination date, including a pro-rated bonus for the year of termination.

If, at the expiration of Mr. Saunders’ employment agreement, Mr. Saunders retires from the Company or does not agree to enter into a new employment agreement or an amendment to the existing agreement extending his employment for a period of at least three years on substantially the same terms as his existing agreement, Mr. Saunders will be entitled to any accrued compensation obligations through his termination date, including a pro-rated bonus for the year of termination.

Paul M. Bisaro

On November 12, 2012, Mr. Bisaro entered into an amended and restated employment agreement with Watson Pharmaceuticals, Inc. (the “Prior Employment Agreement”). In connection with Mr. Bisaro’s appointment as Executive Chairman, Mr. Bisaro entered into an employment agreement with Actavis, Inc. (the “New Employment Agreement”) which superseded his Prior Employment Agreement. Accordingly, the Prior Employment Agreement governed the terms and conditions of Mr. Bisaro’s employment from January 1, 2014 through June 30, 2014, and the New Employment Agreement governed the terms and conditions of Mr. Bisaro’s employment from July 1, 2014 through December 31, 2014.

Under the terms of Mr. Bisaro’s Prior Employment Agreement, Mr. Bisaro was entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Bisaro for good reason:

(1)	a lump sum cash payment equal to two times the sum of (i) Mr. Bisaro’s then-current annual base salary and (ii) Mr. Bisaro’s target annual bonus for the year of termination; and

(2)	continued group health benefits (medical, dental and vision) for Mr. Bisaro and his dependents for up to 36 months.

In addition, under his Prior Employment Agreement, in the event that Mr. Bisaro’s employment terminated without cause or he resigned for good reason within 90 days prior to or 12 months following a change in control (as defined in the employment agreement), he would be entitled to the same payments and benefits as in the non-change in control context (as described above), except that (i) the lump-sum cash payment would equal three times (instead of two times) the sum of Mr. Bisaro’s then-current annual base salary and target bonus amount, and (ii) all unvested equity awards held by Mr. Bisaro at the time of his termination would become immediately vested and exercisable.

Mr. Bisaro was entitled to the same severance benefits if the Company elected not to renew the agreement at the end of his term of employment. He was also entitled to a prorated bonus based on actual company performance at the end of his employment agreement term in such case, or if, at the end of the term, he retired from the Company or did not agree to enter into a new employment agreement or amendment to the existing agreement extending his employment for a period of at least three years on substantially the same terms as his existing agreement. Finally, he was entitled to a prorated target bonus in the event of his death or disability.

In addition, Mr. Bisaro’s Prior Employment Agreement provided that Mr. Bisaro would be entitled to continued or accelerated vesting of his outstanding equity awards in certain circumstances upon his separation from employment with the Company outside of the change in control context. Specifically, if Mr. Bisaro retired from his employment at the end of the agreement term, or the Company did not renew the agreement at the end of the agreement term, or Mr. Bisaro was terminated without cause or resigned for good reason at any time after the 54-month anniversary of the agreement, or was terminated for disability, he would be entitled to continued vesting of his unvested equity awards. Additionally, in the event Mr. Bisaro’s employment was terminated as a result of his death, his estate would be entitled to accelerated vesting of all of his then-unvested equity awards.

Under the terms of Mr. Bisaro’s New Employment Agreement, which became effective on July 1, 2014, Mr. Bisaro will be entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Bisaro for good reason:

(1)	a lump-sum cash payment equal to two times the sum of (i) Mr. Bisaro’s then-current annual base salary and (ii) Mr. Bisaro’s target bonus amount;

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(2)	a prorated annual bonus for the year of termination; and

(3)	continued group health benefits (medical, dental and vision) for Mr. Bisaro and his dependents for up to 24 months following termination.

In addition, under his New Employment Agreement, in the event that Mr. Bisaro’s employment terminates without cause or he resigns for good reason within 90 days prior to or 12 months following a change in control (as defined in the employment agreement), he will be entitled to the same payments and benefits as in the non-change in control context (as described above), except that (i) the lump-sum cash payment will equal three times (instead of two times) the sum of Mr. Bisaro’s then-current annual base salary and target bonus amount, and (ii) continued group health benefits will be provided for up to 36 months (instead of up to 24 months) following termination.

If the Company elects not to continue Mr. Bisaro’s employment with the Company at the conclusion of the agreement term or any time thereafter on substantially the same terms in effect at the expiration of the New Employment Agreement or on other mutually agreeable terms, then Mr. Bisaro will be entitled to the same payments and benefits as in the non-change of control context (as described above), as well as any accrued compensation obligations to Mr. Bisaro through his termination date, including a pro-rated bonus for the year of termination.

If, at the expiration of the New Employment Agreement, Mr. Bisaro retires from the Company or does not agree to enter into a new employment agreement or amendment to the New Employment Agreement extending his employment for a period of at least three years on substantially the same terms as the New Employment Agreement, Mr. Bisaro will be entitled to any accrued compensation obligations through his termination date, including a pro-rated bonus for the year of termination.

Maria Teresa Hilado

Ms. Hilado participates in our severance pay plan and in our change in control severance pay plan. Under the terms of our severance pay plan, Ms. Hilado is entitled to the following payments and benefits in the event of a termination by us without cause or by Ms. Hilado for good reason:

(1)	continued payment of Ms. Hilado’s then-current annual base salary for two years following termination;

(2)	continued group health benefits (medical, dental and vision) for Ms. Hilado and her dependents for up to 24 months following termination;

(3)	career transition assistance for up to 24 months following termination; and

(4)	immediate payment of any unpaid portion of her cash sign-on bonus.

Under our change in control severance pay plan, in the event Ms. Hilado is terminated by us without cause or resigns for good reason within 24 months following a change in control, she will be entitled to the payments and benefits described in (1), (2), (3) and (4) above, plus an amount equal to two times Ms. Hilado’s target bonus for the year of termination, or, if greater, for the year preceding the change of control. Additionally, the cash payment will be paid in a single lump sum (rather than in installments).

Robert A. Stewart

Mr. Stewart participates in our severance pay plan and in our change in control severance pay plan. Under the terms of our severance pay plan, Mr. Stewart is entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Stewart for good reason:

(1)	continued payment of Mr. Stewart’s then-current annual base salary for two years following termination;

(2)	continued group health benefits (medical, dental and vision) for Mr. Stewart and his dependents for up to 24 months following termination;

(3)	career transition assistance for up to 24 months following termination; and

(4)	continued vesting and payment of Mr. Stewart’s then-outstanding equity awards that were granted prior to July 1, 2014 for two years following termination.

Under our change in control severance pay plan, in the event Mr. Stewart is terminated by us without cause or resigns for good reason within 24 months following a change in control, he will be entitled to the payments and benefits described in (1), (2) and (3) above, plus an amount equal to two times Mr. Stewart’s target bonus for the year of termination, or, if greater, for the year preceding the change of control. Additionally, the cash payment will be paid in a single lump sum (rather than in installments).

David A. Buchen

On February 28, 2000, Mr. Buchen entered into a Key Employee Agreement with Watson Pharmaceuticals, Inc., which was subsequently amended on December 31, 2008 (the “Buchen Employment Agreement”). On May 19, 2014, in connection with management changes following the Forest Merger, Mr. Buchen entered into a retention letter with the Company (the “Buchen Retention Letter”) which superseded the Buchen Employment Agreement. Accordingly, the Buchen Employment Agreement governed the terms and conditions of Mr. Buchen’s employment from January 1, 2014 through May 19, 2014, and the Buchen Retention Letter governed the terms and conditions of Mr. Buchen’s employment from May 19, 2014 through December 31, 2014.

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Pursuant to the terms of the Buchen Employment Agreement, Mr. Buchen was entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Buchen for good reason:

(1)	a lump sum cash payment payable within 30 days of termination equal to two times the sum of (i) Mr. Buchen’s then-current annual base salary and (ii) the greater of Mr. Buchen’s target annual bonus for the year of termination or the amount of the bonus paid to Mr. Buchen in the year preceding his termination;

(2)	a prorated target annual bonus for the year of termination;

(3)	continued group health benefits (medical, dental and vision) for Mr. Buchen and his dependents for up to 24 months following termination;

(4)	outplacement services for one year with a nationally recognized service selected by us; and

(5)	if the termination occurred within 90 days prior to or two years following a change in control, acceleration of all equity awards.

Pursuant to the terms of the Buchen Retention Letter, Mr. Buchen would receive the following benefits in the event his employment with the Company was terminated (a) by the Company without “cause” (as defined in the Buchen Retention Letter) or (b) by Mr. Buchen in the event he was not serving as the Company’s General Counsel as of January 1, 2015:

(1)	a lump sum payment equal to two times the sum of (i) his then-current annual base salary, and (ii) his annual cash incentive bonus (calculated based on the higher of the target bonus or the highest bonus Mr. Buchen received in the two years prior to his termination, whichever is greater);

(2)	a prorated target annual bonus for the year of termination;

(3)	payment of the retention bonus amounts granted to Mr. Buchen in November 2014, as if Mr. Buchen had been terminated without “cause” (as defined under the terms of his November 2013 retention award agreement);

(4)	continued group health benefits (medical, dental and vision) for Mr. Buchen and his dependents for up to 24 months following termination; and

(5)	outplacement services for one year with a nationally recognized service selected by us.

In late 2014, the Company announced that Mr. Buchen would not be continuing in his role as Executive Vice President, North American Generics and International, following the closing of the acquisition of Allergan, Inc., and would be departing the Company on or about May 1, 2015. As a result, Mr. Buchen will become entitled to the benefits and payments described in the Buchen Retention Agreement, consisting of (i) two times Mr. Buchen’s pre-July 1, 2014 base salary (or $1,207,500), (ii) two times the bonus paid to Mr. Buchen for the 2014 performance year (or $1,552,500), and (iii) a pro-rated 2015 target bonus (or $116,575).

In addition, the portion of Mr. Buchen’s outstanding time-vested restricted stock units granted on May 8, 2014 and July 1, 2014 that would have vested during the 24-month period following Mr. Buchen’s resignation will be paid and delivered in accordance with the schedule provided for under the applicable award agreement and equity award plan, without regard to Mr. Buchen’s continued employment. Mr. Buchen will also remain eligible to vest in his outstanding unvested performance-based restricted stock units granted on May 8, 2014, over a similar 24-month period (with the shares earned to be based on actual Company performance during such extended vesting period and delivered in accordance with the schedule provided for under the applicable award agreement and equity award plan). Lastly, Mr. Buchen will be entitled to receive an amount equal to 50% of his target Merger Success Award, or $2.5 million. The receipt of the foregoing severance benefits is subject to Mr. Buchen’s execution and non-revocation of a release of claims in favor of the Company.

William Meury

Pursuant to the terms of his employment agreement, Mr. Meury is entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Meury for good reason (whether or not such termination occurs in connection with a change in control):

(1)	any accrued compensation obligations to Mr. Meury through the termination date, including a pro-rated “highest annual bonus” (as defined in the employment agreement between Forest Laboratories, Inc. and Mr. Meury);

(2)	a lump sum payment equal to three times the sum of (i) Mr. Meury’s then-current annual base salary and (ii) Mr. Meury’s highest annual bonus;

(3)	continued group health benefits (medical, dental and vision) for Mr. Meury and his dependents for 36 months following termination (or longer, if so provided by the terms of the applicable plan, program, policy or practice); and

(4)	reasonable outplacement benefits until no later than the Company’s second taxable year following the taxable year in which Mr. Meury terminates.

R. Todd Joyce

Pursuant to the terms of his employment agreement, Mr. Joyce is entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Joyce for good reason:

(1)	a lump-sum cash payment payable within 30 days of termination equal to two times the sum of (i) Mr. Joyce’s then-current annual base salary and (ii) the greater of Mr. Joyce’s target annual bonus for the year of termination or the amount of the bonus paid to Mr. Joyce in the year preceding his termination;

(2)	a prorated annual bonus for the year of termination, in the Company’s discretion;

(3)	continued group health benefits (medical, dental and vision) for Mr. Joyce and his dependents for up to 18 months;

(4)	outplacement services for one year with a nationally recognized service selected by us; and

(5)	if the termination occurs within 90 days prior to or two years following a change in control, acceleration of equity awards.

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On December 8, 2014, Mr. Joyce resigned as the Company’s Chief Financial Officer, but remained with the Company through early 2015 to support the transition of his duties. In connection with his resignation, Mr. Joyce became entitled to the benefits and payments described in his employment agreement, consisting of (i) two times Mr. Joyce’s then-current annual base salary (or $1,154,358), (ii) two times the bonus paid to Mr. Joyce in 2013 (or $1,282,122), and (iii) a pro-rated 2015 target bonus (or $16,466).

In addition, the portion of Mr. Joyce’s outstanding time-vested restricted stock units granted on May 8, 2014 that would have vested during the 24-month period following Mr. Joyce’s resignation will be paid and delivered in accordance with the schedule provided for under the applicable award agreement and equity award plan, without regard to Mr. Joyce’s continued employment. Mr. Joyce will also remain eligible to vest in his outstanding unvested performance-based restricted stock units granted on May 8, 2014, over a similar 24-month period (with the shares earned to be based on actual Company performance during such extended vesting period and delivered in accordance with the schedule provided for under the applicable award agreement and equity award plan). The receipt of the foregoing severance benefits was subject to Mr. Joyce’s execution and non-revocation of a release of claims in favor of the Company.

Sigurdur Olafsson

Prior to May 19, 2014, Mr. Olafsson participated in our severance pay plan and in our change in control severance pay plan. On May 19, 2014, in connection with management changes following the Forest Merger, the Company entered into a retention letter with Mr. Olafsson (the “Olafsson Retention Letter”). Accordingly, our severance pay plan and change in control severance pay plan governed the terms and conditions of Mr. Olafsson’s employment from January 1, 2014 through May 18, 2014, and the Olafsson Retention Letter governed the terms and conditions of Mr. Olafsson’s employment from May 19, 2014 through June 30, 2014.

Under the terms of our severance pay plan, Mr. Olafsson was entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Olafsson for good reason:

(1)	continued payment of Mr. Olafsson’s then-current annual base salary for two years following termination; and

(2)	continued group health benefits (medical, dental and vision) for Mr. Olafsson and his dependents for up to 24 months following termination; and

(3)	career transition assistance for up to 24 months following termination.

Under our change in control severance pay plan, in the event that Mr. Olafsson’s employment was terminated by the Company due to a lay-off or he resigned due to a relocation of his principal place of employment by more than 50 miles or a material reduction in his base pay, in any case, within 12 months following a change of control (as defined in the change of control severance pay plan), he would be entitled to the same payments and benefits as in the non-change in control context (as described above), except that the cash payment would be paid in a single lump sum (rather than in installments).

Pursuant to the terms of the Olafsson Retention Letter, Mr. Olafsson would receive the following benefits in the event his employment with the Company was terminated during calendar year 2014 (a) by the Company without “cause” (as defined in the Olafsson Retention Letter) or (b) by Mr. Olafsson after the earlier of the closing of the Forest Merger and July 1, 2014:

(1)	a lump sum payment equal to two times the sum of (i) his then-current annual base salary, and (ii) his annual cash incentive bonus (calculated based on the higher of the target bonus or the highest bonus Mr. Olafsson received in the two years prior to his termination, whichever is greater);

(2)	the full amount of the retention bonus amounts granted to Mr. Olafsson in November 2013, as if Mr. Olafsson had been terminated without cause (as defined under the terms of his November 2013 retention award agreement); and

(3)	continued health and welfare benefits under the Company’s plans at the employee rate for Mr. Olafsson and his eligible dependents for up to 24 months following his termination date.

Any amounts payable to Mr. Olafsson pursuant to the Olafsson Retention Letter would be reduced, dollar for dollar, by any cash severance benefits to which Mr. Olafsson would otherwise be entitled pursuant to any severance plan of, or any offer letter or employment agreement he has with, the Company.

On June 30, 2014, Mr. Olafsson resigned as President – Actavis Pharma. Pursuant to the terms of a separation agreement entered into between Mr. Olafsson and Actavis, Inc., in connection with his resignation, Mr. Olafsson became entitled to a pro-rated bonus for 2014 (in an amount equal to $334,726.03) and the benefits and payments described in the Olafsson Retention Letter, consisting of (i) two times Mr. Olafsson’s then-current annual base salary (or $1,500,000), (ii) an accelerated retention award payout in the amount of $4 million, and (iii) two times Mr. Olafsson’s highest bonus received in the two years prior to his termination (or $2,004,752).

Excise Tax

Pursuant to his employment agreement, which has not been amended since 2009, Mr. Joyce was entitled to receive a tax gross-up payment to compensate him for any excise taxes payable under Sections 280G of and 4999 of the Internal Revenue Code with respect to the payments and benefits received by the applicable executive in connection with a change in control.

Pursuant to their respective employment agreements (in the case of Messrs. Saunders, Bisaro, Buchen and Meury) or our change in control severance plan (in the case of Ms. Hilado or Mr. Stewart), to the extent that any payment or benefit received by the Named Executive Officer in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the applicable executive than receiving the full amount of such payments.

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Conditions to Payment

In order to receive their severance benefits, the Named Executive Officers, other than Mr. Meury, are required to execute a release of claims against the Company.

In addition, in order to receive their severance benefits, each of Messrs. Saunders and Bisaro are required to comply with certain restrictive covenants included in their employment agreements, consisting of (i) limitations on soliciting or interfering with the Company’s employees, customers, suppliers, licensees, or other business associates for a one-year period following the executive’s termination of employment; (ii) restrictions on competing with Actavis for a one-year period following termination; and (iii) non-disparagement and cooperation covenants effective for twenty-four months following termination. In the event that Mr. Saunders or Mr. Bisaro incurs a termination of employment that does not entitle him to severance, the Company may elect to pay the executive a lump sum cash amount equal to his then-current base salary and target bonus in exchange for the applicable executive’s agreement to comply with the non-competition restrictions described above.

In order to receive their respective severance benefits, Mr. Joyce must comply with a one-year non-solicitation covenant that requires him not to solicit any of our employees or independent contractors, and Mr. Meury must comply with a one-year noncompetition covenant.

The Named Executive Officers’ incentive payments are subject to potential recoupment in the event of certain restatements of our financial results, as described above under “Compensation Discussion and Analysis”.

ESTIMATED TERMINATION PAYMENTS

In accordance with the requirements of the rules of the SEC, the table below indicates the amount of compensation payable by us to each Named Executive Officer upon certain types of termination of employment. The amounts assume that such termination was effective as of December 31, 2014 and thus include amounts earned through such date and are only estimates of the amounts that would actually be paid to such executives upon their termination. The severance benefits that Mr. Olafsson became entitled to receive upon his resignation on June 30, 2014 are described above (rather than included in the table below).

The table does not include certain amounts that the Named Executive Officers are entitled to receive under certain plans or arrangements that do not discriminate in scope, terms or operation in favor of our Named Executive Officers and that are generally available to all salaried employees, such as payment of accrued vacation. The table also does not include the accrued and vested accounts of the executives under our Deferral Plan. These amounts are generally distributed to our executives upon a termination of employment, regardless of the reason, in accordance with his or her election under the applicable plan. The accrued and vested amounts under the Deferral Plan are set forth in the table under “2014 Nonqualified Deferred Compensation” on page 42.

Trigger	Cash Severance(1)	Health & Welfare Benefits(2)	Outplacement(3)	Restricted Stock(4)	Performance Shares(5)	Stock Options(6)	Merger Success Award(7)	Retention/ Sign-on Bonus(8)	Excise Tax Gross-up	Total
Brenton L. Saunders
Good Reason or Without Cause	10,839,432	103,930	12,900	20,917,907	2,696,392	28,732,656	—	—	N/A	63,303,218
Qualifying Termination in Event of Change in Control	10,839,432	103,930	12,900	20,917,907	20,048,590	32,229,046	22,500,000	—	N/A	106,651,806
Paul M. Bisaro
Good Reason or Without Cause	3,600,000	62,358	—	—	2,010,459	—	—	5,000,000	N/A	10,672,817
Qualifying Termination in Event of Change in Control	5,400,000	108,287	—	2,612,712	21,087,930	2,606,949	15,750,000	5,000,000	N/A	52,565,877
Maria Teresa Hilado
Good Reason or Without Cause	1,090,000	62,358	12,900	—	51,814	—	—	3,000,000	N/A	4,217,072
Qualifying Termination in Event of Change in Control	2,180,000	62,358	12,900	2,907,703	2,821,172	—	7,500,000	3,000,000	N/A	18,484,133

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Trigger	Cash Severance(1)	Health & Welfare Benefits(2)	Outplacement(3)	Restricted Stock(4)	Performance Shares(5)	Stock Options(6)	Merger Success Award(7)	Retention/ Sign-on Bonus(8)	Excise Tax Gross-up	Total
Robert A. Stewart
Good Reason or Without Cause	1,430,000	62,358	12,900	435,409	2,121,017	—	—	3,000,000	N/A	7,061,684
Qualifying Termination in Event of Change in Control	3,430,700	62,358	12,900	870,818	6,970,903	858,771	7,500,000	3,000,000	N/A	22,706,450
David A. Buchen
Good Reason or Without Cause	2,668,000	42,352	6,450	—	1,329,855	—	—	1,000,000	N/A	5,046,657
Qualifying Termination in Event of Change in Control	2,668,000	42,352	6,450	2,781,572	6,011,576	736,089	7,500,000	1,000,000	N/A	20,746,039
William Meury
Good Reason or Without Cause	3,303,498	$103,930	12,900	6,956,750	496,712	7,535,977	—	—	N/A	18,409,767
Qualifying Termination in Event of Change in Control	3,303,498	$103,930	12,900	6,956,750	3,693,221	8,180,055	7,500,000	—	N/A	29,750,354
R. Todd Joyce
Good Reason or Without Cause	2,382,122	41,572	6,450	326,525	1,531,570	—	—	1,000,000	N/A	5,288,238
Qualifying Termination in Event of Change in Control	2,382,122	41,572	6,450	653,049	4,788,214	567,402	7,500,000	1,000,000	—	16,938,809
(1)	See the above narrative disclosure for a description of the cash severance benefits payable to the Named Executive Officers.
(2)	See the above narrative disclosure for a description of the health and welfare benefits payable to the Named Executive Officers.
(3)	See the above narrative disclosure for a description of the outplacement services provided to the Named Executive Officers.
(4)	In the event of termination without a change in control, for Messrs. Stewart, Buchen and Joyce and Ms. Hilado, represents a portion of restricted stock awards which may continue to vest following termination; for Messrs. Saunders and Meury, represents restricted shares granted prior to the Forest Merger, subject to full acceleration upon the termination date. For all Named Executive Officers, all restricted shares will accelerate upon termination in connection with a chance in control.
(5)	In the event of termination without a change in control, for all Named Executive Officers, represents the pro-rated value of the Performance Share Units granted in July 1, 2014 based on target performance (upon an actual termination without a change in control, payout is based an actual performance at the conclusion of the performance period); for Messrs. Stewart, Buchen and Joyce, also includes a portion of performance share awards which may continue to vest following termination. For all Named Executive Officers, in the event of termination in connection with a change in control, represents the value of the Performance Share Units based on performance to date (upon an actual termination following a change in control, employees are entitled to the greater of (a) the pro-rated award at target or (b) award based on performance to date); for Messrs. Stewart, Buchen and Joyce, also includes additional performance share awards at target.
(6)	In the event of termination without a change in control, for Messrs. Saunders and Meury, represents stock option grants prior to the Forest Merger, subject to full acceleration upon the termination date. For all Named Executive Officers, all stock options will accelerate upon termination in connection with a change in control.
(7)	For all Named Executive Officers, represents the Merger Success Award value at an estimated performance level to date of 150% of target.
(8)	For Messrs. Bisaro, Stewart, Buchen and Joyce, represents the vesting of cash retention bonus awards granted in connection with the Warner Chilcott acquisition in 2013. For Ms. Hilado, represents her outstanding cash sign-on award.

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CERTAIN DEFINITIONS

Change in Control

Pursuant to the terms of Mr. Saunders’ employment agreement and Mr. Bisaro’s New Employment Agreement, and under the terms or our severance pay plan and change of control severance pay plan (in which Ms. Hilado and Mr. Stewart participate and Mr. Olafsson participated through May 19, 2014), a “change in control” generally means (i) the acquisition by an individual, entity or group of more than 50% of the total fair market value of our ordinary shares or the combined voting power of our voting securities, or during any 12-month period, of 50% or more of our outstanding voting securities; (ii) the replacement of the majority of our incumbent directors by individuals not approved by a majority of our incumbent Board; or (iii) the consummation of a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, unless (a) owners of our ordinary shares and voting securities immediately prior to such transaction own more than 50% of the common shares and combined voting power of the resulting corporation, (b) no person owns more than 50% of the combined voting power of the resulting corporation unless that ownership existed prior to the transaction, and (c) a majority of our Board members following the transaction were members of our incumbent Board.

Pursuant to the terms of Mr. Bisaro’s Prior Employment Agreement, Mr. Joyce’s employment agreement and the Buchen Employment Agreement, a “change in control” generally means (i) a sale of assets representing 50% or more of our net book value and fair market value; (ii) our liquidation or dissolution; (iii) a merger, consolidation or other transaction involving us after the completion of which our shareholders before the transaction represent less than 50% of the voting power of our shareholders following the transaction; (iv) the acquisition by a person or group of more than 50% of the combined voting power of the Company; or (v) the replacement of the majority of our incumbent directors by individuals not approved by a majority of our incumbent Board.

Pursuant to the terms of Mr. Meury’s employment agreement, a “change in control” generally means (i) the acquisition by an individual, entity or group of more than 50% of the total fair market value of our common stock or the combined voting power of our voting securities, or during any 12-month period, of 30% or more of our outstanding voting securities; (ii) the replacement of the majority of our incumbent directors by individuals not approved by a majority of our incumbent Board; or (iii) consummation of a reorganization, merger, consolidation or sale of all or substantially all of our assets, unless (a) owners of our ordinary shares and voting securities immediately prior to such transaction own more than 50% of the common stock and combined voting power of the resulting corporation, (b) no person owns more than 30% of the combined voting power of the resulting corporation unless that ownership existed prior to the transaction, and (c) a majority of our Board members following the transaction were members of our incumbent Board.

Good Reason

Pursuant to the terms of Mr. Saunders’ employment agreement and Mr. Bisaro’s New Employment Agreement, a termination for “good reason” means that the executive has terminated his employment with us due to (i) a material diminution in his base salary; (ii) the assignment to him of duties that are materially inconsistent with his position, duties, or responsibilities; (iii) any change in the geographic location at which he performs his services to the Company outside of a 75 mile radius of the city limits of Parsippany, New Jersey; or (iv) any other material breach of his employment agreement.

Pursuant to the terms of Mr. Bisaro’s Prior Employment Agreement, a termination for “good reason” means that the executive has terminated his employment with us because (i) we failed to re-elect him to, or removed him from, the position of President and Chief Executive Officer; (ii) of a material diminution of his duties, and responsibilities, taken as a whole; (iii) we failed to appoint or re-nominate him as a member of our Board; (iv) the assignment to him of duties that are materially inconsistent with, or materially impair his ability to perform, the duties customarily assigned to a President and Chief Executive Officer of a corporation of the size and nature of ours; (v) we changed our reporting structures such that he reports to someone other than the Board; (vi) we materially breached our obligations under his employment agreement; (vii) we failed to obtain an assumption of his employment agreement by any successor or assignee; or (viii) we cause him to commit fraud or expose him to criminal liability.

Pursuant to the terms of our severance pay plan (in which Ms. Hilado and Mr. Stewart participate and Mr. Olafsson participated through May 19, 2014), a termination for “good reason” means that the executive has terminated his employment with us because the Company decided to relocate his or her principal work site such that his or her one-way commuting distance increases by more than 50 miles.

Pursuant to the terms of our change in control severance pay plan (in which Ms. Hilado and Mr. Stewart participate and Mr. Olafsson participated through May 19, 2014), a termination for “good reason” means that the executive has terminated his or her employment with us because (i) his or her base pay was reduced by 10% or more; (ii) the Company decided to relocate his or her principal work site such that his or her one-way commuting distance increases by more than 50 miles; or (iii) he or she was assigned duties inconsistent in any material respect with his or her authority, duties, or responsibilities as in effect immediately prior to the change in control.

Pursuant to the terms of the Buchen Employment Agreement, a termination for “good reason” generally means that Mr. Buchen has terminated his employment with us because of (i) a material reduction of his then existing annual base salary, except to the extent the annual base salary of all other executive officers at levels similar to Mr. Buchen is similarly reduced (provided such reduction does not exceed 15% of Mr. Buchen’s then existing base salary); (ii) a material reduction in his package of benefits and

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incentives, taken as a whole or any action by the Company which would materially and adversely affect Mr. Buchen’s participation or reduce his benefits under any such plans, except to the extent that such benefits and incentives of all other executive officers are similarly reduced; (iii) a material diminution of Mr. Buchen’s duties, responsibilities, authority, reporting structure; (iv) a requirement that he relocate such that the distance of his one-way commute is increased by more than 35 miles; (v) we materially breached our obligations under his employment agreement; or (vi) we failed to obtain the assumption of his employment agreement by any successor or assign.

Pursuant to the terms of Mr. Meury’s employment agreement, a termination for “good reason” means that Mr. Meury has terminated his employment with us due to (i) any action by the Company, including the assignment to Mr. Meury of any duties inconsistent in any material respect with his position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, which results in a material diminution in his position, authority, duties or responsibilities; (ii) any material failure by the Company to comply with certain sections Mr. Meury’s employment agreement; or (iii) any material change in the geographic location at which Mr. Meury must perform services to the Company.

Pursuant to the terms of Mr. Joyce’s employment agreement, a termination for “good reason” means that he has terminated his employment with us because (i) after a change in control, there is (a) a material reduction of his then existing annual base salary, except to the extent the annual base salary of all other executive officers at levels similar to Mr. Joyce is similarly reduced (provided such reduction does not exceed 15% of Mr. Joyce’s then existing base salary), (b) a material reduction in his package of benefits and incentives, taken as a whole, except to the extent that such benefits and incentives of all other executive officers at levels similar to Mr. Joyce are similarly reduced, (c) a material diminution of his duties and responsibilities, taken as a whole, or (d) a requirement that he relocate such that the distance of his one-way commute is increased by more than 35 miles; (ii) we materially breached our obligations under his employment agreement; or (iii) we failed to obtain the assumption of his employment agreement by any successor or assign.

Cause

Pursuant to the terms of Mr. Saunders’ employment agreement and Mr. Bisaro’s New Employment Agreement, a termination for “cause” means that we have terminated Mr. Saunders or Bisaro because of (i) his refusal to perform or substantially perform his duties with the Company, other than due to periods of illness, injury or incapacity, or to follow the lawful instructions of the Board; (ii) his illegal conduct or gross misconduct; (iii) a material breach of his obligations under the employment agreement; (iv) a conviction of, or entry of a plea of guilty or nolo contendere with respect to, a felony or a crime involving moral turpitude; (v) a prohibition or restriction from performing any material portion of his duties by applicable law; or (vi) a willful breach of the material policies of the Company to which he is subject and which have been previously made available to him.

Pursuant to the terms of Mr. Bisaro’s Prior Employment Agreement, the Olafsson Retention Letter and the Buchen Retention Letter, a termination for “cause” means that we have terminated Mr. Bisaro, Mr. Olafsson or Mr. Buchen because of (i) his fraud, misrepresentation embezzlement or other act of material misconduct against us; (ii) his gross neglect, willful malfeasance or gross misconduct in connection with this employment; (iii) his conviction or plea of guilty or nolo contendere to a felony that negatively impacts us economically or our reputation, as reasonably determined by the Board; (iv) his willful and knowing violations of any rules or regulations of any governmental or regulatory body material to our business; (v) his failure to cooperate, if requested by the Board, with any internal or external investigation or inquiry into our business practices; or (vi) his substantial and willful failure to render services in accordance with the terms of his employment agreement.

Pursuant to the terms of our severance pay plan and change in control severance pay plan (in which Ms. Hilado and Mr. Stewart participate and Mr. Olafsson participated through May 19, 2014), a termination for “cause” means that we have terminated the executive because of (i) the executive’s unsatisfactory performance or misconduct (including, but not limited to, conviction of any felony or a material violation of a Company policy); or (ii) the executive’s material breach of his or her duties to us, which he or she fails to correct within thirty (30) days after he or she is given written notice by his or her immediate supervisor, designated Company officer, or one of their designees.

Pursuant to the terms of Mr. Joyce’s employment agreement, a termination for “cause” means that we have terminated Mr. Joyce because of (i) his conviction of any felony; (ii) his gross misconduct, material violation of Company policy, or material breach of his duties to the Company, which he fails to correct within thirty (30) days after he is given written notice by the CEO; or (iii) his failure to relocate his principal residence by August 1, 2010 to a location in reasonable day-to-day proximity to the Company’s commercial headquarters located in New Jersey.

Pursuant to the terms of Mr. Meury’s employment agreement, a termination for “cause” means that we have terminated Mr. Meury because of (i) his willful and continuous failure to performance substantially his duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to him by the Board or the Chief Executive Officer which specifically identifies the manner in which the Board or Chief Executive Officer believes that he has not substantially performed his duties; or (ii) his willful engaging in illegal misconduct or gross misconduct which is materially and demonstrably injurious to the Company.

Pursuant to the terms of the Buchen Employment Agreement, a termination for “cause” means that we have terminated Mr. Buchen because of (i) his conviction for any felony; or (ii) his gross misconduct, material violation of our policies, or material breach of his duties to us, which he fails to correct within thirty (30) days after he is given written notice by our Chief Executive Officer or another designated officer.

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DIRECTOR COMPENSATION

Following the closing of our merger with Warner Chilcott, the Company assumed the Actavis, Inc. compensation program for its directors, with certain changes. Pursuant to this program, all members of the Board of Directors who were not full-time employees of the Company received an annual fee equal to $65,000 and a grant of restricted shares valued at $225,031 (with the exception of Ms. Basgoz and Messrs. Coughlin and Michal, as described below) on the date of such grant for 2014. In addition, in 2014, non-employee directors were paid $4,000 for each Board meeting personally attended and $1,000 for each meeting attended telephonically. Directors were also paid $1,500 for each Committee meeting personally attended and $1,000 for each Committee meeting attended telephonically. Our lead independent director also received an additional annual fee of $50,000. Andrew L. Turner served as our lead independent director until May 2014, after which Catherine M. Klema began serving as our lead independent director. As compensation for serving as committee chairmen, (i) the Chairman of the Audit and Compliance Committee received an additional annual fee of $20,000, (ii) the Chairman of the Compensation Committee received an additional annual fee of $15,000, and (iii) the Chairmen of each of the Nominating and Corporate Governance Committee and Quality and Operations Committee received an additional annual fee of $12,500.

All directors were reimbursed for expenses incurred in connection with attending Board and Committee meetings. In addition, as expense reimbursements are subject to payment of Irish tax under an interpretation by the Irish Revenue authorities, the Company provides a gross-up in connection with expense reimbursements to the non-employee directors in order to avoid any adverse economic effects of this Irish income inclusion. In addition, non-employee directors were eligible to receive a tax equalization payment to avoid the impact of double taxation.

Messrs. Saunders, Bisaro and Olafsson, who were also employed by us during 2014, did not receive additional compensation for their service as directors during 2014.

As noted above, in order to better align the interests of our Board with those of our shareholders in a fair and reasonable manner, as well as to implement what we believe is a corporate governance “best practice,” we adopted share ownership guidelines for our senior executives and directors in 2012. Our ownership guidelines require our directors to hold shares in the Company in an amount at least equal in value to four times their annual base director’s fee. Under our guidelines, restricted shares, as well as vested shares owned by a director, are included in the calculation. Each of our directors is currently in compliance with the Company’s share ownership guidelines.

The following table sets forth the annual compensation paid by the Company to each person who served as a non-employee director during 2014:

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Share Awards ($)(2)	Equalization Payments and Tax Gross-up on Expense Reimbursement ($)(3)	Total ($)
Nesli Basgoz	26,750	168,788	15,545	211,083
James H. Bloem	106,392	225,031	71,288	402,711
Christopher W. Bodine	73,446	225,031	48,267	346,744
Christopher J. Coughlin	28,250	168,788	14,290	211,328
Tamar D. Howson(4)	106,892	225,031	61,741	393,664
John A. King(4)	98,392	225,031	38,955	362,378
Catherine M. Klema	83,321	225,031	62,796	371,148
Jiri Michal(4)	110,303	362,375	43,396	516,074
Jack Michelson(5)	26,000	—	17,863	43,863
Patrick J. O’Sullivan	106,929	225,031	1,606	333,029
Ronald R. Taylor	77,929	225,031	68,041	371,001
Andrew L. Turner(4)	63,036	225,031	87,277	375,344
Fred G. Weiss	78,393	225,031	77,167	380,591
(1)	Includes annual cash retainer fees, meeting fees and chairperson fees, if applicable.
(2)	Consists of the annual grant of restricted shares to non-employee directors, equal to 1,142 shares of restricted stock with a per share fair value of $197.05 granted on May 8, 2014, with the exception of (i) Ms. Basgoz and Mr. Coughlin, who each received 694 shares of restricted stock with a per share fair value of $243.21 on October 30, 2014 in connection with their appointment to the Board following the closing of the Forest transaction and (ii) Mr. Jiri Michal, who received 1,839 shares of restricted stock with a per share fair value of $197.05 on May 8, 2014, which included an additional prorated amount in connection with Mr. Michal’s service on the Board from October 1, 2013 through May 9, 2014, for which he did not receive an earlier grant.
(3)	Includes tax gross-ups on business expense reimbursements associated with non-employee director travel to Board meetings in Ireland, which are subject to payment of Irish tax under an interpretation by the Irish Revenue authorities and a tax equalization payment to avoid the impact of double taxation.
(4)	Resigned effective March 17, 2015.
(5)	Resigned effective May 9, 2014.

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Stock Ownership of Certain Beneficial Owners

The following table sets forth the name, address (where required) and beneficial ownership of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of our ordinary shares, based on filings made under Section 13 of the Exchange Act as of April 10, 2015:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
FMR LLC 245 Summer Street Boston, MA 02210	19,562,845(2)	5.0%
(1)	Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, we believe the persons named in this table have sole voting and investment power with respect to all ordinary shares reflected in this table. As of April 10, 2015, 392,769,263 of our ordinary shares were issued and outstanding.
(2)	According to a Schedule 13G/A filed with the SEC on February 13, 2015 by FMR LLC, FMR LLC is the beneficial owner of 19,562,845 shares (with sole voting power with respect to 1,196,501 shares and sole dispositive power with respect to 19,562,845 shares).

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Stock Ownership of Directors and Executive Officers

The following table sets forth, as of March 20, 2015, based on 391,739,928 ordinary shares outstanding as of that date, the beneficial ownership of Actavis ordinary shares (including rights to acquire shares within 60 days of March 20, 2015) by (i) each Actavis director and director nominee; (ii) each Actavis Named Executive Officer and (iii) all current directors and executive officers (including NEOs) as a group. No shares have been pledged as security by any of the Actavis directors or executive officers named below. No individual director, nominee or Named Executive Officer beneficially owned more than 1% of Actavis’ ordinary shares.

Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, Actavis believes the persons named in this table have sole voting and investment power with respect to all ordinary shares reflected in this table. The business address of Actavis’ directors and NEOs is 1 Grand Canal Square, Docklands, Dublin 2, Ireland.

	Amount and Nature of Beneficial Ownership
Name	Ordinary Shares (#)(1)	Rights to Acquire Shares (Options) (#)	Rights to Acquire Shares (Restricted Stock Units) (#)	Total (#)
Directors (excludes executive officer directors)
Nesli Basgoz, M.D.	3,120	19,726		22,846
James H. Bloem	8,942	—		8,942
Christopher W. Bodine	12,771	—		12,771
Christopher J. Coughlin	1,661	15,927		17,588
Michael R. Gallagher(2)	12,964	—	17,641	30,605
Catherine M. Klema	20,750	—		20,750
Peter J. McDonnell, M.D.	2,065	—	—	2,065
Patrick J. O’Sullivan	3,412	—		3,412
Ronald R. Taylor	23,084	—		23,084
Fred G. Weiss	25,417	—		25,417
Named Executive Officers
Paul M. Bisaro	402,865	—	—	402,865
Brenton L. Saunders	39,415	105,394	21,283	166,092
Maria Teresa Hilado	—	—	—	—
Robert A. Stewart	42,236	—	—	42,236
David A. Buchen	60,988	—	—	60,988
William Meury	51,015	88,227	15,906	155,148
R. Todd Joyce(3)	40,000	—	—	40,000
Sigurdur Olafsson(4)	71,947			71,947
All current directors and executive officers as a group (24 individuals)	846,541	269,547	58,373	1,174,461
(1)	Ordinary shares includes voting securities represented by shares held of record, shares held by a bank, broker or nominee for the person’s account and shares held through family trust arrangements, including any shares of restricted stock which remain subject to sale restrictions.
(2)	Includes 17,641 phantom share units representing an equal number of ordinary shares which, upon termination of the director’s service on our Board of Directors, the director has the right to receive.
(3)	Includes ordinary shares held by the Joyce Family Trust. Mr. Joyce is no longer an officer or employee of Actavis and the amount shown reflects his share ownership as of the date of his last Form 4 filing with the SEC. Mr. Joyce’s last Form 4 was filed on July 3, 2014.
(4)	Information is as of June 30, 2014, the last day of Mr. Olafsson’s service to the Company.

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PROPOSAL NO. 2	NON-BINDING VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)

BACKGROUND

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 we are providing our shareholders the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. The Company has determined to hold such say-on-pay advisory vote every year and expects to hold its next say-on-pay advisory vote at the 2016 Annual Meeting of Shareholders.

SUMMARY

In accordance with Section 14A of the Securities and Exchange Act of 1934, as amended, we are asking our shareholders to provide advisory approval of the compensation of our Named Executive Officers (which consist of our Chief Executive Officer, Chief Financial Officer and our next three highest paid executives), as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement, beginning on page 20. Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent, who are critical to our success. These programs link compensation to the achievement of pre-established corporate financial performance objectives and other key objectives within each executive’s area of responsibility and provide long-term incentive compensation that focuses our executives’ efforts on building shareholder value by aligning their interests with those of our shareholders. The following is a summary of some of the key points of our executive compensation program. We urge our shareholders to review the “Compensation Discussion and Analysis” section of this Proxy Statement and executive-related compensation tables for more information.

•	Performance-Based Compensation. Our executive compensation program includes (i) cash awards that are linked to measurable annual individual, business and strategic objectives and corporate financial goals; and (ii) performance-based equity incentives that are directly linked to the creation of long-term, sustainable shareholder value.

•	Long-Term Compensation. Grants of performance share units and stock options are intended to align the interests of executives with our shareholders and focus executives’ attention on long-term growth. In addition, even after performance awards are earned, they continue to be subject to service vesting requirements to promote executive retention and a longer-term perspective.

•	Independent Compensation Consultation. The Compensation Committee has engaged an independent global executive compensation consulting firm, Frederic W. Cook & Co., Inc., to advise the committee on matters related to executive compensation.

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RECOMMENDATION

Our Board of Directors believes that the information provided above and within the “Compensation Discussion and Analysis” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation.

The text of the resolution in respect of Proposal No. 2 is as follows:

“RESOLVED, that the compensation of Actavis’ Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement be and is hereby approved.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for Named Executive Officers.

REQUIRED VOTE

A simple majority of votes cast at the Annual Meeting is required to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

Our Board of Directors recommends that shareholders vote FOR adoption of the resolution approving, on an advisory basis, the compensation of the Company’s Named Executive Officers, as described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement.

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PROPOSAL NO. 3	NON-BINDING RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND BINDING AUTHORIZATION OF THE BOARD TO DETERMINE ITS REMUNERATION

The firm of PricewaterhouseCoopers LLP has audited our consolidated financial statements since our inception, and the Board of Directors recommends that the shareholders ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2015 and to authorize, in a binding vote, the Board of Directors, acting through the Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s renumeration. Representatives of that firm are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

We have been informed by PricewaterhouseCoopers LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in us or our affiliates.

Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Articles of Association or otherwise. However, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP to the shareholders entitled to vote at the Annual Meeting for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit and Compliance Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit and Compliance Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our shareholders.

RECOMMENDATION

The text of the resolution in respect of Proposal No. 3 is as follows:

“To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company until the next annual general meeting of the Company in 2016 and to authorize, in a binding vote, the Board, acting through the Audit and Compliance Committee, to determine its remuneration.”

REQUIRED VOTE

A simple majority of votes cast at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year December 31, 2015 and authorize the Board of Directors acting through the Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration. Abstentions will not have any effect on the outcome of this proposal because an abstention does not represent a vote cast. The ratification of PricewaterhouseCoopers LLP is a matter on which a broker or other nominee has discretionary voting authority, and thus, we do not expect any broker non-votes with respect to this proposal.

The Board of Directors unanimously recommends a vote FOR the non-binding ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015 and the binding authorization of the Board of Directors, acting through the Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration.

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Audit Fees

The aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP, our independent registered public accounting firm, in fiscal years 2014 and 2013 were as follows:

Services	2014	2013
Audit Fees	$21,086,000	$19,831,000
Audit-Related Fees	4,794,000	4,824,000
Total Audit and Audit-Related Fees	25,880,000	24,655,000
Tax Fees	7,060,000	4,190,000
All Other Fees	186,000	74,000
TOTAL FEES	$33,126,000	$28,920,000

AUDIT FEES

Audit Fees include professional services rendered in connection with the annual audits of our financial statements, including statutory filings required by regulation, and internal control over financial reporting and the reviews of the financial statements included in our Form 10-Qs covering quarterly periods during the related year. Additionally, Audit Fees include other services that only an independent registered public accounting firm can reasonably provide, such as services associated with SEC registration statements and security offerings, comfort letters or other documents filed with the SEC.

AUDIT-RELATED FEES

Audit-Related Fees include accounting consultations and review procedures related to accounting, financial reporting or disclosure matters not classified as “Audit Fees,” due diligence fees associated with our acquisitions and business development and divestiture activity, audits of employee benefit plans and other attest services related to financial reporting matters in connection with our acquisitions.

TAX FEES

Tax fees include tax compliance for our foreign subsidiaries, tax advice in connection with certain acquisitions and other tax advice and tax planning services. Tax fees in 2014 include $4,795,000 for tax consulting services mainly related to our integration of Forest and Warner Chilcott businesses and $2,265,000 for services provided in connection with tax audits, transfer pricing and other tax compliance/preparation services. Tax Fees in 2013 include $3,346,000 for tax consulting services mainly related to our integration of the Actavis and Warner Chilcott businesses, and $844,000 for compliance services including providing services for tax audits, transfer pricing and other compliance matters.

ALL OTHER FEES

All Other Fees in 2014 and 2013 consist of fees for miscellaneous services not characterized as audit services, audit related services or tax services.

The Audit and Compliance Committee believes that the provision of all non-audit services rendered is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

The Audit and Compliance Committee approved all audit and non-audit services provided by PricewaterhouseCoopers LLP in 2014. The Audit and Compliance Committee has adopted a policy to pre-approve all audit and certain permissible non-audit services provided by PricewaterhouseCoopers LLP. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to type of services to be provided by PricewaterhouseCoopers LLP and the estimated fees related to these services. During the approval process, the Audit and Compliance Committee considers the impact of the types of services and the related fees on the independence of PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP and management are required to periodically report to the full Audit and Compliance Committee regarding the extent of services provided by PricewaterhouseCoopers LLP, in accordance with the pre-approval policy and the fees for the services performed. During the year, circumstances may arise when it may become necessary to engage PricewaterhouseCoopers LLP for additional services not contemplated in the pre-approval. In those instances, the Audit and Compliance Committee requires specific pre-approval by the Audit and Compliance Committee or its delegate, the Audit and Compliance Committee chair, before engaging PricewaterhouseCoopers LLP for such services.

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Report of the Audit and Compliance Committee

The primary functions of the Audit and Compliance Committee are to assist the Board of Directors in fulfilling its oversight of:

•	the integrity of Actavis’ financial statements;
•	Actavis’ compliance with legal and regulatory requirements;
•	the outside auditor’s qualifications and independence; and
•	the performance of Actavis’ internal audit function and of its independent registered public accounting firm.
Additionally, the Audit and Compliance Committee serves as an independent and objective party that:
•	monitors Actavis’ financial reporting process and internal control systems;
•	retains, oversees and monitors the qualifications, independence, compensation and performance of Actavis’ independent registered public accounting firm; and
•	provides an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal auditing department and the Board of Directors.

The Audit and Compliance Committee Charter describes in greater detail the full responsibilities of the Audit and Compliance Committee, and is available under the Investors section of our website at http://www.Actavis.com. The Audit and Compliance Committee reviews the Audit and Compliance Committee Charter annually prior to Actavis’ Annual Shareholders’ Meeting and at such other times as deemed appropriate by the Audit and Compliance Committee.

The Audit and Compliance Committee schedules its meetings and implements procedures designed to ensure that during the course of each fiscal year it devotes appropriate attention to each of the matters assigned to it under the Audit and Compliance Committee Charter. To this end, the Audit and Compliance Committee met each quarter, and eight times in total, during 2014. In addition to the foregoing, the Audit and Compliance Committee makes itself available to Actavis and its internal and external auditors during the course of the year to discuss any issues believed by such parties to warrant the attention of the Audit and Compliance Committee.

In carrying out its responsibilities, the Audit and Compliance Committee acts in an oversight capacity. Management has the primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of consolidated financial statements in accordance with generally accepted accounting principles. Actavis’ independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. In performing its oversight responsibilities in connection with Actavis’ 2014 audit, the Audit and Compliance Committee has:

•	reviewed and discussed Actavis’ audited consolidated financial statements for fiscal 2014 with management and Actavis’ independent registered public accounting firm, PricewaterhouseCoopers LLP;
•	discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard No. 16 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and currently in effect; and
•	received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with PricewaterhouseCoopers LLP its independence from Actavis and its management.

Based on the review and discussions above, the Audit and Compliance Committee has recommended that the Board of Directors include the audited consolidated financial statements in Actavis’ Annual Report on Form 10-K for the year ended December 31, 2014.

Fred G. Weiss, Chairman
Catherine M. Klema
James H. Bloem
Patrick J. O’Sullivan

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PROPOSAL NO. 4	CHANGE OF COMPANY NAME

BACKGROUND

On November 15, 2014, our board of directors approved, subject to shareholder approval and the approval of the Registrar of Companies in Ireland, the change in name of the Company from Actavis plc to Allergan plc (the “Name Change Amendment”). The Company recently acquired Allergan, Inc., a name the Company believes is synonymous with high quality pharmaceutical products in the global market. Our Board of Directors believes that adopting the new company name is in the best interests of our Company and our shareholders and that the new name will more accurately reflect our anticipated future operations.

The Name Change Amendment will not effect any change in our business or management and will not change the location of our principal executive offices. Our common stock is traded on the NYSE and will continue to be quoted on the NYSE after the Name Change Amendment becomes effective. Currently, our common stock is traded on the NYSE under the symbol “ACT.” As a result of the change in name of the Company, we may be issued a new trading symbol and CUSIP number.

RECOMMENDATION

Our Board of Directors believes that the information provided above demonstrates that changing the name of the Company from Actavis plc to Allergan plc is in the best interest of the Company and is designed to ensure the Company’s long-term strategy and goals.

The text of the special resolution in respect of Proposal No. 4 is as follows:

“RESOLVED, that, subject to the approval fo the Registrar of Companies in Ireland, the name of the Company be changed from Actavis plc to Allergan plc.”

REQUIRED VOTE

A qualified majority of 75% of the votes cast at the Annual Meeting is required to approve the Name Change Amendment to change the name of the Company from Actavis plc to Allergan plc. Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

Our Board of Directors recommends that shareholders vote FOR adoption of the resolution approving the Name Change Amendment as a special resolution changing the name of the Company to Allergan plc, as described in this Proxy Statement.

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PROPOSAL NO. 5	APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

We are asking our shareholders to approve the Amended and Restated 2013 Incentive Award Plan of Actavis plc (the “Restated Plan”) attached hereto as Appendix A. Our Board adopted the Restated Plan on July 1, 2014, subject to shareholder approval. The Restated Plan amends and restates the Amended and Restated 2013 Incentive Award Plan of Actavis plc (the “Prior Plan”) in its entirety. The Restated Plan will become effective only if it is approved by our shareholders. If the Restated Plan is not approved by our shareholders, all Merger Success Awards and Transformation Incentive Awards (which are cash-based long-term performance awards that were granted under the Restated Plan at the closing of our acquisition of Allergan, Inc.) previously awarded under the Restated Plan shall be canceled and become null and void, and all provisions of the Restated Plan relating to other cash-based awards shall cease to be effective with respect to such Merger Success Awards and Transformation Incentive Awards. For the avoidance of doubt, any award other than a Merger Success Award or Transformation Incentive Award awarded on or after the date the Board adopted the Restated Plan and prior to such shareholder approval shall remain in full force and effect and the Restated Plan will continue in full force and effect with respect to all provisions other than those related to other cash-based awards.

The Restated Plan does not increase the number of shares authorized for issuance and the authorized share limit from the Prior Plan, which was last approved by our shareholders in September 2013, would continue to apply. As permitted by NYSE Rules, however, the Restated Plan does assume the number of shares which remained available for issuance under the Forest Plan (as defined below) as explained in the summary below.

The Restated Plan makes a number of changes to the Prior Plan, each of which we believe enhances our ability attract and retain talent or reflects compensation and governance best practices. The Restated Plan amended and restates the Prior Plan as follows:

•	provides for the grant of other cash-based awards, with a maximum value of a cash payment made under an other cash-based award in any fiscal year to any Section 162(m) participant of $50,000,000;
•	revises the definition of change in control to mirror the definition found in the Forest Laboratories, Inc. Equity Incentive Plan (the “Forest Plan”);
•	revises the share reserve provisions to assume the number of shares which remained available for issuance under the Forest Plan prior to the closing of the Forest Merger (the “Forest Closing”);
•	provides that, solely with respect to awards granted on or after the Forest Closing, such awards will accelerate in full upon the award holder’s qualified termination within two years following such change in control; and
•	extends the term of the Restated Plan through the tenth anniversary of the date on which it was adopted by the Board, or June 30, 2024.

In addition to the above, we are asking shareholders to approve the Restated Plan to satisfy the shareholder approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”) and to approve the material terms of the performance goals for awards that may be granted under the Restated Plan as required under Section 162(m). In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to our Chief Executive Officer or any of our three other most highly compensated executive officers (other than our Chief Financial Officer). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as “performance-based” under Section 162(m) does not count against the $1 million deduction limitation. One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by our public shareholders. For purposes of Section 162(m), the material terms include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goals may be based and (c) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the Prior Plan, as proposed to be amended in the form of the Restated Plan, is discussed below, and shareholder approval of this Proposal No. 5 is intended to constitute approval of the material terms of the Restated Plan for purposes of the shareholder approval requirements of Section 162(m).

Shareholder approval of the Restated Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the Restated Plan to qualify for the “performance-based” compensation exemption under Section 162(m), and submission of the material terms of the Restated Plan performance goals for shareholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the Restated Plan. Nothing in this proposal precludes us or the plan administrator from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

We believe that long-term incentives are critical to attracting and retaining the most talented employees in our industry. Shareholder approval of the Restated Plan will allow us to continue to provide such incentives.

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Shareholder Approval Requirement

Shareholder approval of the Restated Plan is necessary in order for us to (1) meet the shareholder approval requirements of the NYSE, (2) take tax deductions for certain compensation resulting from awards granted thereunder intended to qualify as performance-based compensation under Section 162(m), and (3) grant incentive stock options (“ISOs”) thereunder.

Specifically, approval of the Restated Plan will constitute approval of the material terms of the Restated Plan pursuant to the shareholder approval requirements of Section 162(m), as discussed above, which will enable (but not require) us to award performance-based compensation within the meaning of Section 162(m) through our 2020 annual meeting of shareholders, preserving the deductibility of these awards for federal income tax purposes. In addition, approval of the Restated Plan will constitute approval pursuant to the shareholder approval requirements of Section 422 of the Code relating to ISOs.

If shareholders do not approve this Proposal No. 5, all Merger Success Awards and Transformation Incentive Awards previously awarded under the Restated Plan shall be canceled and become null and void, and all provisions of the Restated Plan relating to other cash-based awards shall cease to be effective with respect to such Merger Success Awards and Transformation Incentive Awards. For the avoidance of doubt, any award other than a Merger Success Award or Transformation Incentive Award awarded on or after the date the Board adopted the Restated Plan and prior to such shareholder approval shall remain in full force and effect and the Restated Plan will continue in full force and effect with respect to all provisions other than those related to other cash-based awards.

SUMMARY OF THE RESTATED PLAN

General

The Restated Plan allows the Company to offer to participants a variety of long-term incentives, including options, stock appreciation rights, restricted stock, restricted stock units, stock payments, deferred stock, dividend equivalents and other cash-based awards. These awards may or may not require the attainment of performance objectives. The purposes of these awards are to: (1) provide an additional incentive for directors, employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company shares and/or rights which recognize such growth, development and financial success; and (2) enable the Company to obtain and retain the services of directors, employees and consultants considered essential to the long-range success of the Company by offering them an opportunity to own shares in the Company and/or rights which will reflect the growth, development and financial success of the Company.

Administration

The Restated Plan is currently administered by the Compensation Committee, except with respect to awards granted to Independent Directors, which are administered by the Board. All members of the Compensation Committee are non-employee directors, each of whom is intended to qualify as (i) an independent director under the Company’s Director Independence Standards, (ii) a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, (iii) an “outside director” for purposes of Section 162(m) of the Code, and (iv) an “independent director” under the NYSE rules. The Compensation Committee has the power to designate employees, directors and consultants to receive awards, determine the number and types of awards granted and the terms and conditions of those awards, interpret the Restated Plan and to adopt such rules for the administration, interpretation and application of the Restated Plan as are consistent with the Restated Plan. The Compensation Committee may also delegate certain of its duties under the Restated Plan to one or more members of the Compensation Committee or officers of the Company, except that no delegation is permitted for (a) participants that are subject to the reporting rules under Section 16(a) of the Exchange Act, (b) participants who may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code or (c) officers that are delegated such authority by the Compensation Committee. All references to the “Administrator” mean the Compensation Committee or the party to whom it delegates authority. The Board may at any time exercise the rights and duties of the Compensation Committee or the party to whom it has delegated authority, except with respect to matters under Rule 16b-3 or Section 162(m) of the Code that are required to be determined by the Compensation Committee. Action by the Compensation Committee will be taken by a majority vote or written consent of all of its members.

Authorized Shares; Award Limit

The Restated Plan authorizes the issuance of up to (i) 8,241,885 shares of stock, representing the shares of stock authorized for issuance under the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the “Original Plan”) as of December 31, 2010, plus any shares of stock that after December 31, 2010 were added back under the Original Plan, or may be added back to the Restated Plan in accordance with the terms of the Restated Plan (the “Original Shares”), plus (ii) 1,269,340 shares of stock, which were assumed under the Warner Chilcott Equity Incentive Plan (the “Warner Chilcott Shares”), plus (iii) 7,156,687 shares of stock, which were assumed under the Forest Plan, excluding any awards granted under the Forest Plan prior to the Forest Closing that were conditioned upon such closing (the “Forest Laboratory Shares”). On and after the Forest Closing, (x) Original Shares shall be available for awards granted to Legacy Actavis Participants and New Actavis Participants, (y) Warner Chilcott Shares shall be available for awards granted to Legacy Warner Chilcott Participants and New Actavis Participants and (z) Forest Laboratories Shares shall be available for awards granted to Legacy Forest Employees and New Actavis Participants (each as defined in the Restated Plan). The number of shares of our stock available for issuance

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under the Restated Plan will be reduced by 2.45 shares for each Forest Laboratories Share subject to an award granted under the Restated Plan (other than Forest Laboratories Shares issuable upon the exercise of a stock option or the vesting of a stock appreciation right or dividend equivalent award), and by one share for each share of our stock subject to all other awards granted under the Restated Plan.

Under the Original Plan or under the Restated Plan, any shares of stock that are potentially deliverable under any award that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares (including on payment in shares on exercise of a stock appreciation right) will, to the extent of the expiration, cancellation, forfeiture, cash settlement or termination, again be available for awards under the Restated Plan and any shares of stock that have been issued in connection with any award (e.g., restricted stock) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company, such shares, to the extent of the cancellation, forfeiture or cash settlement, will again be available for awards. In addition, any shares of stock withheld or surrendered in payment of the exercise price or taxes relating to any award under the Restated Plan will again be available for awards under the Restated Plan. Shares of our stock subject to awards that are adjusted and become exercisable with respect to shares of stock of another corporation will again be available for awards under the Restated Plan.

For all shares that become available again for awards, the number of shares of stock available for issuance under the Restated Plan will be increased by one share, with the exception of Forest Laboratories Shares (other than Forest Laboratories Shares issuable upon the exercise of a stock option or the vesting of a stock appreciation right or dividend equivalent award), for which the number of shares of stock available for issuance under the Restated Plan will be increased by 2.45 shares. To the extent that Original Shares underlying an award are again available for awards, such Original Shares shall be used for awards granted to Legacy Actavis Participants or New Actavis Participants. To the extent Warner Chilcott Shares or Forest Laboratories Shares underlying an award are again available for awards under the Restated Plan, such shares shall be used for awards granted to Legacy Warner Chilcott Participants or Legacy Forest Laboratories Participants, as applicable, or New Actavis Participants.

Shares of stock issued or issuable pursuant to substitute awards will not reduce the number of shares available for issuance under the under the Restated Plan. Additionally, in the event that a company acquired by the Company has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to such pre-existing plan may be used for awards under the Restated Plan and will not reduce the number of shares available for issuance under the Restated Plan.

In the event of a dividend, recapitalization, reclassification, stock split, merger, consolidation, split-up, spin-off, combination, consolidation, reorganization, dissolution or other similar corporate transaction that affects our stock, other than an “Equity Restructuring” (as defined in the Restated Plan), the Administrator will equitably adjust any or all of the following in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Restated Plan:

(i)	the number and kind of shares of our stock that may be granted under the Restated Plan,
(ii)	the limitation on the maximum number and kind of shares that may be subject to one or more awards granted to any one individual during any fiscal year of the Company,
(iii)	the number and kind of shares subject to outstanding awards, and
(iv)	the grant or exercise price with respect to any such award.

In the event of an Equity Restructuring, the number and type of securities subject to each outstanding award and the exercise price, if applicable, of each outstanding award shall be equitably adjusted, and the Administrator will make such equitable adjustments to the number and kind of shares that may be issued under the Restated Plan as the Administrator deems appropriate.

The shares of our stock covered by the Restated Plan may be treasury shares or authorized but unissued shares. For purposes of the Restated Plan, the fair market value of a share of our stock as of any given date is the closing sales price for a share of our stock on the stock exchange or national market system on which our stock is listed on such date or, if there is no closing sales price for our stock on the date in question, the closing sales price for a share of our stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal.

Subject to adjustment, the maximum number of shares of our stock that may be subject to awards granted to any individual in any fiscal year of the Company may not exceed 500,000 shares and or options, and the maximum value of a cash payment made under an other cash-based award with respect to any fiscal year of the Company to any “Section 162(m) Participant” (as defined in the Restated Plan) is $50,000,000. All stock options and stock appreciation rights are granted with an exercise price equal to the fair market value at grant. With respect to other awards, such as restricted stock and restricted stock units, the maximum value an individual can receive is the fair market value of the shares assuming there is no purchase price.

Eligibility

Participants in the Restated Plan are employees, consultants, or independent directors of the Company or its subsidiaries, as selected by the Administrator. Consultants and independent directors who are based in the United Kingdom and who are not also employees of the Company or its subsidiaries are not eligible to receive awards under the Restated Plan.

Awards

Stock Options

A stock option may be granted either alone or in addition to other awards granted under the Restated Plan and may be an incentive stock option or a non-qualified stock option. The Administrator determines (i) which employees, consultants, and directors are to be granted options; (ii) the number of shares covered thereby; (iii) whether the options are intended to qualify as incentive stock options or non-qualified stock options (except that only employees of the Company or any subsidiary corporation may be granted incentive stock options); and (iv) terms and conditions of such options, consistent with the Restated Plan.

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In the case of incentive stock options, (i) the per share exercise price will not be less than 100% of the fair market value of shares of our stock on the grant date, and (ii) for the persons owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or any subsidiary corporation (a “10% Person”), the per share exercise price will be not less than 110% of the fair market value of a share of our stock on the grant date.

In the case of non-qualified stock options, the per share price will not be less than 100% of the fair market value of a share of our stock on the date the option is granted.

Each option, and its exercise price, term (not to exceed a maximum of ten years), vesting and other material terms will be evidenced by a written award agreement. Payment of the stock option exercise price will be made in cash. However, the Administrator, in its discretion, may allow payment through the delivery of shares of our stock already held by the award recipient, shares then issuable upon exercise of the stock option, the cash proceeds from a broker assisted market sale of the shares, or other consideration approved by the Administrator, or any combination thereof, having a fair market value on the exercise date equal to the total option exercise price.

In the event the term of a stock option would expire at a time when trading in shares of the stock by the award recipient is prohibited by law or the Company’s insider trading policy, the term of such Option will be automatically extended, subject to a maximum of ten (10) years from the date the stock option was granted and any requirements of Section 422 of the Code, to the 30th day following the expiration of any applicable trading prohibition.

Restricted Stock

Restricted stock may be sold to participants at various prices or granted in connection with the performance of services. Restricted stock is subject to forfeiture or repurchase by the Company if the vesting conditions are not met and is subject to transferability restrictions. Vesting conditions may be based on duration of employment and performance criteria (or other specified criteria). The Administrator, in its discretion, will determine (i) which employees, directors or consultants are to be granted restricted stock awards, (ii) the purchase price, which will be no less than the par value of our stock to be purchased, and (iii) the vesting conditions and restrictions on the shares of our stock awarded. Except as otherwise determined by the Administrator at the time of grant or thereafter, upon termination of employment or service for any reason during the restriction period, all shares of restricted stock will be surrendered by the participant and redeemed or acquired by the Company for no consideration.

Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Cash-Based Awards

Participants awarded dividend equivalents will be entitled to receive payments, as determined by the Administrator, equivalent to all or some portion of the dividends payable with respect to a specified number of shares of our stock, to be credited as of the divided payment dates. Dividend equivalents are converted to cash or additional shares of our stock by such formula and at such time and subject to such limitations determined by the Administrator.

Dividend equivalents may be calculated with reference to the number of shares covered by a related award (other than an independent dividend equivalent award, option or stock appreciation right) held by the participant. Dividend equivalents will not be granted on options or stock appreciation rights. In addition, dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.

Deferred stock and stock payments will be issued as shares of our stock at the discretion of the Administrator and pursuant to such vesting, distribution and other terms as the Administrator deems appropriate, including vesting based on specific performance criteria, number of shares, term, and exercise or purchase price.

Restricted stock units will be granted at the discretion of the Administrator and will be subject to such terms as the Administrator deems appropriate, including (i) the number of shares of our stock subject to the award, (ii) vesting schedule, (iii) purchase price, (iv) performance goals, (v) distribution dates, and (vi) the maximum term of the award. Restricted stock units are subject to forfeiture if the conditions or restrictions are not met. Payments will be made as shares of our stock.

Other cash-based awards will be granted in amounts, and on terms and conditions, determined by the Administrator. Other cash-based awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such award at any time. The grant of an other cash-based award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

Unless otherwise determined by the Administrator, dividend equivalents, deferred stock, stock payments and restricted stock units will be exercisable or distributable only while the participant is an employee, consultant or independent director of the Company, as applicable.

Stock Appreciation Rights

Stock appreciation rights may be granted either alone or in tandem with stock options granted, or previously granted, under the Restated Plan. In the case of a stock appreciation right related to a stock option, the stock appreciation right or applicable portion thereof will terminate and no longer be exercisable upon the termination or exercise of the related stock option. A stock option related to a stock appreciation right will no longer be exercisable to the extent that the related stock appreciation right has been exercised. An independent stock appreciation right is unrelated to any option and has terms, including the number of shares of our stock covered and vesting terms, that are set by the Administrator. The Administrator may impose such conditions or restrictions on the exercise of any stock appreciation right as it will deem appropriate, provided that no stock appreciation right will have a term that is longer than ten years or an exercise price below the fair market value of the stock on the date of grant. In the event the term of a stock appreciation right would expire at a time when trading in shares of the stock by the award recipient is prohibited by law or the Company’s insider trading policy, the term of such stock appreciation right will be automatically extended, subject to a maximum of ten (10) years from the date the stock appreciation right was granted, to the 30th day following the expiration of any applicable trading prohibition.

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Payment for stock appreciation rights will be made based on the fair market value of the shares of our stock on the date of exercise, less the exercise price, and may be paid in cash, our stock or a combination of both, as determined by the Administrator. The Administrator may reserve the right, under the terms of a stock option award, to substitute a stock appreciation right for such stock option at any time prior to or upon exercise of the option, with the stock appreciation right being exercisable for the same number of shares of our stock and at the same per share exercise price.

Performance Criteria

The Restated Plan has been designed to permit the Committee to grant awards that will qualify as “performance-based compensation” within the meaning of Section 162(m). The Committee may grant performance-based compensation awards to Covered Employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m), to preserve the deductibility of these awards for federal income tax purposes (see additional discussion of deductibility requirements under “Federal Income Tax Consequences” below). Performance-based compensation awards vest or become exercisable upon the attainment of specific performance targets that are pre-established by the Committee and are related to one or more of the performance criteria (described below) set forth in the Restated Plan. Participants are only entitled to receive payment for a performance-based compensation award for any given performance period to the extent that such pre-established performance goals for the period are satisfied.

The pre-established performance goals must be based on one or more of the following performance criteria: (i) net earnings (either before or after one or more of the following: interest, taxes, depreciation and amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating income, earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on shareholders’ equity; (x) total shareholder return (either absolute or relative to a peer group of companies); (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs (including, but not limited to, cost reductions or savings); (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of stock; (xx) regulatory body approval or commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; or (xiii) economic value.

The foregoing criteria may relate to the Company, one or more of its divisions, business units, platforms or an individual, or any combination of the foregoing, and may be applied on an absolute basis or as compared to any incremental increases or as compared to results of one or more peer group companies or market performance indicators or indices, or any combination thereof, all as the Committee shall determine.

The Committee may provide that one or more objectively determinable adjustments will be made to one or more of the performance goals established for any performance period. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Change in Control

Upon the occurrence of “Change in Control” (as defined in the Restated Plan), each outstanding award will remain outstanding, or will be assumed or a “Qualified Substitute Award” (as defined in the Restated Plan) will be provided by the successor corporation, or a parent or subsidiary of the successor corporation. Solely for awards granted on or after the Forest Closing, or which become effective on or after the Forest Closing, if the award continues to be outstanding following the effective date of a Change in Control, then in the event of a “Qualified Termination” (as defined in the Restated Plan) of the holder’s employment during the two year period following the “Change in Control,” the award will become fully vested and exercisable notwithstanding any provisions of the Restated Plan or the applicable award agreement to the contrary.

If the successor corporation refuses to assume or provide a Qualified Substitute Award for the awards, each holder of an award will be entitled to immediately exercise the award for all shares of our stock under the award, including unvested shares, and the holder will vest in, and have the right to receive a distribution, with respect to all of the shares subject to the award. If an award becomes exercisable in lieu of assumption or substitution with a Qualified Substitute Award, the Administrator will notify the holder that the award will become fully exercisable for a period of not less than 15 days prior to the “Change in Control” transaction, and the award will terminate upon the expiration of such period. An award will be considered assumed if, following the “Change in Control” transaction, the award provides the holder the right to purchase or receive for each share of our stock subject to the award prior to the “Change in Control” transaction, the consideration (whether in stock, cash or other securities or property) received or to be received for each share of our stock in the “Change in Control” transaction (and, if the holders of shares of our stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the issued or outstanding shares of our stock).

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Term of the Restated Plan

No award will be granted pursuant to the Restated Plan after June 30, 2024.

Plan Amendments

The Board of the Company may amend, modify, suspend or terminate the Restated Plan at any time, except the Board of the Company must obtain approval of the shareholders of the Company within 12 months before or after such action to: (a) increase the aggregate number of shares of our stock that may be issued under the Restated Plan (or the aggregate number of shares of our stock that may be issued pursuant to restricted stock awards, restricted stock unit awards, dividend equivalent awards, deferred stock awards and stock payment awards), (b) expand the classes of persons to whom awards may be granted under the Restated Plan, (c) reduce the exercise price per share of any outstanding stock option or stock appreciation right granted under the Restated Plan or (d) cancel any stock option or stock appreciation right in exchange for cash or another award.

Transferability

Participants cannot assign or transfer any award, except (i) by will or the laws of descent and distribution; or (ii) subject to the consent of the Administrator, pursuant to a qualified domestic relations order (e.g., a divorce decree). However, the Administrator may permit a participant to transfer a non-qualified stock option to certain permitted transferees (which include certain family members, trusts or family-owned companies). Any transferred non-qualified stock option will not be assignable or transferable by the permitted trustee and will be subject to the same terms and conditions.

Material U.S. Federal Income Tax Consequence

The following is a general summary under current law of the material federal income tax consequences to an employee, director or consultant granted an award under the Restated Plan. This summary deals with the general federal income tax principles that apply and is provided for general information only. Alternative minimum tax and other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.

Incentive Stock Options

No taxable income should be recognized by the optionee at the time of the grant of an incentive stock option, and no taxable income should be recognized for regular federal income tax purposes at the time the option is exercised; however, the excess of the fair market value of the share received over the option price is an “item of adjustment” for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition, the optionee should recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares should be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the amount realized upon the sale or disposition of such shares is less than the fair market value of such shares on the date the shares were transferred to the participant upon exercise of the option, the ordinary income recognized for regular tax purposes will be limited to the amount realized upon the sale or disposition of such shares, less the exercise price paid.

We should not be entitled to any federal income tax deduction if the optionee makes a qualifying disposition of the shares. If the optionee makes a disqualifying disposition of the purchased shares, then generally we (or our subsidiary corporation) should be entitled to a federal income tax deduction, for the taxable year in which such disposition occurs, equal to the ordinary income recognized by the optionee.

Non-Qualified Stock Options

No taxable income should be recognized by the optionee at the time of the grant of a non-qualified stock option. Upon exercising a non-qualified stock option, a participant generally recognizes ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company generally will be entitled to a deduction for the same amount.

Restricted Stock

A participant receiving a restricted stock award generally recognizes ordinary income on the date the restricted shares first become freely transferable, or no longer remain subject to substantial risk of forfeiture, in an amount equal to the excess of the fair market value of such shares on that date over the amount (if any) paid by the participant. A participant may be able to make an election under Section 83(b) of the Code to be taxed upon the date of transfer of the restricted stock. The Company generally will be entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.

Dividend Equivalents, Deferred Stock, Stock Payments, and Restricted Stock Units and Other Cash-Based Awards

A participant who is awarded dividend equivalent awards, deferred stock awards, stock payment awards or restricted stock unit awards generally will not recognize taxable income, and the Company generally will not receive a tax deduction, until the participant receives the shares, or cash, distributed pursuant to the award. When a participant receives payment for these awards in shares or cash, the fair market value of the shares or the amount of the cash received generally will be ordinary income to the participant and the Company generally will receive a tax deduction.

Tax consequences for other cash-based awards will vary depending on the terms of the award.

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Stock Appreciation Rights

A participant should not be taxed at the time a stock appreciation right is granted nor should the Company receive a tax deduction. Upon exercise of a stock appreciation right, the participant should recognize ordinary income equal to the cash or the fair market value of the shares received on the exercise date. The Company generally will be entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.

Section 162(m)

Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the Restated Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Qualified Performance-Based Compensation (“QPBC”) is disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock awards will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more “outside directors,” (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the material terms of the plan are disclosed to and approved by the shareholders, (4) for stock options and stock appreciation rights, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise price of the option is not less than the fair market value of the stock on the date of grant), and for awards other than options and stock appreciation rights, established performance criteria that must be met before the award actually will vest or be paid, and (5) in the case of awards other than stock options and stock appreciation rights, the compensation committee has certified that the performance goals have been met prior to payment.

The Restated Plan is designed to permit the Administrator to grants awards which may qualify as QPBC under Section 162(m); however, awards other than options and stock appreciation rights granted under the Restated Plan will only be treated as QPBC under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m). As one of the factors in its decisions regarding grants under and administration of the Restated Plan, the Administrator will consider the anticipated effect of Section 162(m). These effects will depend upon a number of factors, including not only whether the grants qualify for the performance exception, but also the timing of executives’ vesting in or exercise of previously granted equity awards and receipt of other compensation. Furthermore, interpretations of and changes in the tax laws and other factors beyond the Administrator’s control may also affect the deductibility of compensation. For these and other reasons, the Administrator may make grants that do not qualify for the performance exception and our tax deductions for those grants may be limited or eliminated as a result of the application of Section 162(m).

Section 409A

Certain types of awards under the Restated Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Restated Plan and awards granted under the Restated Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Administrator, the Restated Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Awards under the Restated Plan are subject to the discretion of the Administrator, and the Administrator has not made any determination to make future grants to any employees under the Restated Plan as of the date of this proxy statement. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Restated Plan.

Certain tables above under the general heading “Executive Compensation,” including the Summary Compensation Table, Grants of Plan-Based Awards table, Outstanding Equity Awards at Fiscal Year-End table, and Option Exercises and Stock Vested table set forth information with respect to prior awards granted to our individual named executive officers under the Prior Plan.

EQUITY AWARD GRANTS UNDER THE PRIOR PLAN

The following table sets forth summary information concerning the number of ordinary shares subject to, or the dollar value of, awards granted under the Prior Plan to our named executive officers, directors and employees since the Prior Plan’s inception through March 13, 2015. The dollar value of the other cash-based awards set forth below assumes that the applicable performance goals are achieved, and the awards are paid to the applicable holders, at target levels.

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As described above, it is not possible to determine the amount of awards that will be granted in the future to participants under the Restated Plan.

			Number of	Value of Other
	Number of	Number of	Shares Subject	Cash-Based
	Shares Subject	Restricted	to Restricted	Awards at Target
Name	to Options	Shares	Share Units	Performance ($)(1)
Brenton L. Saunders, President and Chief Executive Officer	104,651	—	—	30,000,000
Paul M. Bisaro, Former Chief Executive Officer	605,229	386,853	160,474	15,500,000
Maria Teresa Hilado, Chief Financial Officer	14,890	—	27,478	10,000,000
Robert A. Stewart, Chief Operating Officer	100,704	87,707	50,674	10,000,000
David A. Buchen, Executive Vice President	121,532	104,542	52,291	5,000,000
William Meury, EVP, North American Brands	19,278	—	—	10,000,000
R. Todd Joyce, Former Chief Financial Officer	75,483	80,161	43,176	5,000,000
Sigurdur Olafsson, Former President - Actavis Pharma	150,000	76,649	40,544	—
All current executive officers as a group (8 persons)	1,191,767	735,912	374,637	80,500,000
All current non-employee directors as a group (12 persons)	91,700	142,502	—	—
Nesli Basgoz,	—	694	—	—
James H. Bloem	—	1,142	—	—
Christopher W. Bodine	—	18,371	—	—
Christopher J. Coughlin	—	694	—	—
Tamar D. Howson	—	1,142	—	—
John A. King	—	1,142	—	—
Catherine M. Klema	21,700	30,751	—	—
Jiri Michal	—	1,839	—	—
Patrick J. O’Sullivan	—	1,142	—	—
Ronald R. Taylor	35,000	29,084	—	—
Andrew L. Turner	35,000	29,084	—	—
Fred G. Weiss	—	27,417	—	—
Each associate of any such directors, executive officers or nominees	—	—	—	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—	—	—
All employees, including all current officers who are not executive officers, as a group	12,637,607	3,559,844	1,434,559	85,500,000

(1)	Other Cash-Based Awards include the Merger Success Awards and the Transformation Incentive Awards.

RECOMMENDATION

The Board believes that the Restated Plan, which amends and restates the Prior Plan in its entirety and will provide us with the continued ability to link participants’ pay to shareholder returns, is a critical compensation component in our ability to attract, retain and motivate employees by aligning their interests with the interests of our shareholders.

REQUIRED VOTE

A simple majority of votes cast at the Annual Meeting is required to approve the Restated Plan. Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.10

Our Board recommends that shareholders vote FOR adoption of the Restated Plan, as described in this Proxy Statement.

10 NTD: Voting threshold to be confirmed by LW Corporate.

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PROPOSAL NO. 6	SUSTAINABILITY REPORTING

A shareholder has informed the Company he intends to present the non-binding proposal set forth below at the Annual Meeting. If the shareholder (or his qualified representative) is present at the Annual Meeting and properly submits the proposal for a vote, then the shareholder proposal will be voted upon at the Annual Meeting.

In accordance with federal securities laws, the shareholder proposal and supporting statement are presented below as submitted by the shareholder and are quoted verbatim. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.

The Company will promptly provide to any shareholder the name, address and number of the Company’s voting securities held by the person submitting this proposal upon receiving an oral or written request made to the Company’s investor relations department by telephone at 1-862-261-7488, by email at investor.relations@actavis.com or by writing to our administrative address: Investor Relations, Actavis plc, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

RECOMMENDATION

The Board of Directors recommends that shareholders vote “AGAINST” the adoption of this proposal.

REQUIRED VOTE

A simple majority of votes cast at the Annual Meeting is required to approve the shareholder proposal described in this Proposal No. 6. Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

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PROPOSAL 6 - SUSTAINABILITY REPORTING

We believe tracking and reporting on environmental, social and governance (ESG) business practices makes a company more responsive to a global business environment which is characterized by finite natural resources, changing legislation, and heightened public expectations for corporate accountability. Reporting also helps companies better integrate and gain strategic value from existing sustainability efforts, identify gaps and opportunities in products and processes, develop company-wide communications, publicize innovative practices, and receive feedback.

Today, companies like Bloomberg provide information on ESG performance that investors utilize in investment decisions. Carbon Disclosure Project (COP), representing 551 institutional investors globally with $71 trillion in assets, has for years requested greater disclosure from companies on their climate change management programs. In contrast our company, Actavis, does not have a sustainability report.

In a recent report issued by the G&A Institute (Governance & Accountability Institute) 53% of the S&P 500 and 57% of the Fortune 500 companies are reporting on their environmental, social and governance (ESG) impact. The G&A Institute is the US data partner for Global Reporting Initiative (GRI), a non-profit organization that works towards a sustainable global economy by providing sustainability reporting guidance.

Within the pharmaceutical sector, many peers have taken initiative and reported on sustainability metrics. Johnson and Johnson has a citizenship and responsibility report. Pfizer has a corporate responsibility report. Abbott Laboratories has a Global Citizenship report. In contrast, our company does not report on its sustainability efforts nor does it publish a sustainability report. Companies that report on their sustainability strategies, initiatives, programs and ESG performance appear to be more likely to be selected for key sustainability reputational lists, ranked higher by sustainability reputation raters and rankers, and selected for inclusion on leading sustainability investment indexes. Occupational safety and health, waste and water reduction targets and product related environmental impacts all have the potential to pose significant regulatory and legal risks. Our company states on its website that its global environmental responsibility program ensures that our Company is doing its part to lessen the impact of our business on the environment. However, investors do not have access to evaluative data on how the company is meeting these goals or managing these business factors.

Resolved, the shareholders request that our company issue a sustainability report describing the company’s ESG performance including GHG reduction targets and goals. The report should be available by November 2015, prepared at reasonable cost, omitting proprietary information.

SUPPORTING STATEMENT

We recommend the report include a company-wide review of policies, practices and metrics related to ESG performance and that Actavis commit to continuous improvement in reporting. We encourage Actavis to consider the use of the GRI Guidelines (G3). The GRI is a globally accepted reporting framework.

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Board of Directors’ Response to Shareholder Proposal 6

The Company recognizes the importance of environmental, social and governance (“ESG”) considerations and devotes significant resources to environmental sustainability reporting, in particular through its submission of ESG performance reports through the Carbon Disclosure Project (the “CDP”), which is referenced in the shareholder proposal.

While the Company agrees with the principles on which this proposal is based, the Company already addresses many of the concerns it raises, making adoption of this proposal unnecessary, a poor use of the Company’s resources and potentially confusing to investors, as noted below.

Therefore, the Board believes that implementation of the proposal is unnecessary and not in the best interests of our Company and shareholders and recommends that the shareholders vote AGAINST it.

We are committed to being a good corporate citizen and responsible steward of the environment in our operations around the world.

As described on our corporate website (at Actavis.com under the “Responsibility” tab), we are committed to environmental responsibility and are focused on educating and engaging employees and in employing innovative processes, equipment and technologies that will contribute to a greener, more environmentally aware company. Our commitment to environmental sustainability has also been recognized by others, including through being named by Newsweek magazine as one of the World’s Greenest Companies – an annual list compiled and published by the magazine that ranks the world’s largest companies on their corporate sustainability and environmental impact initiatives. The World’s Greenest Companies list is one of the most widely recognized indicators of company commitment to sustainability performance. In the 2014 list, Actavis was ranked as the 44th greenest company in the United States and the 71st greenest company in the world.

Our Operations and Innovation Committee is specifically responsible for oversight of environmental, health and safety matters. The committee regularly monitors our environmental responsibility programs to ensure we are meeting our targets and objectives. Under the oversight of this committee, we apply a number of overall environmental objectives to our business, including the following:

•	Environmental goals and objectives are established on an annual basis. These include enhancing sustainability efforts worldwide by focusing on efforts to decrease greenhouse gas emissions and increase the amount of material recycled as a percentage of total plant waste.

Performance against targets is measured on a monthly basis and trends against the established targets are reported to the company’s Environmental, Health and Safety Steering Committee (chaired by Bob Stewart, our Chief Operating Officer in 2014, and following the closing of the Allergan transaction, our President, Generics and Global Operations) at least semi-annually. We also participate in the CDP Investor initiative, as described in further detail below.

Additionally, we seek to employ green technology in the construction or renovation of our global facilities. Currently, our Parsippany, NJ, U.S. Administrative Headquarters; India Administrative Headquarters; and Olive Branch, MS, USA Distribution Center have or are pending LEED (Leadership in Energy and Environmental Design) Certifications. LEED is a green building certification program that recognizes best-in-class building strategies and practices using comprehensive and clearly defined metrics and criteria. Many of our sites have made significant investments in retrofitting facilities and equipment with the latest technology to reduce energy consumption and waste production. Most of the Company’s manufacturing sites have implemented energy conservation projects to reduce energy intensity (KWh per unit output) and minimize the carbon footprint of each facility. Below are just a few examples:

–	Actavis’ manufacturing plant in Iceland is powered completely by renewable geothermal energy.

–	Our site in Elizabeth, NJ implemented seven energy reduction projects including replacement of their catalytic oxidizer with regenerative thermal, reducing CO2 by almost 10%. All manufacturing waste is either recycled or reused through fuel blending, waste to energy incineration or beneficial re-use of solvent coating solutions to recover alcohol.

–	Our Fajardo, Puerto Rico site implemented six energy reduction projects last year and decreased greenhouse gas emissions also by almost 10%, won the Puerto Rico Manufacturer’s Association award for Sustainable Project Implementation, increased recycling by 47% and won the Excellence Award from the Puerto Rico Aqueduct and Sewer Authority (PRASA) for improvements in their waste water treatment plant.

–	Many of our sites have instituted other water saving initiatives last year including, Actavis’ API manufacturing plant in Ambernath, India. Our Ambernath plant is a zero wastewater discharge facility. It is a state of the art plant designed to process treated water from the effluent treatment plant by reverse osmosis followed by thermal treatment. Hence not a single drop of water is sent outside but instead it is all used internally. This results in a savings of over 2,000,000 liters of fresh water annually.

We have a strong commitment to internal sustainability assessment and reporting.

We currently employ a full team focused on our sustainability efforts. The team has focused its sustainability reporting efforts on submissions to the CDP and has submitted investor CDP reports on ESG performance to the CDP since 2009. In addition, we utilize an outside consultant to evaluate our ESG performance relative to other companies in the pharmaceutical industry. Many of our peers do not submit data to the CDP or Global Reporting Initiative (“GRI”) referenced in the shareholder proposal.

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Both the CDP and the GRI are globally accepted reporting frameworks, with each representing thousands of responder companies. The two reporting frameworks focus on similar governance, risks/opportunities and performance indicators through the submission of annual reports. Both frameworks also offer annual scores, graded by the CDP in the case of the CDP, or self-declared, in the case of the GRI. Given the comprehensiveness of the CDP’s requirements and our history and familiarity with reporting to the CDP, the Board does not believe our time, efforts and finances would be best used by switching our reporting efforts to the GRI.

We have submitted reports to the CDP since 2009 and intend to again submit our 2014 investor CDP report to the CDP on or about May 15, 2015. Our previously submitted reports are currently accessible by the CDP’s 722 institutional investor signatories and can be accessed by other entities which register as signatories of the CDP at no cost. Our CDP scoring, which is published on the CDP’s website, has improved year over year.

Because of the tremendous growth we have experienced over the past several years, however, in particular through the Actavis, Warner Chilcott, Forest and Allergan acquisitions, year-over-year comparisons between these reports are of very limited value and relevance as only facilities owned for greater than 12 months are included in the CDP reports.

Our acquisition of Allergan further enhances our sustainability efforts and capabilities.

In addition to our legacy initiatives, our recent acquisition of Allergan only strengthens our commitment to sustainability. In acquiring Allergan, we acquired a company that had an impeccable record of and commitment to sustainability and corporate social responsibility, for which it was awarded the Energy Star Partner of the Year and Sustained Excellence from the USEPA for energy efficiency in 2014 based on 2013 performance. Allergan established short, medium and long term corporate social responsibility goals and committed resources to and measured performance against achieving these goals, including some very challenging goals in its 2020 Sustainability Vision. Through the acquisition, we have further augmented our team focused on sustainability efforts and have also further developed our reporting and tracking capabilities.

Nonetheless, only after we have had an opportunity to fully integrate and assess sustainability from the perspective of the combined company will we be in a position to set out meaningful parameters and goals. We intend to continue to monitor and report on important elements of our environmental and corporate governance performance, as well as continuing to invest our capital to improve performance on behalf of our shareholders.

We constantly monitor and work to improve the efficiency of our global operations, including considering new sustainability initiatives, which we assess according to a number of criteria.

As the Company has expanded globally, it is engaged in continuous efforts to improve its efficiency and cost-effectiveness. In many instances, this involves modernizing existing facilities or, in some cases, divesting less efficient facilities, which often require more energy, water and other resources to operate. We carefully evaluate each facility and make determinations on the basis of the needs of our complex supply chain as well as the return on investment generated by a given project. Our efforts to streamline our supply chain result in making investments in, reconfiguring or eliminating facilities on an on-going basis, which we believe make year-over-year comparisons of our data less useful and potentially confusing to investors.

Utilizing these criteria, our commitment to sustainability and continual improvement is demonstrated by the projects we have undertaken at our global operations, manufacturing and R&D facilities, including the examples described above.

In summary, we believe Actavis’ ongoing dedication to environmental considerations is demonstrated by its continuing commitment to submit ESG performance reports to the CDP as well as the numerous sustainability improvements and accomplishments the Company has made to date. We believe we already effectively achieve the objectives of the sustainability reporting proposal without the potentially negative consequences we believe the shareholder’s proposed approach would entail.

In light of our existing policies and our strong commitment to environmental and sustainability matters, and the cost and burden of switching to the GRI reporting format and system, as well as the incomplete and potentially confusing information that publishing prior reports may entail, we do not believe that implementation of the proposal is appropriate for Actavis.

Therefore, we believe the shareholder proposal should be rejected. The Board unanimously recommends that you vote “AGAINST” this shareholder proposal.

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PROPOSAL NO. 7	EXECUTIVES TO RETAIN SIGNIFICANT STOCK

A shareholder has informed the Company he intends to present the non-binding proposal set forth below at the Annual Meeting. If the shareholder (or his qualified representative) is present at the Annual Meeting and properly submits the proposal for a vote, then the shareholder proposal will be voted upon at the Annual Meeting.

In accordance with federal securities laws, the shareholder proposal and supporting statement are presented below as submitted by the shareholder and are quoted verbatim. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.

The Company will promptly provide to any shareholder the name, address and number of the Company’s voting securities held by the person submitting this proposal upon receiving an oral or written request made to the Company’s investor relations department by telephone at 1-862-261-7488, by email at investor.relations@actavis.com or by writing to our administrative address: Investor Relations, Actavis plc, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

BOARD OF DIRECTORS RECOMMENDATION

The Board of Directors recommends that shareholders vote “AGAINST” the adoption of this proposal.

REQUIRED VOTE

A simple majority of votes cast at the Annual Meeting is required to approve the shareholder proposal described in this Proposal No. 7. Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

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PROPOSAL 7 - EXECUTIVES TO RETAIN SIGNIFICANT STOCK

Proposal 7 - Executives To Retain Significant Stock

Resolved: Shareholders urge that our executive pay committee adopt a policy requiring senior executives to retain a significant percentage of stock acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy before our Company’s next annual meeting. For the purpose of this policy, normal retirement age would be an age of at least 60 and be determined by our executive pay committee. Shareholders recommend a share retention percentage requirement of 75% of net after-tax shares.

This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors might be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented without violating current company contractual obligations or the terms of any current pay or benefit plan.

Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company’s long-term success. A Conference Board Task Force report stated that hold-to-retirement requirements give executives “an ever-growing incentive to focus on long-term stock price performance.”

Our clearly improvable corporate governance (as reported in 2014) is an added incentive to vote for this proposal:

Paul M. Bisaro had 2013 Total Realized Pay of $113 million according to GMI Ratings, an independent investment research firm. Mr. Bisaro was also an inside director in addition to our CEO. Our Lead Director Andrew Turner had 17-year long tenure which is an impediment to director independence. A Lead Director, to be effective, should have outstanding director independence. Christopher Coughlin and Tamar Howson (on our executive pay committee) were potentially overextended with director responsibilities at 4 public companies each. There was not one independent director who had general expertise in risk management, based on GMI’s standards.

Our 2014 annual meeting was not near our corporate offices in Parsippany, New Jersey – but in Dublin, Ireland. It is not likely that our company of more than $50 billion in market capitalization has many of its shareholders residing within a 100-mile radius of Dublin.

Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value:

Executives To Retain Significant Stock – Proposal 7

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Board of Directors’ Response to Shareholder Proposal 7

Our current stock ownership guidelines include meaningful holding requirements that provide our executives with incentives to manage Actavis in a manner that promotes long -term value growth. Our guidelines, as well as our compensation program, already create a beneficial alignment with the long-term interests of shareholders and we believe they do so in a more comprehensive manner than the policy suggested in the proposal.

Therefore, the Board believes that implementation of the proposal is unnecessary and recommends that the shareholders vote AGAINST it.

Our existing stock ownership requirements already strongly align the long-term interests of our executives and shareholders. As explained in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, Actavis has already mandated significant stock ownership requirements for all of its executive officers and maintains other policies that align the long-term interests of shareholders and executives. While the proposal is limited to shares acquired through equity pay programs, our stock ownership guidelines require ownership of any Actavis securities that may be acquired through a variety of means, including open market purchases, and set clear and reasonable standards for the amount of stock to be owned by senior executives. In particular, under our stock ownership guidelines, each executive officer must hold ordinary shares equal in value to at least a specified multiple of his or her base salary. The applicable multiples range from four times (4x) base salary for our CEO, 2x for our other Named Executive Officers to 1x for all of our executives at the level of Senior Vice President. The 4x ownership requirement for our CEO translates to $4 million in stock, which represents a substantial ongoing level of investment.

We have a strong culture of share ownership that results in our executives holding significant equity stakes. Each of our executive officers currently satisfies our share ownership requirements — but that fact alone paints an incomplete picture of the extent of their holdings. Since our founding, we have had a strong corporate culture of share ownership and retention. For example, excluding in-the-money options that are fully vested and exercisable, as of April 10, 2015, the record date for the 2015 Annual Meeting, our CEO is the beneficial owner of [ • ] of our ordinary shares and restricted share units (which represents an ongoing investment value of over $[ • ] as of such date).

Our existing compensation program and recent grants further align the interests of our CEO and officers with the long-term interests of shareholders. As described in the Compensation Discussion and Analysis section of this Proxy Statement, Actavis’ executive compensation program as a whole strongly links executive compensation with the Company’s operating performance and long-term stock price performance, and aligns the interests of our executive officers with the interests of our shareholders. This program is regularly reviewed by the Compensation Committee to ensure the continued strong linkage with long-term performance and shareholder value and to ensure the program’s competitiveness.

We focus on implementing equity compensation best practices as one of the key governance features of our executive compensation program. Among other things, a substantial portion of each of our named executive officer’s compensation is paid in the form of equity awards. In addition, our equity incentives generally vest over a period of three to five years to ensure that our executives maintain a long-term view of shareholder value creation and to encourage retention.

In particular, in connection with the closing of the Forest acquisition, “front-loaded” awards were granted to the Named Executive Officers (other than Mr. Olafsson) on July 1, 2014, as further described on page 28 of the “Compensation Discussion and Analysis.” These awards represent three years’ worth of equity awards reflecting the applicable NEOs’ equity awards for 2015, 2016 and 2017. We believe that front loading these awards further encourages and rewards sustained performance over the performance period and also created immediate shareholder alignment by emphasizing performance in the critical first years following the Forest merger, among other things.

Similarly, in connection with the closing of the Allergan acquisition, the Compensation Committee approved the grant of Transformation Incentive Awards (subject to shareholder approval). The Transformation Incentive Awards were granted to certain senior executives, including Messrs. Saunders, Bisaro, Meury and Stewart and Ms. Hilado, and provide for settlement in cash or Actavis Ordinary Shares with an equivalent fair market value, at the discretion of the Compensation Committee, based on the achievement of pre-established non-GAAP earnings per share and total shareholder return (relative to a pre-established peer group) goals during performance period commencing on the closing date of the Allergan acquisition (March 17, 2015) and ending, for the non-GAAP earnings per share goal, on December 31, 2017, and for the total shareholder return goal on December 31, 2018. Like the “front-loaded” awards granted following the Forest acquisition, the Transformation Incentive Awards granted on the closing of the Allergan acquisition are intended to strongly incentivize our senior management to rapidly integrate the Allergan and Actavis businesses and to create lasting shareholder value in the years immediately following the merger.

A requirement to retain a significant percentage of shares acquired through equity pay programs until reaching retirement age is inappropriate and would create an incentive for successful executives to terminate their employment with the company. A substantial portion of each of our named executive officer’s compensation is paid in the form of equity awards (a majority of total compensation reported in the Summary Compensation Table over the last three years). As a result, there is a legitimate need for executives to be able to diversify their assets. The proposal’s requirement for senior executives to retain a significant number of shares until reaching retirement age is not necessary to achieve the objective of aligning the long-term interests of executives and

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shareholders. Such a requirement would, in fact, create a strong incentive for executives to leave employment with Actavis in order to realize the value of their equity compensation. Ironically, under this proposal the most successful executives — those whose leadership contributes to a significant increase in stock price during their tenure — would have the greatest financial incentive to leave. Our ability to retain our senior management team has been an important factor in our long-term success, and this proposal would undermine that strength and harm our business.

A requirement to retain a significant percentage of shares acquired through equity pay programs until reaching retirement age would hinder our ability to recruit key executive talent. In addition to making it more difficult for Actavis to retain its most successful and therefore valuable executives, the proposal would harm the Company’s ability to recruit new executive talent. Stock retention requirements beyond share ownership requirements are not required at most companies and are especially rare among our competitors. Adoption of this proposal could also serve to discourage current employees from accepting promotions that resulted in them becoming subject to the proposed retention policy. Our success in promoting from within has been another important factor in our long-term success, and this proposal would undermine that strength and harm our business.

Moreover, unless the stock retention requirement urged by this proposal is implemented by each of our peer group companies and every other company with which we compete for executive officer talent, the implementation of such a requirement by Actavis could significantly impair our ability to attract, retain and incentivize executive officers in the highly competitive marketplace for executive officer talent, in turn jeopardizing Actavis’ long-term success. As a matter of principle, we believe our executive officers, provided they are in compliance with our established stock ownership guidelines, should have the flexibility to manage their personal financial affairs and sell or otherwise dispose of their Actavis shares as they deem appropriate -free of restrictions such as those urged by the proposal.

In summary, we believe Actavis’ business track record and long-term stock price performance (which has increased by over 500% during the five year period commencing in January 2010) demonstrate the focus our executive officers have on long-term performance as well as the alignment of our executive officers’ interests with those of our shareholders. Moreover, we believe Actavis’ stock awards to its executive officers, by way of tying such awards to our financial and stock price performance and the long-term vesting provisions of such awards, together with our established stock ownership guidelines, effectively achieve the objectives of the proposed stock retention requirement without the negative consequences we believe the proposed policy would entail.

In light of our existing policies, the strong culture of share ownership that exists among our executive officers, and the numerous deficiencies and potential unintended negative consequences of this proposal that are discussed above, we do not believe that implementation of the proposal is appropriate for Actavis.

Therefore, we believe the shareholder proposal should be rejected. The Board unanimously recommends that you vote “AGAINST” this shareholder proposal.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership of our ordinary shares and our other equity securities. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during and with respect to the 2014 fiscal year all filing requirements applicable to our officers, directors and greater-than-10% beneficial owners were complied with and all filings were timely filed, except that, due to administrative oversight, two late Form 4s were filed on November 14, 2014 for Mr. Saunders to report withholding of shares for tax purposes on August 15 and 23, 2014 and two late Form 4s were filed on December 10, 2014 for Mr. Meury to report withholding of shares for tax purposes on December 5 and 6, 2014.

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Certain Relationships and Related Transactions

We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Pursuant to our written Related Person Transaction Policies and Procedures, our legal department is primarily responsible for the implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. In determining whether a proposed transaction is a related person transaction, our legal department assesses:

(i)	the related person’s relationship to us;

(ii)	the related person’s interest in the transaction;

(iii)	the material facts of the proposed transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

(iv)	the benefits to us of the proposed transaction;

(v)	if applicable, the availability of other sources of comparable products or services; and

(vi)	whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

If our legal department determines that the proposed transaction is a related person transaction, the proposed transaction is submitted to our Nominating and Corporate Governance Committee for consideration. The Nominating and Corporate Governance Committee may only approve or ratify those transactions that are in, or are not inconsistent with, our best interests and the best interests of our shareholders, as the Nominating and Corporate Governance Committee determines in good faith.

As required under SEC rules, we disclose in our Proxy Statement any related person transactions determined to be directly or indirectly material to us or a related person. No reportable transactions occurred since January 1, 2014 or are currently proposed.

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Shareholders’ Proposals for the 2016 Annual General Meeting

Shareholder Proposals in the Proxy Statement for the 2016 Annual Meeting. Under Rule 14a-8 of the Exchange Act, shareholder proposals to be included in the Proxy Statement for the 2016 Annual Meeting of Shareholders must be received by our Secretary at its principal executive offices no later than December 26, 2015 (120 calendar days before the anniversary of the date we expect to release this Proxy Statement for the 2015 Annual Meeting) and must comply with the requirements of Rule 14a-8 of the Exchange Act.

Other Shareholder Proposals and Nominations for Directors to Be Presented at the 2016 Annual Meeting. If you desire to bring a matter before an annual meeting outside the process of Rule 14a-8, you may do so by following the procedures set forth in the Company’s articles of association. In accordance with our articles of association, in order to be properly brought before the 2016 Annual Meeting, a shareholder’s notice must generally be delivered to 1 Grand Canal Square, Docklands, Dublin 2, Ireland, Attention: Company Secretary, not less than 120 days nor more than 150 days prior to the anniversary date of the notice convening the Company’s 2015 Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal or nomination to be eligible for inclusion in the Company’s 2016 proxy statement. Therefore, to be presented at the Company’s 2016 Annual Meeting, such a proposal or nomination must be received by the Company on or after November 23, 2015, but no later than December 26, 2015.

Other Business

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other proper matters are presented at the Annual Meeting, however, it is the intention of the proxy holders named in the Company’s form of proxy to vote the proxies held by them in accordance with their best judgment.

Parsippany, New Jersey

April 24, 2015

By Order of the Board of Directors

A. Robert D. Bailey,

Chief Legal Officer and Secretary

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The Amended and Restated 2013 Incentive Award Plan of Actavis plc

Actavis, Inc. (as successor to Watson Pharmaceuticals, Inc.), a Nevada corporation, adopted the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the “Original Plan”), effective as of February 12, 2001 (the “Effective Date”), for the benefit of its eligible Employees, Consultants and Directors. The Original Plan was subsequently amended effective as of May 16, 2001, May 19, 2003, and August 4, 2003, May 13, 2005, and November 3, 2006. The Original Plan was amended and restated in its entirety to provide for certain additional types of awards to eligible Employees, Consultants and Directors, effective as of May 4, 2007. The Original Plan was subsequently amended and restated effective as of May 7, 2010 to add Section 3.6, titled “Foreign Holders,” which sets forth certain provisions related to for awards that may be made to eligible Employees, Consultants and Directors outside of the United States. The Original Plan was subsequently amended and restated in its entirety to increase the number of shares available for awards under the Original Plan and to make certain other administrative changes in terms, effective as of March 2, 2011.

Actavis plc, a public limited company organized under the laws of Ireland, as successor to Actavis, Inc., assumed, amended and restated the Original Plan (as such plan has been amended and restated from time to time) and renamed it “The 2013 Incentive Award Plan of Actavis plc” (the “Plan”), incorporating certain other changes in the terms as set forth therein, effective as of October 1, 2013. The Board has adopted this Amended and Restated 2013 Incentive Award Plan of Actavis plc (the “Amended Plan”) as of July 1, 2014, to be effective as of the consummation of the Company’s merger with Forest Laboratories, Inc., subject to approval of the Amended Plan by the Company’s stockholders within twelve (12) months after the Amended Plan is adopted by the Board.

The purposes of the Plan are as follows:

(1)	To provide an additional incentive for Directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company shares and/or rights which recognize such growth, development and financial success.

(2)	To enable the Company to obtain and retain the services of Directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own shares in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1.	“Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.5, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

1.2.	“Applicable Accounting Standards” shall mean generally accepted accounting principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

1.3.	“Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award, a Stock Appreciation Right or an Other Cash-Based Award, which may be awarded or granted under the Plan (collectively, “Awards”).

1.4.	“Award Agreement” shall mean a written or electronic agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.5.	“Award Limit” shall mean five hundred thousand (500,000) shares of Common Stock, as adjusted pursuant to Section 12.3; provided, however, that each share of Common Stock subject to an Award shall be counted as one share against the Award Limit.

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1.6.	“Board” shall mean the Board of Directors of the Company.

1.7.	“Change in Control” shall mean the occurrence of any of the following:

(a)	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)), (i) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of ordinary shares of the Company which, when added to the common stock beneficially owned by such Person, represents more than fifty percent (50%) of either (A) the total fair market value of the then outstanding stock of the Company (the “Outstanding Company Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), or (ii) during any 12-month period, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of securities of Actavis plc representing fifty percent (50%) or more of the Outstanding Company Voting Securities; provided, however, that for purposes of this subsection (a), the following acquisitions of securities of the Company shall not constitute a Change of Control: (V) any acquisition directly from the Company, (W) any acquisition by the Company, (X) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (Y) any acquisition made by a Person who is eligible under the provisions of Rule 13d-1 under the Exchange Act as in effect on the date hereof to report such acquisition on Schedule 13G, or (Z) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of Section 1.7(c) below; or

(b)	Individuals who, as of July 1, 2014, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any person becoming a director subsequent to such date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such person whose initial assumption of office as a member of the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)	Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all (defined as more than 50% of the total gross fair market value) of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination, (i) Persons who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries), (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing such Business Combination.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided, that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

1.8.	“Closing” shall mean the consummation of the Company’s merger with Forest Laboratories, Inc.

1.9.	“Closing Date” shall mean July 1, 2014.

1.10.	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

1.11.	“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

1.12.	“Common Stock” shall mean the ordinary shares of the Company, par value $0.0001 per share.

1.13.	“Company” shall mean Actavis plc, a public limited company organized under the laws of Ireland.

1.14.	“Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for

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the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or Subsidiary to render such services.

1.15.	“Deferred Stock” shall mean rights to receive Common Stock awarded under Section 8.4 of the Plan.

1.16.	“Director” shall mean a member of the Board.

1.17.	“Disability” shall mean unless otherwise defined in an employment agreement between the Holder and the Company, total and permanent disability in accordance with the Company’s long-term disability plan, as determined by the Committee.

1.18.	“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.2 of the Plan.

1.19.	“DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.20.	“Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.21.	“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its shareholders, such as a share dividend, share split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

1.22.	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.23.	“Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(a)	If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or any national market system, including without limitation any market system of The NASDAQ Stock Market, the value of a share of Common Stock shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date, or if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)	If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, the value of a share of Common Stock shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on the date in question, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)	If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, the value of a share of Common Stock shall be established by the Administrator in good faith.

1.24.	“Forest Laboratories Plan” shall mean the Forest Laboratories, Inc. Equity Incentive Plan (as amended August 15, 2013) previously approved by the shareholders of Forest Laboratories, Inc., a Delaware corporation.

1.25.	“Full Value Award” shall mean any Award other than an Option or Stock Appreciation Right.

1.26.	“Holder” shall mean a person who has been granted or awarded an Award.

1.27.	“Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.28.	“Independent Director” shall mean a member of the Board who is not an Employee.

1.29.	“Legacy Actavis Participants” shall mean an Employee, Consultant or Director who provided services to Actavis, Inc. and/or its Subsidiaries immediately prior to May 16, 2013.

1.30.	“Legacy Forest Laboratories Participants” shall mean an Employee, Consultant or Director who provided services to Forest Laboratories, Inc. and/or its subsidiaries immediately prior to the Closing Date.

1.31.	“Legacy Warner Chilcott Participants” shall mean an Employee, Consultant or Director who provided services to Warner Chilcott plc and/or its subsidiaries immediately prior to October 1, 2013.

1.32.	“New Actavis Participants” shall mean an Employee, Consultant or Director who commenced providing services to the Company and/or its Subsidiaries on or following October 1, 2013, excluding any Legacy Actavis Participant, Legacy Forest Laboratories Participant or Legacy Warner Chilcott Participant.

1.33.	“Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

1.34.	“Option” shall mean a share option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

1.35.	“Other Cash-Based Award” means an Award granted under Section 8.6 of the Plan.

1.36.	“Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award, determined as follows

(a)	The Performance Criteria that shall be used pursuant to this Plan are limited to any one or more of the following business criteria: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales

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or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating income, earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on shareholders’ equity; (x) total shareholder return (either absolute or relative to a peer group of companies); (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs (including, but not limited to, cost reductions or savings); (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b)	The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Criteria. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during an applicable performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during an applicable performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

1.37.	“Plan” shall mean the 2013 Incentive Award Plan of Actavis plc, as amended from time to time.

1.38.	“Qualified Substitute Award” shall mean an Award which has substantially the same value and is subject to terms and conditions, including vesting, no less favorable to the Holder than the vesting and other terms and conditions for which such Award was substituted, and which Award provides for immediate vesting upon a Qualified Termination of the Holder’s employment by the successor employer within the two (2) year period following the date of grant of such Qualified Substitute Award.

1.39.	“Qualified Termination” shall mean (i) a termination by the Company of a Holder’s employment with the Company or any of its subsidiaries for any reason other than the Holder’s death, Disability, willful misconduct or activity deemed detrimental to the interests of the Company; or (ii) a resignation by the Holder from employment with the Company or any of its subsidiaries with good reason, which includes (i) a substantial adverse change in the nature or status of the Holder’s responsibilities, (ii) a reduction in the Holder’s base salary and/or levels of entitlement or participation under any incentive plan or employee benefit program without the substitution or implementation of an alternative arrangement of substantially equal value, or (iii) the Company requiring the Holder to relocate to a work location more than fifty (50) miles from his work location prior to the Change in Control.

1.40.	“Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

1.41.	“Restricted Stock Units” shall mean rights to receive Common Stock awarded under Section 8.5 of the Plan.

1.42.	“Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.43.	“Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.44.	“Securities Act” shall mean the Securities Act of 1933, as amended.

1.45.	“Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.46.	“Stock Payment” shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that otherwise would become payable to a key Employee, Independent Director or Consultant in cash, awarded under Section 8.3 of the Plan.

1.47.	“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.48.	“Substitute Award” shall mean an Award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction,

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such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

1.49.	“Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary, or any parent thereof. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.50.	“Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.51.	“Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, or any parent thereof, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary, or any parent thereof, with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

1.52.	“Warner Chilcott Plan” shall mean the Warner Chilcott Equity Incentive Plan previously approved by the shareholders of Warner Chilcott plc, a public limited company organized under the laws of Ireland.

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ARTICLE II.

SHARES SUBJECT TO PLAN

2.1.	Shares Subject to Plan.

(a)	The shares of stock subject to Awards shall be Common Stock. Subject to adjustment as provided in Section 12.3, the aggregate number of such shares of Common Stock which may be issued pursuant to Awards under the Plan after December 31, 2010 shall not exceed (i) 8,241,885 shares, representing the shares of stock authorized for issuance under the Original Plan as of December 31, 2010, plus any shares of stock that after December 31, 2010, were added back under the Original Plan, or may be added back to the Plan, in accordance with the terms set forth in Section 2.2 below (collectively, the “Original Shares”),(1) plus (ii) 1,269,340 shares, which were assumed under the Warner Chilcott Plan (the “Warner Chilcott Shares”), plus (iii) 7,157,687 shares, which were assumed under the Forest Laboratories Plan, excluding any awards granted under the Forest Laboratories Plan prior to the Closing Date which are conditioned upon the Closing (the “Forest Laboratories Shares”). On and after the Closing Date, (x) Original Shares shall be available for Awards granted to Legacy Actavis Participants and New Actavis Participants, (y) Warner Chilcott Shares shall be available for Awards granted to Legacy Warner Chilcott Participants and New Actavis Participants and (z) Forest Laboratories Shares shall be available for Awards granted to Legacy Forest Employees and New Actavis Participants. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such Awards may be either previously authorized but unissued shares or treasury shares. For each Original Share or Warner Chilcott Share granted, the aggregate number of shares of Common Stock available for issuance under the Plan pursuant to this Section 2.1 shall be reduced by one share. For each Forest Laboratories Share issuable upon the exercise of an Option or the vesting of a Stock Appreciation Right or Dividend Equivalent award granted under the Plan, the aggregate number of shares of Common Stock available for issuance under the Plan shall be decreased by one share. However, for all other Forest Laboratories Shares granted, the aggregate number of shares of Common Stock available for issuance under the Plan shall be reduced by 2.45 shares.

(b)	The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any fiscal year of the Company shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Awards which are canceled continue to be counted against the Award Limit.

2.2.	Add-Backs. In the event that under the Original Plan or under this Plan, (a) an Award expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery to the Holder of all or a portion of the shares of Common Stock subject to the Award (including on payment in shares on exercise of a Stock Appreciation Right), such shares shall, to the extent of such cancellation, forfeiture, expiration, cash settlement or termination, will again be available for Awards; (b) shares of Common Stock that have been issued in connection with any Award (e.g., Restricted Stock) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company, such shares, to the extent of such cancellation, forfeiture, or cash settlement will again be available for Awards; and (c) shares of Common Stock are withheld or surrendered in payment of the exercise price or taxes relating to any Award, the shares tendered or withheld will again be available for Awards; provided, however, that, no shares shall become available pursuant to this Section 2.2 to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a “material revision” of the Plan subject to shareholder approval under then applicable rules of the New York Stock Exchange (or any other applicable exchange or quotation system). For all shares that become available again for Awards, the aggregate number of shares of Common Stock available for issuance under the Plan pursuant to Section 2.1 shall be increased by one share, with the exception of Forest Laboratories Shares other than those which were issuable upon the exercise of an Option or the vesting of a Stock Appreciation Right or Dividend Equivalent award granted under the Plan, for which the aggregate number of shares of Common Stock available for issuance under the Plan shall be increased by 2.45 shares. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code. To the extent that Original Shares underlying an Award are again available for Awards pursuant to this Section 2.2, such Original Shares shall be used for Awards granted to Legacy Actavis Participants or New Actavis Participants. To the extent that Warner Chilcott Shares underlying an Award are again available for Awards pursuant to this Section 2.2, such Warner Chilcott Shares shall be used for Awards granted to Legacy Warner Chilcott Participants or New Actavis Participants. To the extent that Forest Laboratories Shares underlying an Award are again available for Awards pursuant to this Section 2.2, such Forest Laboratories Shares shall be used for Awards granted to Legacy Forest Participants or New Actavis Participants, as described in Section 4.1 of this

(1)	As of October 1, 2013, after giving effect to the transaction on such date among Actavis, Inc., the Company, Actavis Ireland Holding Limited, Actavis W.C. Holding LLC, Actavis W.C. Holding 2 LLC and Warner Chilcott there were 257,364 outstanding options, 669,316 outstanding Restricted Stock Units (based on target performance) and 8,110,986 shares available for issuance under the Plan.

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Agreement. The Original Shares, Warner Chilcott Shares and Forest Laboratories Shares shall be used for purposes of the Plan in accordance with this Section 2.2 and the applicable listing standards and rules issued by the New York Stock Exchange (or any other applicable exchange or quotation system).

2.3	Substitute Awards. Shares of Common Stock issued or issuable pursuant to Substitute Awards shall not be counted against, or reduce, the aggregate number of shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not be counted against, or reduce, the aggregate number of shares authorized for grant under the Plan; provided, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination. The Warner Chilcott Shares and Forest Laboratories Shares shall be used for purposes of the Plan in accordance with this Section 2.3 and the applicable listing standards and rules issued by the New York Stock Exchange (or any other applicable exchange or quotation system).

ARTICLE III.

GRANTING OF AWARDS

3.1.	Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2.	Provisions Applicable to Section 162(m) Participants.

(a)	The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b)	Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalent award, a Deferred Stock award or a Stock Payment award, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any Award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c)	To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d)	The maximum value of a cash payment made under an Other Cash-Based Award which may be granted under the Plan with respect to any fiscal year of the Company to any Section 162(m) Participant shall be $50,000,000.

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(e)	Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3.	Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4.	Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of shareholders of the Company).

3.5.	At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Employee, Independent Director or Consultant shall participate in the Plan.

3.6.	Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary of the Company operate or have Employees, Independent Directors or Consultants, or in order to comply with the requirements of any foreign stock exchange or applicable laws, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Employees, Independent Directors or Consultants outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Employees, Independent Directors or Consultants outside the United States to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Article II or expand the classes of persons to whom Awards may be granted under the Plan; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act or any other securities law or governing statute or any other applicable law.

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ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES, CONSULTANTS AND INDEPENDENT DIRECTORS

4.1.	Eligibility. Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

4.2.	Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3.	Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4.	Granting of Options to Employees and Consultants.

(a)	The Administrator shall from time to time, in its absolute discretion, and, subject to applicable limitations of the Plan:

	(i)	Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

	(ii)	Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

	(iii)	Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

	(iv)	Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b)	Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c)	Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5.	Granting of Options to Independent Directors. The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a)	Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

(b)	Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

(c)	Determine the terms and conditions of such Options, consistent with the Plan.

4.6.	Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

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ARTICLE V.

TERMS OF OPTIONS

5.1.	Option Price. The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Administrator; provided, however, that:

(a)	In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

(b)	In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(c)	In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

(d)	In the case of Non-Qualified Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

5.2.	Option Term. The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date the Option is granted if the Option is an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation or parent corporation thereof (as defined in Section 424(e) of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder up to a maximum of ten (10) years from the date the Option is granted, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy. Notwithstanding any of the forgoing, in the event the term of an Option would expire at a time when trading in shares of the Common Stock by Holder is prohibited by law or the Company’s insider trading policy, the term of such Option shall automatically be extended, subject to a maximum of ten (10) years from the date the Option is granted and any requirements of Section 422 of the Code, to the 30th day following the expiration of any applicable trading prohibition.

5.3.	Option Vesting.

(a)	The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee, Independent Director or Consultant vests.

(b)	No portion of an Option granted to an Employee, Independent Director or Consultant which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

(c)	To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof, within the meaning of Section 424 of the Code, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted. For purposes of this Section 5.3(c), the fair market value of stock shall be determined as of the time the Option or other “incentive stock options” with respect to such stock is granted.

5.4.	Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof, does not exceed the excess of: (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed

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or substituted for by the Company, over (d) the aggregate exercise price of such shares.

5.5.	Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 9.2; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Common Stock for which such substituted Option would have been exercisable and at the Option exercise price per share.

ARTICLE VI.

EXERCISE OF OPTIONS

6.1.	Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

6.2.	Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

(a)	A written (or electronic) notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)	Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations or applicable law. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)	In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d)	Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Holder, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing paragraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

6.3.	Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

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(e)	The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.4.	Rights as Shareholders. Holders shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.5.	Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

6.6.	Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

7.1.	Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant, whom the Administrator determines should receive such an Award.

7.2.	Award of Restricted Stock.

(a)	The Administrator may from time to time, in its absolute discretion:

(i)	Determine which Employees are key Employees, and select from among the key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)	Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b)	The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)	Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3.	Rights as Shareholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any dividends or distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

7.4.	Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, or any Subsidiary, or any parent thereof, Company performance and individual performance, or any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, and except with respect to shares of Restricted Stock granted to Section 162(m) Participants, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration (or may be redeemed or acquired by the Company for no consideration), upon Termination of Employment, Termination

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of Directorship, or Termination of Consultancy, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or Disability; and, provided, further, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise (provided that, in the case of shares of Restricted Stock granted to Section 162(m) Participants that are intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such shares shall continue to be subject to the applicable Performance Criteria following such Termination of Employment, Termination of Directorship, or Termination of Consultancy).

7.5.	Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase or redeem from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase or redemption shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or Disability; and, provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise.

7.6.	Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7.	Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8.	Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.

DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS, RESTRICTED STOCK UNITS

8.1.	Eligibility. Subject to the Award Limit, one or more Dividend Equivalent awards, Deferred Stock awards, Stock Payment awards, Restricted Stock Unit awards and/or Other Cash-Based Awards may be granted to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant, whom the Administrator determines should receive such an Award.

8.2.	Dividend Equivalents.

(a)	Any key Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date an Award is granted, and the date such Award vests, is exercised, is distributed, terminates or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b)	Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.3.	Stock Payments. Any key Employee, Independent Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by

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the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.4.	Deferred Stock. Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award shall not be issued until the Deferred Stock award shall have vested, pursuant to a vesting schedule or performance criteria set by the Administrator. The Administrator shall specify the distribution dates applicable to each Deferred Stock award which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.5.	Restricted Stock Units. Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Criteria or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant; provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the Restricted Stock Unit vests. On the distribution dates, the Company shall transfer to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator. The Administrator shall specify the purchase price, if any, to be paid by the Employee, Independent Director or Consultant to the Company for such shares of Common Stock to be distributed pursuant to the Restricted Stock Unit award.

8.6.	Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Employees in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

8.7.	Term. The term of a Dividend Equivalent award, Deferred Stock award, Stock Payment award, Restricted Stock Unit award and/or Other Cash-Based Award shall be set by the Administrator in its discretion.

8.8.	Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that such price shall not be less than the par value of a share of Common Stock.

8.9.	Exercise upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is distributable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be distributed subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company.

8.10.	Form of Payment. Payment of the amount determined under Section 8.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

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ARTICLE IX.

STOCK APPRECIATION RIGHTS

9.1.	Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee, Independent Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

9.2.	Coupled Stock Appreciation Rights.

(a)	A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b)	A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c)	A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3.	Independent Stock Appreciation Rights.

(a)	An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator provided, however, that the term shall not be more than ten (10) years from the date the ISAR is granted. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Independent Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or Disability, or otherwise. Notwithstanding any of the forgoing, in the event the term of an ISAR would expire at a time when trading in shares of the Common Stock by Holder is prohibited by law or the Company’s insider trading policy, the term of such ISAR shall automatically be extended, subject to a maximum of ten (10) years from the date the ISAR is granted, to the 30th day following the expiration of any applicable trading prohibition.

(b)	An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4.	Payment and Limitations on Exercise.

(a)	Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

(b)	Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

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ARTICLE X.

COMPLIANCE WITH SECTION 409A OF THE CODE

10.1.	Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article X, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article X.

10.2.	Distributions under a Section 409A Award.

(a)	Subject to subsection (b), any shares of Common Stock, cash or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i)	the Holder’s separation from service, as determined by the Secretary of the Treasury,

(ii)	the date the Holder becomes disabled,

(iii)	the Holder’s death,

(iv)	a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral of such compensation,

(v)	to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary, or

(vi)	the occurrence of an unforeseeable emergency with respect to the Holder.

(b)	In the case of a Holder who is a specified employee, the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Holder’s separation from service (or, if earlier, the date of the Holder’s death). For purposes of this subsection (b), a Holder shall be a specified employee if such Holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c)	The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Holder’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d)	For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

10.3.	Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Common Stock, cash or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4.	Elections under Section 409A Awards.

(a)	Any deferral election provided under or with respect to an Award to any Employee, Independent Director or Consultant, or to the Holder of a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii), any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i)	In the case of the first year in which an Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty (30) days after the date the Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii)	In the case of any performance-based compensation based on services performed by an Employee, Independent Director or Consultant, or the Holder, over a period of at least twelve (12) months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b)	In the event that a Section 409A Award permits, under a subsequent election by the Holder of such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock, cash or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

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(i)	such subsequent election may not take effect until at least twelve (12) months after the date on which the election is made,

(ii)	in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii)	in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve (12) months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

10.5.	Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE XI.

ADMINISTRATION

11.1.	Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the shares are listed, quoted or traded. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

11.2.	Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Article X, Section 12.6 or Section 12.7. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

11.3.	Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

11.4.	Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.5.	Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company, to the extent permitted by applicable law and rules of any securities exchange or automated quotation system on which the shares are listed; provided, however, that the Committee may not delegate its authority to grant Awards to individuals: (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such

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delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

11.6	Authority of Administrator. Subject to the Company’s memorandum and articles of association, the Committee’s charter, any specific designation in the Plan and any delegation of authority permitted under the Plan or applicable law, the Committee (or its delegate, as permitted under the Plan and applicable law) has the exclusive power, authority and sole discretion to:

(a)	Designate Employees, Directors and Consultants eligible to receive Awards;

(b)	Determine the type or types of Awards to be granted to each eligible Employee, Director and Consultant;

(c)	Determine the number of Awards to be granted and the number of shares to which an Award will relate;

(d)	Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e)	Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)	Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)	Decide all other matters that must be determined in connection with an Award;

(h)	Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)	Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j)	Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 12.3.

ARTICLE XII.

MISCELLANEOUS PROVISIONS

12.1.	Transferability of Awards.

(a)	Except as otherwise provided in Section 12.1(b):

(i)	No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)	No Option, Restricted Stock award, Deferred Stock award, Stock Appreciation Right, Dividend Equivalent award, Stock Payment award, or Restricted Stock Unit award, or any interest or right therein, shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)	During the lifetime of the Holder, only the Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b)	Notwithstanding Section 12.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute

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any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 12.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

12.2.	Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 12.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, or the maximum number of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Dividend Equivalent awards, Deferred Stock awards, or Stock Payment awards, (ii) expand the classes of persons to whom Awards may be granted under the Plan, or (iii) reduce the exercise price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 12.6, or (iv) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying shares. Except as provided in Article X, Section 12.6 or Section 12.7, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

(a)	The expiration of ten (10) years from the date this Plan is adopted by the Board; or

(b)	The expiration of ten (10) years from the date this Plan is approved by the Company’s shareholders under Section 12.4.

12.3.	Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)	Subject to Section 12.3(f), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock, in each case other than an Equity Restructuring, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(i)	The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan, and the maximum number and kind of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Dividend Equivalent awards, Deferred Stock awards or Stock Payment awards, adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted);

(ii)	The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii)	The grant or exercise price with respect to any Award.

(b)	Subject to Sections 12.3(c), 12.3(d) and 12.3(f), in the event of any transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)	To provide for either the purchase of any such Award for an amount of cash equal to the amount that

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could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)	To provide that the Award cannot vest, be exercised or become payable after such event;

(iii)	To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv)	To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v)	To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

(vi)	To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock, Restricted Stock Units or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

(c)	Change in Control

(i)	Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall remain outstanding, or shall be assumed or a Qualified Substitute Award shall be provided by the successor corporation, or a parent or subsidiary of the successor corporation. Solely for Awards granted on or after the Closing Date, or which become effective on or after the Closing Date, if the Award continues to be outstanding following the effective date of a Change in Control, then in the event of a Qualified Termination of the Holder’s employment with the Company or any of its subsidiaries during the two (2) year period following the Change in Control and prior to the full vesting of the Award granted prior to the Change in Control, all outstanding unvested Awards granted to the Holder prior to the Change in Control shall immediately become fully vested and exercisable to the extent permitted by law, notwithstanding any provisions of the Plan or of the applicable Award Agreement to the contrary.

(ii)	In the event that the successor corporation, or a parent or subsidiary of the successor corporation, with respect to the Change in Control transaction refuses to assume or provide a Qualified Substitute Award for the Award, the Holder shall have the right to exercise the Award as to all of the shares subject thereto, including shares as to which such Award otherwise would not be exercisable, and the Holder shall have the right to vest in, and received a distribution of, such Award, with respect to all of the shares subject thereto. If an Award becomes exercisable in lieu of assumption or substitution with a Qualified Substitute Award by the successor corporation, or a parent or subsidiary corporation, with respect to a Change in Control transaction, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of not less than fifteen (15) days from the date of such notice prior to the Change in Control transaction, and the Award shall terminate upon the expiration of such period. For purposes of this Section 12.3(c), the Award shall be assumed if, following the Change in Control transaction, the Award confers on the Holder the right to purchase or receive, for each share subject to the Award immediately prior to the Change in Control transaction, the consideration (whether in stock, cash, or other securities or property, or a combination thereof) received or to be received for each share of Common Stock in the Change in Control transaction on the effective date of the Change in Control transaction (and if holders of shares of Common Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the issued or outstanding shares of Common Stock); provided, however, that, if such consideration received in the Change in Control transaction was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation or its parent, provide for the consideration to be received upon the exercise, vesting or distribution of the assumed Award, for each share subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Change in Control transaction.

(d)	In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.3(a) and 12.3(b):

(i)	The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii)	The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments

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of the limitations in Sections 3.1 and 3.3 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted). The adjustments provided under this Section 12.3(d) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(e)	Subject to Sections 12.3(f), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award or Award Agreement as it may deem equitable and in the best interests of the Company.

(f)	With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(g)	The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h)	No action shall be taken under this Section 12.3 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

12.4.	Approval of Amended Plan by Shareholders. The Amended Plan must be submitted for approval by the Company’s stockholders within twelve (12) months of July 1, 2014 (the date the Board adopted the Amended Plan in its current form). Other Cash-Based Awards may be awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no payments shall be made pursuant thereto prior to the time when the Amended Plan is approved by the stockholders. If stockholder approval of the Amended Plan has not been obtained at the end of said twelve (12) month period, all Other Cash-Based Awards previously awarded under the Amended Plan shall thereupon be canceled and become null and void and Section 8.6 and the other provisions of the Amended Plan relating to Other Cash-Based Awards shall cease to be effective with respect to Other Cash-Based Awards. For the avoidance of doubt, any Award other than an Other Cash-Based Award awarded on or after the date the Board adopted the Amended Plan and prior to such stockholder approval shall remain in full force and effect if stockholder approval of the Amended Plan has not been obtained at the end of said twelve (12) month period.

12.5.	Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the grant, issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

12.6.	Prohibition on Repricing. Subject to Section 12.3, the Administrator shall not, without the approval of the shareholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying shares. Subject to Section 12.3, the Administrator shall have the authority, without the approval of the shareholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

12.7.	Forfeiture and Clawback Provisions. Pursuant to its general

ACTAVIS - 2015 Proxy Statement    A-21

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authority to determine the terms and conditions applicable to Awards and the Award Agreements under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (b) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (i) a Termination of Employment, Termination of Directorship or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Directorship or Termination of Consultancy for “cause” (as such term is defined in the sole and absolute discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Holder).

12.8.	Effect of Plan upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.9.	Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.10.	Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.11.	Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the New Jersey without regard to conflicts of laws thereof.

12.12	Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.13	Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.14	Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board (or the delegates of the Committee or the Board as permitted under the Plan and applicable law) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s memorandum and articles of association, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.15	Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

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ADDENDUM REGARDING

NON-UNITED STATES PARTICIPANTS

This Addendum (the “Addendum”) includes special rules applicable to the Holders in the countries below.

UNITED KINGDOM

I.	SUB-PLAN

Pursuant to Section 3.6 of The 2013 Incentive Award Plan of Actavis plc (the “Plan”), Actavis plc hereby adopts this sub-plan (the “Sub-Plan”), which sets out the terms on which any Award shall be granted to Employees residing in the United Kingdom. The Sub-Plan forms the rules of the employee share scheme applicable to the United Kingdom-based Employees of the Company and any Subsidiaries. All awards granted to Employees of the Company or any Subsidiaries who are based in the United Kingdom will be granted on similar terms.

Where there is any conflict between the terms of the Plan and the terms of this Sub-Plan, the terms of this Sub-Plan will take precedence over the terms of the Plan.

II.	DEFINITIONS

In this Sub-Plan, capitalized terms not otherwise defined shall be as defined in the Plan.

III.	PARTICIPANTS

This Sub-Plan incorporates the terms of the Plan in their entirety with the exception that in the United Kingdom, only Employees of the Company or any Subsidiaries are eligible to receive Awards. Other service providers, including Consultants and Independent Directors, who are not Employees are not eligible to receive Awards in the United Kingdom pursuant to this Sub-Plan.

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www.Actavis.com

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 3, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 3, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M92046-P65153-Z65629 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ACTAVIS PLC

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Paul M. Bisaro	☐	☐	☐
1b. Nesli Basgoz, M.D.	☐	☐	☐
1c. James H. Bloem	☐	☐	☐
1d. Christopher W. Bodine	☐	☐	☐
1e. Christopher J. Coughlin	☐	☐	☐
1f. Michael R. Gallagher	☐	☐	☐
1g. Catherine M. Klema	☐	☐	☐
1h. Peter J. McDonnell, M.D.	☐	☐	☐
1i. Patrick J. O'Sullivan	☐	☐	☐
1j. Brenton L. Saunders	☐	☐	☐
1k. Ronald R. Taylor	☐	☐	☐
1l. Fred G. Weiss	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:

	For	Against	Abstain
6. To vote on a shareholder proposal requesting the Company to issue a sustainability report.	☐	☐	☐
7. To vote on a shareholder proposal requesting the Company to adopt such shareholder's policy regarding executive stock retention.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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M92047-P65153-Z65629

ANNUAL MEETING PROXY CARD - ACTAVIS PLC
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2015

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying joint proxy statement and, revoking any proxy or voting instructions previously given, hereby appoints Brenton L. Saunders, Paul M. Bisaro and A. Robert D. Bailey as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as indicated on the reverse side of this card, all of the Actavis ordinary shares held by the undersigned at the close of business on April 10, 2015, at the Annual Meeting of Shareholders to be held at 1 Grand Canal Square, Docklands, Dublin 2, Ireland, on June 5, 2015 at 8:30 AM, local time, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side